                       CONVERSION APPRAISAL UPDATE REPORT
                               PSB BANCORP, INC.

                          PROPOSED HOLDING COMPANY FOR
                           PENNSYLVANIA SAVINGS BANK
                           Philadelphia, Pennsylvania

                              Stock Prices As Of:
                               February 13, 1998












                                  Prepared By:
                               RP Financial, LC.
                            1700 North Moore Street
                                   Suite 2210
                           Arlington, Virginia 22209

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants



                                           February 13, 1998



Boards of Trustees
PSB Mutual Holding Company
Pennsylvania Savings Bank
1835 Market Street
Philadelphia, Pennsylvania  19103

To the Boards:

         We have completed and hereby provide an updated appraisal of the estimated pro forma market value of the common stock which is to be issued by PSB Bancorp, Inc., Philadelphia, Pennsylvania (the "Holding Company"), in connection with the mutual-to-stock conversion of PSB Mutual Holding Company (the "MHC"). The MHC currently has a majority ownership interest in, and its principal asset consists of, the common stock of Pennsylvania Savings Bank, Philadelphia, Pennsylvania (the "Savings Bank"). It is our understanding that the Holding Company will offer its stock in a Subscription and Community offering to the Savings Bank's Eligible Account Holders, to the Savings Bank's employee stock ownership plan ("ESOP"), to Supplemental Eligible Account Holders of the Savings Bank, to Public Shareholders, and to the Local Community (the "Conversion Offerings"). This appraisal update is being furnished to the Pennsylvania Department of Banking ("PDOB") and the Federal Deposit Insurance Corporation ("FDIC"). Our original appraisal report, dated September 19, 1997 (the "Original Appraisal"), is incorporated herein by reference. As in the preparation of our Original Appraisal, we believe the data and information used herein is reliable; however, we cannot guarantee the accuracy and completeness of such information.

         This updated appraisal reflects the following: (1) a review of recent developments in the Savings Bank's financial condition, including updated financial data through December 31, 1997; (2) an updated comparison of the Savings Bank's financial condition and operating results versus the Peer Group companies identified in the Original Appraisal; and (3) a review of stock market conditions since the Original Appraisal date, along with updated stock prices as of February 13, 1998.

         Pro forma market value is defined as the price at which the Savings Bank's stock, immediately upon completion of the conversion offering, would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts.

         Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the common stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the pro forma market value thereof. RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities. RP Financial maintains a policy which prohibits the company, its principals or employees from purchasing stock of its client institutions.

-------------------------------------------------------------------------------
Washington Headquarters
Rosslyn Center
1700 North Moore Street, Suite 2210                   Telephone: (703) 528-1700
Arlington, VA 22209                                     Fax No.: (703) 528-1788

RP Financial, LC.
Board of Directors
February 13, 1998
Page 2

Discussion of Relevant Considerations

1.       Financial Results

         Table 1 presents summary balance sheet and income statement details for the twelve months ended June 30, 1997 and updated unaudited financial information through December 31, 1997. The overall composition of the Savings Bank's December 31, 1997 balance sheet was comparable to the June 30, 1997 data, with the Savings Bank posting a moderate increase in total assets, driven primarily by an increase in loans receivable and funded with increases in deposits and stockholders' equity. Updated earnings for the Savings Bank also reflect positive growth due primarily to elimination of the SAIF assessment expense from the trailing twelve month earnings base and an increase in net interest income.

         The Savings Bank's total assets increased by $5.0 million, or 4.1 percent, from June 30, 1997 to December 31, 1997. Although the Savings Bank's balance sheet reflected moderate growth, the composition of the Savings Bank's interest-earning assets ("IEA") was generally consistent with the earlier balance sheet composition, reflecting only moderate changes. The concentration of loans equaled 53.0 percent of assets as of December 31, 1997 which reflects an increase from the 50.0 percent ratio reported as of June 30, 1997. The loan portfolio exhibited growth primarily in the areas of permanent residential mortgage loans and commercial loans, which is consistent with the Savings Bank's business plan of deploying its substantial balance of cash and investments into whole loans receivable.

         The balance of interest-earning assets consisted of cash and investments and mortgage-backed securities ("MBS"). As a result of the Savings Bank's business plan of recent years, which focused on restructuring internal operations and putting in place infrastructure, the Savings Bank had not aggressively pursued growth in loans -- preferring instead to maintain funds in low risk cash and investments. The balance of cash and investments continued to comprise a significant portion of the balance sheet, equal to 39.1 percent of assets at December 31, 1997 versus 41.5 percent as of June 30, 1997. As described in the Original Appraisal, the Savings Bank anticipates a short term increase in cash and investments due to retaining the capital from the conversion but, longer term, anticipates a gradual reduction in cash and investments as such funds are deployed into loans receivable.

         The remaining component of interest-earning assets was MBS. In the past, the Savings Bank has utilized MBS as a means to increase the level of interest-earning assets, as an avenue to deploy excess liquidity, and as an investment vehicle to leverage the balance sheet. MBS equaled 3.9 percent of assets as of December 31, 1997, which reflects a decrease from 4.6 percent as of June 30, 1997. The decrease in the MBS percentage is due to normal principal reductions and prepayments in the mortgage related securities. The Savings Bank is not currently purchasing MBS and the reduction represents normal principal reductions through amortization and prepayments.

         Asset quality ratios improved moderately, but in general remained consistent with those reported in the Original Appraisal, with the ratio of non-performing assets ("NPAs") to total assets equaling 1.97 percent as of December 31, 1997 as compared to 2.70 percent as of June 30, 1997. Similarly, reserve coverage ratios and allowances for loan losses as a percent of total loans did not change materially over the quarter. The overall assessment of the Savings Bank's asset quality is unchanged from the Original Appraisal, as the Savings Bank reported higher NPAs and lower reserve coverage ratios relative to industry and peer group averages.

RP Financial, LC.
Board of Directors
February 13, 1998
Page 3

                                    Table 1
                           Pennsylvania Savings Bank
                             Recent Financial Data

                                           At June 30, 1997              At December 31, 1997
                                           ----------------              --------------------
                                                      (% of                           (% of
                                           Amount    Assets)             Amount       Assets)
                                           ------    -------             ------       -------
                                           ($000)     (%)                ($000)        (%)
Balance Sheet Data
------------------
Total Assets                              $124,298   100.0%             $129,338      100.0%
Loans Receivable, Net                       62,140    50.0                68,490       53.0
Mortgage-Backed Securities                   5,718     4.6                 5,002        3.9
Cash & Investments                          51,568    41.5                50,508       39.1
Deposits                                   104,437    84.0               108,734       84.1
Stockholders' Equity                        14,526    11.7                14,998       11.6


                                           12 Months Ended                12 Months Ended
                                            June 30, 1997                 December 31, 1997
                                           ----------------              -------------------
                                                      (% of                         (% of
                                                       Avg.                          Avg.
                                           Amount    Assets)            Amount      Assets)
                                           ------    -------            ------      -------
                                           ($000)     (%)               ($000)        (%)
Summary Income Statement
------------------------
Interest Income                            $8,295     7.02%             $8,740       7.05%
Interest Expense                           (4,240)   (3.59)             (4,534)     (3.66)
                                           ------     ----              ------       ----
  Net Interest Income                      $4,055     3.43%             $4,206       3.39%
Provision for Loan Losses                    (133)   (0.11)                (60)     (0.05)
                                           ------     ----              ------       ----
  Net Interest Income After Provisions     $3,922     3.32%             $4,146       3.34%
Other Non-Interest Income                   1,076     0.91               1,071       0.86
Operating Expense                          (4,136)   (3.50)             (4,156)     (3.36)
                                           ------     ----              ------       ----
  Net Operating Income                       $862     0.73%             $1,061       0.85%
Gain (loss) on RE Opns                       (138)   (0.12)                 (8)     (0.01)
Special SAIF Assessment                      (567)   (0.48)                  0       0.00
                                           ------     ----              ------       ----
  Gains and Net Non-Operating Income        ($705)   (0.60)%               $(8)     (0.01)%
Net Income Before Tax                         157     0.13               1,053       0.84
Income Taxes                                 (135)   (0.11)               (345)     (0.28)
                                           ------     ----              ------       ----
  Net Income (Loss)                           $22     0.02%               $708       0.57%

Source:  The Savings Bank's prospectus and RP Financial calculations.

         The Savings Bank's operations continued to be funded primarily with retail deposits and, similar to asset trends, deposits increased moderately to equal $108.7 million as of December 31, 1997. The increase in assets over the most recent quarter was funded by an increase in deposits and borrowed funds, primarily consisting of retail reverse repurchase agreements from customers.

RP Financial, LC.
Board of Directors
February 13, 1998
Page 4

         Positive earnings during the quarter ended December 31, 1997 supported the increase in the Savings Bank's capital to $15.0 million at December 31, 1997 versus a comparative balance of $14.5 million at June 30, 1997. Slightly faster asset growth during the quarter resulted in the Savings Bank's capital ratio decreasing from 11.7 percent to 11.6 percent as of December 31, 1997. The Savings Bank remains in compliance with all applicable regulatory capital ratios as of December 31, 1997.

         The Savings Bank's operating results for the twelve months ended June 30, 1997 and December 31, 1997 are also set forth in Table 1. Updated earnings for the Savings Bank were noticeably higher at December 31, 1997 equal to $708,000 versus $22,000 for the twelve months ended June 30, 1997. The improvement in trailing twelve month earnings was largely attributable to elimination of the one-time SAIF assessment from the trailing twelve month earnings base and a significant reduction in real estate losses on a trailing twelve month basis. However, the Savings Bank also benefitted from an increase in net interest income, a reduction in loan loss provisions, and lower operating expenses as a percentage of average assets. RP Financial's estimate of core earnings takes into consideration non-operating or one-time items, including the SAIF assessment. For the twelve months ended June 30, 1997 and December 31, 1997, estimated core earnings for the Savings Bank totaled $487,000 and $713,000, respectively, with the increase in estimated core earnings driven by the above factors.

         The Savings Bank's updated net interest income exhibited an increase of approximately $150,000 to a level of $4.2 million on a trailing twelve months basis. This increase is attributed primarily to the growth in the Savings Bank's balance sheet and deployment of lower yielding cash and investments into higher yielding loans receivable. The ratio of net interest income to average decreased slightly to 3.39 percent from 3.43 percent.

         The Savings Bank's higher level of business activity increased overall operating costs on a dollar basis, however, after considering the balance sheet growth the Savings Bank's operating expense ratio exhibited a slight improvement. Specifically, for the twelve months ended December 31, 1997, the Savings Bank's operating expenses equaled $4.2 million, equal to 3.36 percent of average assets, as compared to $4.1 million, or 3.50 percent of average assets, for the twelve months ended June 30, 1997. The Savings Bank's operating costs remain above industry averages as its operations include the costs of the Savings Bank's mortgage banking activity, increased overhead related to relocating downtown and putting in place significant infrastructure, pursuing a diversified operating strategy, and operating a large number of branches relative to total assets. No material increases to the Savings Bank's expenses are anticipated by management in the future although the Savings Bank may likely experience upward pressures on expense levels due to inflation and the cost of stock based benefit plans resulting from the second step conversion.

         The Savings Bank's diversified lending operations coupled with its various fee generating activities continue to provide it with a relatively high level of non-interest income. For both periods shown in Table 1, non-interest income equaled approximately $1.1 million equal to 0.86 percent of average assets for the twelve months ended December 31, 1997 versus 0.91 percent for the June 30, 1997 period.

         Other components of the Savings Bank's income and expenses remained relatively unchanged on a trailing twelve month basis incorporating updated financial data. Provision for loans losses equaled $60,000 or 0.05 percent of average assets for December 31, 1997 versus a comparable figure of $133,000 and
0.11 percent of average assets for the twelve months ended June 30, 1997. Losses on real estate declined from $138,000 at June 30, 1997 to $8,000 as of December 31, 1997. The most significant difference in expenses related to the special SAIF assessment of $567,000 which was no longer reflected in trailing twelve month earnings at December 31, 1997.

RP Financial, LC.
Board of Directors
February 13, 1998
Page 5

2.       Peer Group Financial Comparisons

         Tables 2 and 3 present the financial characteristics and operating results for the Savings Bank, the Peer Group and all publicly-traded SAIF-insured thrifts. The Savings Bank's financial information is based on results through December 31, 1997, while financial data for the Peer Group is as of December 31 or September 30, 1997, based on the latest data available.

         In general, the comparative balance sheet ratios for the Savings Bank and the Peer Group did not vary significantly from the ratios exhibited in the Original Appraisal. Relative to the Peer Group, the Savings Bank's interest-earning asset composition continued to reflect a lower level of loans and MBS and a significantly higher balance of cash and investments. A more detailed analysis of the respective loan portfolios of the Savings Bank and the Peer Group set forth in the Original Appraisal indicated that: (1) both the Savings Bank and the Peer Group are primarily mortgage lenders; and (2) the Savings Bank has a greater proportion of its portfolio invested in residential permanent loans and multi-family/commercial real estate loans while, conversely, the Peer Group has diversified its portfolio to include a higher proportion of MBS, construction and commercial business loans. Overall, Bank's interest-earning assets amounted to 96.0 percent of assets, which continued to be lower than the comparable Peer Group ratio of 97.3 percent.

         The mix of deposits and borrowings maintained by the Savings Bank and the Peer Group also did not change significantly. The Savings Bank's funding composition continued to reflect a higher concentration of deposits and a lower level of borrowed funds. Updated interest-bearing liabilities to assets ratios equaled 86.3 percent and 84.5 percent for the Savings Bank and the Peer Group, respectively, with the Savings Bank's higher ratio continuing to be largely attributable to the maintenance of a lower capital position. The Savings Bank posted an updated equity-to-assets ratio of 11.6 percent versus a comparative ratio of 14.2 percent for the Peer Group. Overall, the Savings Bank's updated interest-earning assets to interest-bearing liabilities ("IEA/IBL") ratio equaled 111.2 percent, which remained below the comparative Peer Group average of 115.2 percent. As noted in the Original Appraisal, the additional capital realized from the stock conversion should serve to largely address the lower IEA/IBL ratio currently maintained by the Savings Bank.

         Updated growth rates for the Peer Group reflect twelve months ended December 31 or September 30, 1997. Growth rates for the Savings Bank reflect growth for the twelve months ended December 31, 1997. Asset growth rates of positive 9.2 percent and 9.8 percent were posted by the Savings Bank and the Peer Group, respectively. The overall trends in growth for both the Savings Bank and the Peer Group remain unchanged from the Original Appraisal with both reflecting healthy growth in the major balance sheet categories of total assets, loans receivable and deposits. Similar to the Original Appraisal, the Savings Bank posted a stronger capital growth rate than the Peer Group (positive 5.9 percent versus negative 7.6 percent for the Peer Group). Higher dividend payments and stock repurchases (the Peer Group is comprised of full stock companies), as well as possible negative SFAS 115 adjustments, were likely factors that accounted for the Peer Group's negative capital growth rate. Following the increase in capital realized from conversion proceeds, the Savings Bank's capital growth rate will be depressed by a higher pro forma capital position and comparatively lower marginal returns, dividends which will be paid on all outstanding shares and potentially stock repurchases.

         Table 3 displays comparative operating results for the Savings Bank and the Peer Group, based on their earnings for the twelve months ended December 31, 1997 or September 30, 1997, based on the latest data available. Updated earnings for the Savings Bank continued to be lower than the Peer Group. Consistent with the characteristics observed in the Original Appraisal, the Savings Bank's operations compared relatively closely to the Peer Group with respect to net interest income, compared favorably with regard to non-interest income, but compared unfavorably with respect to operating expenses.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700


                                     Table 2
                   Balance Sheet Composition and Growth Rates
                         Comparable Institution Analysis
                             As of December 31, 1997

                                                            Balance Sheet as a Percent of Assets
                                    -----------------------------------------------------------------------------------------
                                      Cash and                          Borrowed  Subd.    Net    Goodwill Tng Net    MEMO:
                                    Investments  Loans   MBS  Deposits   Funds    Debt    Worth   & Intang  Worth  Pref.Stock
                                    -----------  -----   ---  --------  --------  -----   -----   -------- ------- ----------
Pennsylvania SB of PA
---------------------
  December 31, 1997                       39.1   53.0    3.9     84.1      2.2     0.0     11.6      0.0    11.6       0.0




SAIF-Insured Thrifts                      17.4   68.0   10.9     69.6     15.3     0.2     13.1      0.2    12.9       0.0
State of PA                               23.3   60.6   13.2     69.5     18.8     0.1      9.9      0.3     9.6       0.0
Comparable Group Average                  23.1   58.6   15.6     71.4     13.1     0.0     14.2      0.2    14.1       0.0
  Mid-Atlantic Companies                  23.1   58.6   15.6     71.4     13.1     0.0     14.2      0.2    14.1       0.0


Comparable Group
----------------


Mid-Atlantic Companies
----------------------

GAF   GA Financial Corp. of PA            31.7   39.1   26.7     59.0     25.3     0.0     14.8      0.1    14.7       0.0
HRBF  Harbor Federal Bancorp of MD        24.9   63.4    9.5     75.6     10.7     0.0     12.5      0.0    12.5       0.0
LARL  Laurel Capital Group of PA          23.3   69.1    6.0     81.5      6.1     0.0     10.6      0.0    10.6       0.0
PEEK  Peekskill Fin. Corp. of NY(1)       18.9   25.7   54.2     72.8      0.0     0.0     26.1      0.0    26.1       0.0
PWBK  Pennwood Bancorp, Inc. of PA(1)     32.2   60.2    3.9     76.7      3.1     0.0     18.3      0.0    18.3       0.0
PHFC  Pittsburgh Home Fin Corp of PA      21.3   63.5   13.0     47.4     42.5     0.0      8.2      0.1     8.1       0.0
PRBC  Prestige Bancorp of PA              22.5   67.1    7.4     63.6     24.2     0.0     10.9      0.0    10.9       0.0
SFED  SFS Bancorp of Schenectady NY       11.2   76.7    9.7     86.3      0.0     0.0     12.3      0.0    12.3       0.0
THRD  TF Financial Corp. of PA            31.9   42.0   22.6     75.4     14.8     0.0      8.4      1.4     7.0       0.0
WHGB  WHG Bancshares of MD(1)             13.1   79.6    2.9     75.3      4.1     0.0     20.1      0.0    20.1       0.0

                      (RESTUBBED TABLE FROM PREVIOUS PAGE)

                                                     Balance Sheet Annual Growth Rates                      Regulatory Capital
                                        ------------------------------------------------------------    --------------------------
                                                Cash and   Loans           Borrows.   Net    Tng Net
                                        Assets Investments & MBS  Deposits &Subdebt  Worth    Worth     Tangible   Core   Reg.Cap.
                                        ------ ----------- -----  -------- --------  -----   -------    --------   ----   --------
Pennsylvania SB of PA
---------------------
  December 31, 1997                     9.21     -0.17     16.42    8.11     84.94    5.86     5.86       13.36    13.36    25.06




SAIF-Insured Thrifts                   11.39      4.56     13.16    8.27     12.49    3.53     2.90       11.37    11.53    23.44
State of PA                            16.98     19.05     16.36   10.10     19.45    4.88     4.35        9.32    10.18    20.94
Comparable Group Average                9.81     11.32     12.16    3.46     32.63   -7.60    -7.99       11.40    12.86    23.78
  Mid-Atlantic Companies                9.81     11.32     12.16    3.46     32.63   -7.60    -7.99       11.40    12.86    23.78


Comparable Group
----------------


Mid-Atlantic Companies
----------------------

GAF   GA Financial Corp. of PA         23.64     13.78     32.84    2.80        NM   -5.13    -6.02       12.59    12.59    33.76
HRBF  Harbor Federal Bancorp of MD      6.76      5.50     10.09    5.35     23.04    3.40     3.40          NM       NM       NM
LARL  Laurel Capital Group of PA        5.39     32.69      0.26    2.45     85.01    3.99     3.99          NM    10.33    21.21
PEEK  Peekskill Fin. Corp. of NY(1)    -2.82     -8.21     -1.58    2.37        NM  -13.93   -13.93          NM       NM       NM
PWBK  Pennwood Bancorp, Inc. of PA(1)   3.07    -25.87     29.54    2.63        NM   -5.60    -5.60          NM    18.05    34.17
PHFC  Pittsburgh Home Fin Corp of PA   37.03     50.78     33.82    4.35        NM  -13.24   -13.27          NM    17.52     7.83
PRBC  Prestige Bancorp of PA           24.97     51.22     18.48    8.75        NM    1.30     1.30        8.83     8.83    18.78
SFED  SFS Bancorp of Schenectady NY     5.79    -10.31      8.54    7.01        NM   -1.11    -1.11       12.28    12.28    23.78
THRD  TF Financial Corp. of PA         -7.84      6.48    -13.62   -3.98    -10.17  -30.97   -33.98        7.20     7.20    17.48
WHGB  WHG Bancshares of MD(1)           2.10     -2.89      3.22    2.89        NM  -14.70   -14.70       16.10    16.10    33.19

(1) Financial information is for the quarter ending September 30, 1997.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700



                                     Table 3
        Income as a Percent of Average Assets and Yields, Costs, Spreads
                         Comparable Institution Analysis
                  For the Twelve Months Ended December 31, 1997

                                                       Net Interest Income                    Other Income
                                                   ----------------------------            -------------------
                                                                          Loss     NII                            Total
                                             Net                         Provis.  After    Loan   R.E.   Other    Other
                                           Income  Income Expense   NII  on IEA   Provis.  Fees   Oper.  Income  Income
                                           ------  ------ -------   ---  ------   -------  ----   -----  ------  ------
Pennsylvania SB of PA
---------------------

  December 31, 1997                          0.57    7.05    3.66   3.39   0.05    3.34    0.00   0.00    0.86     0.86




SAIF-Insured Thrifts                         0.95    7.41    4.13   3.28   0.12    3.16    0.11   0.01    0.33     0.46
State of PA                                  0.88    7.37    4.18   3.19   0.10    3.09    0.07  -0.01    0.23     0.30
Comparable Group Average                     0.90    7.25    3.84   3.41   0.06    3.35    0.04  -0.01    0.18     0.20
  Mid-Atlantic Companies                     0.90    7.25    3.84   3.41   0.06    3.35    0.04  -0.01    0.18     0.20


Comparable Group
----------------


Mid-Atlantic Companies
----------------------

GAF   GA Financial Corp. of PA               1.14    7.24    3.74   3.49   0.04    3.45    0.00   0.00    0.27     0.27
HRBF  Harbor Federal Bancorp of MD           0.74    7.29    4.38   2.90   0.04    2.87    0.07   0.00    0.07     0.13
LARL  Laurel Capital Group of PA             1.40    7.44    3.82   3.62   0.01    3.61    0.03   0.00    0.29     0.33
PEEK  Peekskill Fin. Corp. of NY(1)          1.14    6.71    3.02   3.69   0.03    3.66    0.04   0.00    0.09     0.13
PWBK  Pennwood Bancorp, Inc. of PA(1)        0.99    7.90    3.64   4.26   0.08    4.18    0.00  -0.09    0.23     0.14
PHFC  Pittsburgh Home Fin Corp of PA         0.82    7.53    4.67   2.86   0.16    2.71    0.00   0.00    0.20     0.20
PRBC  Prestige Bancorp of PA                 0.60    7.12    3.98   3.14   0.08    3.06    0.00   0.00    0.27     0.27
SFED  SFS Bancorp of Schenectady NY          0.62    7.23    3.87   3.36   0.07    3.29    0.10   0.01    0.15     0.26
THRD  TF Financial Corp. of PA               0.77    6.84    3.82   3.03   0.06    2.97    0.10   0.00    0.10     0.19
WHGB  WHG Bancshares of MD(1)                0.77    7.20    3.46   3.74   0.06    3.68    0.03   0.00    0.10     0.13

                         (RESTUBBED FROM PREVIOUS PAGE)

                                        G&A/Other Exp.     Non-Op. Items     Yields, Costs, and Spreads
                                       ---------------     -------------    ----------------------------
                                                                                                            MEMO:     MEMO:
                                         G&A    Goodwill    Net   Extrao.      Yield     Cost   Yld-Cost   Assets/  Effective
                                        Expense  Amort.    Gains   Items     On Assets Of Funds  Spread    FTE Emp. Tax Rate
                                        ------- -------    -----  -------    --------- --------  -------   -------- ---------
Pennsylvania SB of PA
---------------------

  December 31, 1997                      3.36    0.00      -0.01   0.00        7.49      4.57     2.92     2,874      32.76




SAIF-Insured Thrifts                     2.19    0.02       0.07   0.00        7.63      4.82     2.81     4,371      37.12
State of PA                              2.06    0.04       0.05   0.00        7.30      4.53     2.77     4,622      36.89
Comparable Group Average                 2.13    0.02       0.04   0.00        7.47      4.61     2.85     4,308      37.30
  Mid-Atlantic Companies                 2.13    0.02       0.04   0.00        7.47      4.61     2.85     4,308      37.30


Comparable Group
----------------


Mid-Atlantic Companies
----------------------

GAF   GA Financial Corp. of PA           2.00    0.02       0.10   0.00        7.50      4.55     2.95     3,806      36.23
HRBF  Harbor Federal Bancorp of MD       1.85    0.00       0.04   0.00        7.50      5.11     2.39     4,970      38.63
LARL  Laurel Capital Group of PA         1.72    0.00      -0.01   0.00        7.58      4.36     3.21     4,268      36.73
PEEK  Peekskill Fin. Corp. of NY(1)      1.80    0.00       0.00   0.00        6.78      4.23     2.55     7,250      42.65
PWBK  Pennwood Bancorp, Inc. of PA(1)    2.74    0.00      -0.14   0.00        8.23      4.60     3.63     4,331      31.45
PHFC  Pittsburgh Home Fin Corp of PA     1.80    0.01       0.17   0.00        7.70      5.34     2.37     4,682      34.81
PRBC  Prestige Bancorp of PA             2.37    0.00       0.02   0.00        7.33      4.56     2.77     3,494      38.61
SFED  SFS Bancorp of Schenectady NY      2.55    0.00       0.03   0.00        7.42      4.52     2.90     2,907      39.32
THRD  TF Financial Corp. of PA           2.00    0.15       0.18   0.00        7.10      4.34     2.75     3,852      34.63
WHGB  WHG Bancshares of MD(1)            2.51    0.00      -0.02   0.00        7.53      4.51     3.02     3,520      39.92

(1) Financial information is for the quarter ending September 30, 1997.


Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

         The Savings Bank's net interest margin equaled 3.39 percent based on updated financial data, remaining somewhat lower than the Peer Group average
3.41 percent. Consistent with the financial data reported in the Original Appraisal, the Savings Bank's operating expenses remain well above the Peer Group average, equal to 3.36 percent and 2.15 percent, respectively. The higher expenses are principally the result of the Savings Bank's involvement in mortgage banking, operating a large number of branches, implementation of infrastructure improvements and diversified operations. At the same time, the activities continue to provide the Savings Bank with a higher level of non-interest income, equal to 0.86 percent of assets versus an average of 0.20 percent for the Peer Group.

         As a result of elimination of the SAIF assessment from the trailing twelve month earnings base at December 31, 1997, both the Savings Bank's and the Peer Group's level of non-operating losses in the Updated Appraisal was considerably lower than the Original Appraisal. Non-operating losses totaled
0.01 percent of average assets for the Savings Bank versus a non-operating gain of 0.04 percent for the Peer Group. Non-operating gains and losses are eliminated from our calculation of core earnings for valuation purposes for both the Savings Bank and the Peer Group. Both the Savings Bank and the Peer Group companies are in a fully taxable position with effective tax rates in the range of 32.76 and 37.3 percent, respectively.

3.       Stock Market Conditions

         Since the date of the Original Appraisal, the performance of the overall stock market has been mixed. Lower interest rates provided for a positive stock market environment in October 1997. However, in the intervening months, the market has been impacted by congressional testimony by the Federal Reserve Chairman, in which he indicated that it would be difficult to maintain the current balance between tight labor markets and low inflation, disappointing third quarter earnings in the technology the sector, and global selling pressure led by the decline southeast asian stock markets driven by currency devaluations and IMF-imposed "rescue plans". As the economies and currencies in Asia suffered, the U.S. dollar tended to become a safe haven for foreign capital, resulting in significant strengthening in the U.S. dollar, substantial rallies in bond prices, and a general (and somewhat surprising) stability in the U.S. equity markets. In mid-February, the yield on the 30-year bellwether Treasury issue remained under 6.0 percent. In recent weeks, the U.S. stock market has rebounded from early-1998 lows to reach new all-time highs, as continued strength in the U.S. economy, low inflation, and a lowered level of fears about economic troubles overseas has resulted in renewed confidence in the U.S. stock market. On February 13, 1998, the DJIA closed at 8370.1, an increase of 5.7 percent since the date of the Original Appraisal (of 7917.3).

         Since the Original Appraisal, thrift issues in general have outperformed the overall stock market. Declining interest rates, continued strong profitability and credit quality, and continued industry consolidation have all contributed to gains in the prices of bank and thrift stocks. On February 13, 1998, the SNL Index for all publicly-traded thrifts closed at 799.8, an increase of 10.2 percent since the date of the Original Appraisal (of 725.8). Consistent with the SNL index, the pricing measures for all publicly-traded SAIF-insured thrifts were generally higher since the date of the Original Appraisal. Comparatively, the pricing measures for the Peer Group exhibited less notable increases since the date of the Original Appraisal. Consistent with the original appraisal, the Peer Group maintained a lower price-to-book ratio and a slightly higher price-to-core earnings multiple relative to the comparative averages for all publicly-traded SAIF-insured thrifts. Since the date of the Original Appraisal, eight of the ten Peer Group companies were trading at higher prices as of February 13, 1998.

         Shown in Table 4 is a summary of recently completed conversions which closed in the last three months. Relative to the Original Appraisal date, which reflected pricing ratios as of September 19, 1997, the newly converted companies increased in value by 5.8 percent on a tangible price-to-book basis, from an average 120.65 percent pro forma P/TB ratio at September 19, 1997, to 127.68 percent as of February 13, 1998. Comparatively, a 12.4 percent decrease was recorded in the pro forma core P/E multiple for the recent conversions over the corresponding time frame.

                        Average Pricing Characteristics

                                                 At Sept 19,        At Feb. 13,        %
                                                   1997                1998          Change
                                                 -----------        -----------      ------
Peer Group
----------
Price/Earnings(x)                                  24.46x             21.09x         (13.8%)
Price/Core Earnings (x)                            20.67              21.85            5.7
Price/Book (%)                                    126.64%            138.96%           9.7
Price/Tangible Book(%)                            128.64             142.47           10.8
Price/Assets (%)                                   18.29              19.00            3.9
Avg. Market Capitalization ($Mil)                 $48.03             $48.58            1.2

SAIF-Insured Thrifts
--------------------
Price/Earnings(x)                                  21.97x             19.91x          (9.4%)
Price/Core Earnings (x)                            19.24              20.80            8.1
Price/Book (%)                                    147.78%            162.17%           9.7
Price/Tangible Book (%)                           151.64             167.08           10.2
Price/Assets (%)                                   18.07              20.38           12.8
Avg. Market Capitalization ($Mil)                $163.37            $174.29            6.7

Recent Conversions Last Three Months(1)
---------------------------------------
Price/Core Earnings (x)                            29.17x             25.56x         (12.4%)
Price/Tangible Book (%)                           120.65%            127.68%           5.8

(1) Ratios based on conversions completed for prior three months.

         Table 5 reflects the pricing characteristics and after-market trends for second step conversions of mutual holding companies. The Savings Bank's pro forma P/B ratio is priced at a premium relative to these transactions reflecting today's strong market for thrift issues generally as well as new issues.

RP FINANCIAL, LC.
------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                     Table 4
                           Market Pricing Comparatives
                         Prices As of February 13, 1998

                                            Market       Per Share Data          Pricing Ratios(3)
                                        Capitalization  --------------- ---------------------------------------
                                        ---------------   Core    Book
                                        Price/   Market 12-Mth  Value/
Financial Institution                 Share(1)   Value  EPS(2)  Share     P/E     P/B    P/A     P/TB  P/CORE
---------------------                  ------- ------- ------- ------- ------- ------- ------- ------- --------
                                           ($)   ($Mil)    ($)     ($)     (X)     (%)     (%)     (%)     (x)
SAIF-Insured Thrifts                     23.36   174.29   1.06   14.70   19.91  162.17   20.38  167.08   20.80
Special Selection Grouping(8)            15.45   135.47   0.56   12.26   25.74  127.29   32.20  127.68   25.56


Comparable Group
----------------


Special Comparative Group(8)
----------------------------
EBI   Equality Bancorp, Inc. of MO       15.00    37.29   0.53    9.95   28.30  150.75   14.95  150.75   28.30
PEDE  Great Pee Dee Bancorp of SC        15.50    33.82   0.56   13.51   27.68  114.73   43.44  114.73   27.68
GFED  Guaranty Fed Bancshares of MO      13.06    81.26   0.49   10.70   26.65  122.06   32.65  122.06   26.65
HFWA  Heritage Financial Corp of WA      14.75   143.80   0.49    9.34      NM  157.92   46.17  157.92      NM
HCBC  High Country Bancorp of CO         14.88    19.69   0.38   12.86      NM  115.71   22.52  115.71      NM
MYST  Mystic Financial of MA             16.56    44.89   0.52   13.00      NM  127.38   24.81  127.38      NM
SIB   Staten Island Bancorp of NY        19.94   857.04   0.65   14.19   26.95  140.52   34.75  144.81      NM
TSBK  Timberland Bancorp of WA           16.00   105.81   0.75   12.38   21.33  129.24   39.36  129.24   21.33
UCBC  Union Community Bancorp of IN      14.31    43.53   0.58   13.40   24.67  106.79   38.96  106.79   24.67
UTBI  United Tenn. Bancshares of TN      14.00    20.37   0.66   12.95   21.21  108.11   26.47  108.11   21.21
WSBI  Warwick Community Bncrp of NY      16.00   102.62   0.55   12.60   29.09  126.98   30.18  126.98   29.09

                      (RESTUBBED TABLE FROM PREVIOUS PAGE)

                                            Dividends(4)                   Financial Characteristics(6)
                                      ----------------------- ------------------------------------------------------
                                                                                         Reported          Core
                                       Amount/        Payout   Total  Equity/  NPAs/  ---------------- --------------
Financial Institution                  Share    Yield Ratio(5) Assets  Assets  Assets    ROA     ROE     ROA     ROE
---------------------                  ------  ------ ------- ------  ------- ------- ------- ------- ------- -------
                                         ($)     (%)     (%)   ($Mil)     (%)    (%)     (%)     (%)     (%)     (%)
SAIF-Insured Thrifts                     0.37   1.57   30.27   1,143   13.57    0.74    0.96    8.29    0.91    7.79
Special Selection Grouping(8)            0.04   0.31    8.38     402   25.69    0.53    1.20    4.67    1.19    4.61


Comparable Group
----------------


Special Comparative Group(8)
----------------------------
EBI   Equality Bancorp, Inc. of MO       0.24   1.60   45.28     249    9.92      NA    0.53    5.33    0.53    5.33
PEDE  Great Pee Dee Bancorp of SC        0.00   0.00    0.00      78   37.86    0.45    1.57    4.15    1.57    4.15
GFED  Guaranty Fed Bancshares of MO      0.23   1.76   46.94     249   26.75    0.64    1.23    4.58    1.23    4.58
HFWA  Heritage Financial Corp of WA      0.00   0.00    0.00     311   29.23    0.05    1.53    5.25    1.53    5.25
HCBC  High Country Bancorp of CO         0.00   0.00    0.00      87   19.46    0.23    0.58    2.95    0.58    2.95
MYST  Mystic Financial of MA             0.00   0.00    0.00     181   19.47    0.24    0.78    4.00    0.78    4.00
SIB   Staten Island Bancorp of NY        0.00   0.00    0.00   2,466   24.73    1.15    1.29    5.21    1.13    4.58
TSBK  Timberland Bancorp of WA           0.00   0.00    0.00     269   30.46      NA    1.85    6.06    1.85    6.06
UCBC  Union Community Bancorp of IN      0.00   0.00    0.00     112   36.48    0.59    1.58    4.33    1.58    4.33
UTBI  United Tenn. Bancshares of TN      0.00   0.00    0.00      77   24.48    0.75    1.25    5.10    1.25    5.10
WSBI  Warwick Community Bncrp of NY      0.00   0.00    0.00     340   23.76    0.69    1.04    4.37    1.04    4.37

(1) Average of High/Low or Bid/Ask price per share.
(2) EPS (estimate core basis) is based on actual trailing twelve month data, adjusted to omit non-operating items (including the SAIF assessment) on a tax effected basis.
(3) P/E = Price to earnings; P/B = Price to book; P/A = Price to assets;
    P/TB = Price to tangible book value; and P/CORE = Price to estimated core earnings.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.
(8) Includes Converted Last 3 Mths (no MHC);

Source: Corporate reports, offering circulars, and RP Financial, LC.
        calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP Financial, LC.
                                     Table 5
                 Pricing Characteristics and After-Market Trends
                             Second Step Conversions

               Institutional Information                                     Pre-Conversion Data            Offering Information
                                                                     ----------------------------------
                                                                      Financial Info.    Asset Quality
---------------------------------------------------------------------------------------------------------------------------------


                                      Conversion                                 Equity/   NPAs/ Res.     Gross   % of      Exp./
Institution                   State      Date      Ticker           Assets       Assets   Assets Cov.     Proc.    Mid.     Proc.
-----------                   -----      ----      ------           ------       ------   ------ ---      -----    ---      -----
                                                                    ($Mil)         (%)    (%)(2) (%)     ($Mil.)   (%)       (%)
---------------------------------------------------------------------------------------------------------------------------------
Heritage Financial Corp.       WA*    01/09/98      HFWA            $ 249         11.39%   0.20% 537%    $ 66.1    132%      2.1%
Guaranty Fed. Bancshares       MO*    12/31/97      GFED              212         13.82%   0.64% 244%      43.6    132%      2.1%
Community Natl. Corp.(8)       TN     12/12/97      CNLK               27         14.83%   0.69% 103%       4.9    132%      7.2%
Equality Bancorp, Inc.         MO*    12/02/97      EBI               239          5.82%   0.29%  41%      13.2    115%      3.9%
Riverview Bancorp, Inc.        WA*    10/01/97      RVSB              230         11.24%   0.14% 245%      35.7    132%      2.8%
Bayonne Bancshares             NJ     08/22/97      FSNJ              577          8.33%   0.81%  53%      48.7    132%      3.8%
Montgomery Fin. Corp.          IN     07/01/97      MONT               94          9.83%   0.91%  20%      11.9    132%      4.5%
Cumberland Mtn. Bncshrs.       KY*    04/01/97      P. Sheet           92          5.14%   1.31%  19%       4.4    132%      8.0%
Kenwood Bancorp                OH*    07/01/96      P. Sheet           48          6.88%   0.00%  NM        1.6    102%     22.2%
Commonwealth Bancorp           PA*    06/17/96      CMSB            2,054          6.71%   0.51% 109%      98.7    110%      1.9%
Westwood Financial Corp.       NJ     06/07/96      WWFC               85          7.05%   0.00%  NM        3.9     99%      9.9%
Jacksonville Bancorp           TX     04/01/96      JXVL              198         10.47%   1.41%  36%      16.2    106%      4.4%
North Central Bancshares       IA     03/21/96      FFFD              180         16.47%   0.17% 562%      26.0    106%      3.5%
Fidelity Financial of Ohio     OH*    02/04/96      FFOH              227         13.23%   0.50%  69%      22.8    132%      3.2%
First Colorado Bancorp         CO*    01/02/96      FFBA            1,400         12.71%   0.31%  20%     134.1    105%      1.9%
Charter Financial              IL*    12/29/95      CBSB              293         12.17%   0.27% 281%      29.2    116%      3.4%
American National Bancorp      MD*    11/03/95      ANBK              426          6.80%   2.23%  67%      21.8    132%      3.3%
First Defiance Fin. Corp.      OH*    10/02/95      FDEF              476         15.27%   0.24% 135%      64.8    132%      2.3%
Community Bank Shares          IN*    04/10/95      CBIN              205          7.00%   0.33%  80%      10.1    132%      4.4%
Fed One Bancorp                WV*    01/19/95      FOBC              305          9.25%   0.32% 142%      16.1     85%      7.7%
Home Financial Corp.           FL*    10/25/94      HOFL            1,005         13.43%   0.91%  44%     175.6    112%      3.1%
Jefferson Bancorp              LA*    08/18/94      JEBC              257          6.26%   0.91%  25%      16.1    107%      3.9%


                        Averages - 2nd Step Conversions:           $  404         10.19%   0.60% 142%    $ 39.3    119%      5.0%
                         Medians - 2nd Step Conversions:           $  235         10.15%   0.42%  75%    $ 22.3    124%      3.7%

                      (TABLE RESTUBBED FROM PREVIOUS PAGE)

          Institutional Information                  Insider Purchases(3)                         Pro Forma Data
                                                                                  --------------------------------------------------
                                                                                    Pricing Ratios(4)            Financial Charac.
------------------------------------------------------------------------------------------------------------------------------------
                                                        Benefit Plans
                                                        --------------
                                   Conversion                   Recog.  Mgmt.&            Core
Institution                State      Date    Ticker     ESOP   Plans    Dirs.    P/TB    P/E(5)     P/A      ROA      TE/A    ROE
-----------                -----      ----    ------     ----   -----    -----    ----    ------     ---      ---      ----    ---
                                                         (%)     (%)    (%)(3)     (%)      (x)      (%)      (%)       (%)    (%)
------------------------------------------------------------------------------------------------------------------------------------
Heritage Financial Corp.    WA*    01/09/98    HFWA       2.0%    1.0%     1.3%   107.1%    20.3x   31.3%     1.5%     29.2%   5.3%
Guaranty Fed. Bancshares    MO*    12/31/97    GFED       8.0%    4.0%     5.1%    93.5%    20.2    25.0%     1.2%     26.7%   4.6%
Community Natl. Corp.(8)    TN     12/12/97    CNLK       0.0%    4.0%    17.6%    85.9%    17.1    22.9%     1.3%     26.7%   5.0%
Equality Bancorp, Inc.      MO*    12/02/97    EBI        9.1%    5.0%    10.6%   100.5%    18.8    10.0%     0.5%      9.9%   5.4%
Riverview Bancorp, Inc.     WA*    10/01/97    RVSB       8.0%    4.0%     2.9%   109.0%    17.7    23.6%     1.3%     21.6%   6.2%
Bayonne Bancshares          NJ     08/22/97    FSNJ       8.0%    4.0%    10.0%   100.9     N.M.    14.6%     N.M.     14.4%   N.M.
Montgomery Fin. Corp.       IN     07/01/97    MONT       8.0%    4.0%     4.6%    89.1%    24.1    16.0%     0.7%     17.9%   3.7%
Cumberland Mtn. Bncshrs.    KY*    04/01/97    P. Sheet   6.2%    4.0%     4.5%    81.2%    13.8     7.1%     0.5%      8.8%   5.9%
Kenwood Bancorp             OH*    07/01/96    P. Sheet   8.0%    4.0%     6.4%    67.6     N.M.     6.0%     0.1%      8.8%   1.7%
Commonwealth Bancorp        PA*    06/17/96    CMSB       8.0%    4.0%     0.1%   109.3%    12.5     8.4%     0.7%      6.7%  10.4%
Westwood Financial Corp.    NJ     06/07/96    WWFC       0.0%    0.0%     2.5%    80.0%    10.1     7.3%     0.7%      9.2%   7.9%
Jacksonville Bancorp        TX     04/01/96    JXVL       8.0%    4.0%     2.0%    77.7%    14.9    12.6%     0.8%     16.2%   5.2%
North Central Bancshares    IA     03/21/96    FFFD       3.2%    0.0%     0.5%    74.2%    12.5    19.7%     1.6%     26.5%   6.1%
Fidelity Financial of Ohio  OH*    02/04/96    FFOH       8.0%    4.0%     5.6%    82.6%    18.1    16.6%     0.9%     20.0%   4.6%
First Colorado Bancorp      CO*    01/02/96    FFBA      10.0%    2.0%     2.0%    87.0%    13.4    13.2%     1.0%     15.2%   6.9%
Charter Financial           IL*    12/29/95    CBSB       3.3%    0.0%     0.1%    81.4%    12.3    15.5%     1.3%     19.1%   6.6%
American National Bancorp   MD*    11/03/95    ANBK       8.0%    4.0%     0.6%    83.9%    17.7     9.0%     0.5%     10.7%   4.7%
First Defiance Fin. Corp.   OH*    10/02/95    FDEF       8.0%    4.0%     0.9%    85.6%    18.2    20.6%     1.1%     24.1%   4.7%
Community Bank Shares       IN*    04/10/95    CBIN       8.0%    0.0%    17.9%    85.5%     9.0     9.3%     0.9%     10.9%   8.3%
Fed One Bancorp             WV*    01/19/95    FOBC       7.0%    4.0%     0.9%    67.9%     9.0     8.8%     1.0%     13.0%   7.6%
Home Financial Corp.        FL*    10/25/94    HOFL       8.0%    4.0%     0.6%    86.4%    12.4    21.3%     2.0%     24.6%   8.2%
Jefferson Bancorp           LA*    08/18/94    JEBC       7.0%    3.0%     1.5%    71.7%    10.2     7.9%     0.8%     11.1%   7.0%

                   Averages - 2nd Step Conversions:       6.5%    3.0%     4.5%     86.7%   15.1x   14.9%     1.0%     16.9%   6.0%
                    Medians - 2nd Step Conversions:       8.0%    4.0%     2.3%     85.6%   14.4x   13.9%     0.9%     15.7%   5.9%

               Institutional Information                                                   Post-IPO Pricing Trends
                                                                          ----------------------------------------------------------
                                                                                                  Closing Price:
---------------------------------------------------------------           ----------------------------------------------------------

                                                                          First                After               After
                                      Conversion                  IPO    Trading     %         First        %       First       %
Institution                   State      Date      Ticker        Price     Day     Change     Week(6)    Change   Month(7)   Change
-----------                   -----      ----      ------        -----     ---     ------     -------    ------   --------   ------
                                                                  ($)      ($)       (%)        ($)       (%)        ($)       (%)
-----------------------------------------------------------------------------------------------------------------------------------
Heritage Financial Corp.       WA*    01/09/98      HFWA        $ 10.00  $ 13.25     32.5%     $ 13.25    32.5%    $ 13.25    32.5%
Guaranty Fed. Bancshares       MO*    12/31/97      GFED          10.00    12.88     28.8%       12.50    25.0%      12.50    25.0%
Community Natl. Corp.(8)       TN     12/12/97      CNLK          10.00    11.56     15.6%       11.50    15.0%      11.13    11.3%
Equality Bancorp, Inc.         MO*    12/02/97      EBI           10.00    13.44     34.4%       14.94    49.4%      13.69    36.9%
Riverview Bancorp, Inc.        WA*    10/01/97      RVSB          10.00    13.19     31.9%       13.63    36.3%      13.25    32.5%
Bayonne Bancshares             NJ     08/22/97      FSNJ          10.00    11.75     17.5%       11.88    18.8%      12.69    26.9%
Montgomery Fin. Corp.          IN     07/01/97      MONT          10.00    11.13     11.3%       11.25    12.5%      12.13    21.3%
Cumberland Mtn. Bncshrs.       KY*    04/01/97      P. Sheet      10.00    11.88     18.8%       12.38    23.8%      12.63    26.3%
Kenwood Bancorp                OH*    07/01/96      P. Sheet      10.00       NT        NA          NT       NA         NT      NA
Commonwealth Bancorp           PA*    06/17/96      CMSB          10.00    10.50      5.0%       10.75     7.5%      10.00     0.0%
Westwood Financial Corp.       NJ     06/07/96      WWFC          10.00    10.75      7.5%       10.38     3.8%      10.62     6.2%
Jacksonville Bancorp           TX     04/01/96      JXVL          10.00     9.75     -2.5%        9.63    -3.7%       9.88    -1.2%
North Central Bancshares       IA     03/21/96      FFFD          10.00    10.88      8.8%       10.69     6.9%      10.44     4.4%
Fidelity Financial of Ohio     OH*    02/04/96      FFOH          10.00    10.50      5.0%       10.00     0.0%      10.13     1.3%
First Colorado Bancorp         CO*    01/02/96      FFBA          10.00    11.44     14.4%       11.63    16.3%      12.00    20.0%
Charter Financial              IL*    12/29/95      CBSB          10.00    10.81      8.1%       10.88     8.8%      11.38    13.8%
American National Bancorp      MD*    11/03/95      ANBK          10.00     9.38     -6.2%        9.75    -2.5%       9.88    -1.2%
First Defiance Fin. Corp.      OH*    10/02/95      FDEF          10.00    10.38      3.8%       10.31     3.1%      10.13     1.3%
Community Bank Shares          IN*    04/10/95      CBIN          10.00    12.00     20.0%       12.75    27.5%      12.25    22.5%
Fed One Bancorp                WV*    01/19/95      FOBC          10.00    11.00     10.0%       11.00    10.0%      11.62    16.2%
Home Financial Corp.           FL*    10/25/94      HOFL          10.00     9.59     -4.1%       10.00     0.0%      10.31     3.1%
Jefferson Bancorp              LA*    08/18/94      JEBC          10.00    13.00     30.0%       14.25    42.5%      14.25    42.5%

                        Averages - 2nd Step Conversions:        $ 10.00  $ 11.38     13.8%     $ 11.59    15.9%    $ 11.63   16.3%
                         Medians - 2nd Step Conversions:        $ 10.00  $ 11.13     11.3%     $ 11.25    12.5%    $ 11.62   16.2%

Note: * - Appraisal performed by RP Financial; "NT" - Not Traded; "NA" - Not Applicable, Not Available.

(1) Non-OTS regulated thrift.                                            (5) Excludes impact of special SAIF assessment on earnings.
(2) As reported in summary pages of prospectus.                          (6) Latest price if offering less than one week old.
(3) Reflects purchases in second step offering as reported in            (7) Latest price if offering more than one week but less
    prospectus.                                                              than one month old.
(4) Does not take into account the adoption of SOP 93-6.                 (8) Simultaneously converted to commercial bank charter.
                                                                             January 23, 1998

RP Financial, LC.
Board of Directors
February 13, 1998
Page 12

Summary of Adjustments

         We have changed only one key valuation parameter since the Original Appraisal, as shown below.

                                        Previous                   Current
Key Valuation Parameters:          Valuation Adjustment     Valuation Adjustment
-------------------------          --------------------     --------------------
Financial Condition                Moderate Downward        No Change
Profitability, Growth and
 Viability of Earnings             Slight Downward          No Change
Asset Growth                       Slight Upward            No Change
Primary Market Area                Slight Upward            No Change
Dividends                          Slight Downward          No Change
Liquidity of the Shares            Slight Downward          No Change
Marketing of the Issue             No Adjustment            Moderate Upward
Management                         No Adjustment            No Change
Effect of Government Regulations
 & Regulatory Reform               No Adjustment            No Change

         There were no material changes in the updated financial condition of the Savings Bank and the Peer Group and in their updated operating results. The Savings Bank's balance sheet remained substantially unchanged while, notwithstanding the improvement in the Savings Bank's operating results, both reported earnings and core earnings remained below the Peer Group averages.

         The factors concerning the valuation parameters of asset growth, primary market area, dividends, liquidity of the shares, management and effect of government regulation and regulatory reform did not change since the Original Appraisal date. Accordingly, those parameters were not discussed further in this update. The new issue market for thrift stocks remains strong with all the recent issues being oversubscribed and trading above their IPO price. Additionally, we also considered the increase in the Peer Group prices in the range of 10 to 11 percent on a P/B basis coupled with the continued retention of earnings by the Savings Bank through the quarter ended December 31, 1997. We have also considered the increase in the trading price of the Savings Bank's stock from $23.25 as of September 19, 1997 to $25.875 as of February 13, 1998, but have discounted this factor somewhat given the limited trading volume and the different characteristics of the minority shares versus the shares following the second step conversion. Overall, taking into account the foregoing factors, we believe that an increase in the Savings Bank's pro forma value is appropriate.

Valuation Approaches

         In applying the accepted valuation methodology promulgated by the OTS, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing the Savings Bank's to-be-issued stock -- the price/earnings ("P/E"), price/book ("P/B"), and price/assets ("P/A") approaches -- all performed on a pro forma basis including the effects of the conversion proceeds from selling the MHC's interest to the public. In computing the pro forma impact of the conversion and the related pricing ratios, the valuation parameters for effective tax rate, reinvestment rate, offering expenses and stock benefit plan assumptions have been derived from the assumptions set forth in the prospectus. The pro assumptions are summarized in Exhibits 3 and 4.

         The current ownership percentage represented by the Public Shareholders is 48.50 percent. However, pursuant to federal policy, the minority ownership interest is required to be adjusted pursuant to a two-step process to reflect both waived dividends and assets held by the MHC solely for the benefit of depositors. There have

RP Financial, LC.
Board of Directors
February 13, 1998
Page 13

been no dividends waived by the MHC. There are approximately $247,000 of assets held at the MHC level. Based upon the assets at the MHC, and our estimated pro forma fully converted value of approximately $27.0 million, the resulting pro forma ownership interest of the minority stockholders would be approximately
48.06 percent, based on this formula (see Exhibit 5). Our calculations for the exchange ratio and the size of the offering were based upon this figure.

         Consistent with the Original Appraisal, this updated appraisal continues to be based primarily on fundamental analysis techniques applied to the Peer Group, including the P/E approach, the P/B approach and the P/A approach. To capture the anticipated aftermarket trading of the Savings Bank's stock, the updated appraisal also incorporates a technical analysis of recently completed stock conversions, including principally the P/B approach which (as discussed in the Original Appraisal) is the most meaningful pricing ratio as the pro forma P/E ratios reflect an assumed reinvestment rate and do not yet reflect the actual use of proceeds.

         Based on the foregoing, we have concluded that the pro forma market value range of the Savings Bank's stock is subject to an increase. Therefore, as of February 13, 1998, the pro forma market value of the Savings Bank's conversion stock has been increased from $21,906,226 to $26,954,178 (please note that this figure reflects rounding of the stock offering amount). This updated midpoint value reflects a 23.0 percent increase in value relative to the Original Appraisal.

         The Savings Bank has adopted Statement of Position ("SOP" 93-6) which will cause earnings per share computations to be based on shares issued and outstanding excluding shares owned by an ESOP where there is not a commitment to release such shares. For the purpose of preparing the pro forma pricing tables and exhibits, we have reflected all shares issued in the offering including shares purchased by the ESOP as outstanding to capture the full dilutive impact of such stock to the Savings Bank's shareholders. However, we have considered the impact of the Savings Bank's adoption of SOP 93-6 in the determination of the Savings Bank's pro forma value.

                  1. P/TB Approach. Based on the updated midpoint value of $27.0 million, the Savings Bank's pro forma P/TB ratio at the midpoint equaled 99.53 percent, which approximates the increase in the Peer Group's book value based pricing ratios since the date of the Original Appraisal. The resulting discount relative to the Peer Group's average P/TB ratio equaled 30.1 percent versus 30.0 percent in the Original Appraisal. Relative to the average of recent conversions, the Savings Bank's pro forma P/TB ratio was at a discount of 22.1 percent.

                  2. P/E Approach. The application of the P/E valuation method requires calculating the Savings Bank's pro forma market value by applying a valuation P/E multiple times the pro forma earnings base. Ideally, the pro forma earnings base is composed principally of the Savings Bank's recurring earnings base, that is, earnings adjusted to exclude any one-time non-operating items, plus the estimated after-tax earnings benefit of the reinvestment of net conversion proceeds. As shown below, the Savings Bank recorded non-operating items during the twelve month period which were deemed non-operating and not included in the core earnings base. The Savings Bank's core earnings were calculated to equal the following (Note: the adjustments applied to the Peer Group's earnings in the calculation of core earnings are shown in Exhibit 2, including the SAIF assessment):

RP Financial, LC.
Board of Directors
February 13, 1998
Page 14



                                                                 Amount
                                                                 ------
                                                                 ($000)

           Net Income                                             $708
           Plus: Losses on RE                                        8
           Plus: SAIF Assessment                                     0
           Tax-Effect Adjustments @ 34%                             (3)
                                                                  ----
           Adjusted (Core) Income After Tax                       $713

                  Based on the Savings Bank's core earnings, and incorporating the impact of the pro forma assumptions discussed previously, the Savings Bank's core P/E multiple at the midpoint value of $27.0 million equaled 26.00 times (versus the 29.72 times midpoint valuation in the Original Appraisal). Comparatively, the Peer Group posted an average core P/E multiple of 21.85 times, which indicated a premium of 19.0 percent in the Savings Bank's core P/E multiple (versus a premium of 43.8 percent as indicated in the Original Appraisal). The implied conversion pricing ratios relative to the Peer Group's pricing ratios are indicated in Table 6, and the updated pro forma calculations are detailed in Exhibits 3 and 4.

                  3. P/A Approach. P/A ratios are generally not as a reliable indicator of market value, as investors do not place significant weight on total assets as a determinant of market value. Investors place significantly greater weight on book value and earnings -- which have received greater weight in our valuation analysis. At the $27.0 million proposed closing value, the Savings Bank exhibited a pro forma P/A ratio of 19.07 percent. In comparison to the Peer Group's average P/A ratio of 19.00 percent, the Savings Bank's P/A ratio indicated a premium of 0.4 percent (versus a discount of 10.7 percent at the midpoint valuation in the Original Appraisal).

Summary

         We have concluded that the Savings Bank's estimated pro forma market value should be increased since the date of the Original Appraisal based on the positive trends exhibited in the market for thrift stocks and the growth of the Savings Bank's capital and earnings based on updated financial data. Accordingly, it is our opinion, as of February 13, 1998 the aggregate pro forma market value of the Savings Bank, inclusive of the sale of the MHC's ownership interest in the Subscription and Community Offering was $26,954,178 at the midpoint. Based on this valuation and the approximate 51.94 percent ownership interest being sold in the Subscription and Community Offerings, the midpoint value of the Holding Company's stock offering was $14,000,000 (i.e., 0.5194 x $26,954,178), equal to 1,400,000 shares at a per share value of $10.00. Pursuant to Federal conversion guidelines, the 15 percent offering range includes a minimum offering value of $11,900,000 and a maximum value of $16,100,000. Based on the $10.00 per share offering price, this range equates to an offering of 1,190,000 shares at the minimum to 1,610,000 shares at the maximum. The Holding Company's offering also includes a provision for a superrange, which if exercised, would result in an offering size of $18,515,000, equal to 1,851,500 shares at the $10.00 per share offering price. The comparative pro forma valuation ratios relative to the Peer Group are shown in Tabley6, and the key valuation assumptions are detailed in Exhibity3. The pro forma calculations for the range are detailed in Exhibit 4.

RP Financial, LC.
Board of Directors
February 13, 1998
Page 15



Establishment of Exchange Ratio

Federal regulations provide that in a conversion of a mutual holding company, the minority stockholders are entitled to exchange their shares of the Savings Bank's common stock for common stock of the Holding Company. The Board of Trustees of the Savings Bank and Mutual Holding Company has independently established a formula to determine the exchange ratio. The formula has been designed to preserve the current aggregate percentage ownership in the Savings Bank represented by the Public Savings Bank Shares, as adjusted to reflect the contribution of assets of the MHC owned solely by depositors, which is an approximate 48.06 percent ownership interest. Pursuant to the formula, the Exchange Ratio will be determined at the end of the Holding Company's stock offering based on the total number of shares sold in the offerings. Based upon this formula, and the valuation conclusion and offering range concluded above, the Exchange Ratio would be 1.9005 shares, 2.2358 shares, 2.5712 shares and
2.9569 shares of PSB Bancorp, Inc. stock issued for each public savings bank share, at the minimum, midpoint, maximum and supermaximum of the offering, respectively. The Exchange Ratio formula and share exchange procedures were determined independently by the Boards of Trustees. RP Financial expresses no opinion on the proposed exchange of Holding Company shares for the public savings bank shares or on the proposed Exchange Ratio.

                                             Respectfully submitted,

                                             RP FINANCIAL, LC.

                                             William E. Pommerening
                                             Chief Executive Officer

RP FINANCIAL, LC.
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                    Table 6
                              Public Market Pricing
                    Pennsylvania SB of PA and the Comparables
                             As of February 13, 1998


                                                 Market       Per Share Data             Pricing Ratios(3)
                                             Capitalization   ---------------   -----------------------------------
                                             --------------   Core    Book
                                             Price/   Market  12-Mth  Value/
                                            Share(1)   Value  EPS(2)  Share     P/E     P/B    P/A    P/TB   P/CORE
                                            --------   -----  ------  -----     ---     ---    ---    ----   ------
                                                ($)   ($Mil)    ($)     ($)     (X)     (%)     (%)     (%)     (X)
Pennsylvania SB of PA
  Superrange                                 10.00    35.65   0.32    8.71    31.21   114.76   24.53  114.78  31.08
  Range Maximum                              10.00    31.00   0.35    9.34    28.62   107.12   21.64  107.14  28.49
  Range Midpoint                             10.00    26.95   0.38   10.05    26.13    99.50   19.07   99.53  26.00
  Range Minimum                              10.00    22.91   0.43   11.02    23.37    90.77   16.42   90.79  23.25

SAIF-Insured Thrifts(s)
  Averages                                   23.36   174.29   1.06   14.70    19.91   162.17   20.38  167.08   20.80
  Medians                                       --       --     --      --    19.57   152.82   18.80  155.33   20.32

 All Non-MHC State of PA(7)
   Averages                                  22.10   174.68   1.16   12.92    18.35   176.94   15.77  186.29   19.83
   Medians                                      --       --     --      --    17.31   164.25   14.63  179.57   19.62

Comparable Group Averages
   Averages                                  20.50    48.58   0.93   15.04    21.09   138.96   19.00  142.47   21.85
   Medians                                      --       --     --      --    21.95   133.71   18.15  133.53   22.48

State of PA
CVAL  Chester Valley Bancorp of PA           30.00    65.07   1.38   13.23    20.69   226.76   19.98  226.76   21.74
CMSB  Commonwealth Bancorp Inc of PA         19.75   320.88   0.77   13.22    19.55   149.39   14.14  189.18   25.65
FSBI  Fidelity Bancorp, Inc. of PA           29.25    45.69   1.73   17.21    16.53   169.96   11.62  169.96   16.91
FBBC  First Bell Bancorp of PA               18.25   118.83   1.14   11.21    15.73   162.80   17.59  162.80   16.01
FKFS  First Keystone Fin. Corp of PA         17.00    41.02   1.00   10.26    15.60   165.69   10.98  165.69   17.00
SHEN  First Shenango Bancorp of PA(7)        42.88    88.72   2.25   22.55    18.97   190.16   22.10  190.16   19.06
GAF   GA Financial Corp. of PA               19.38   149.57   1.02   15.05    17.94   128.77   19.08  130.07   19.00
HARL  Harleysville SB of PA                  30.00    49.98   2.07   14.23    14.56   210.82   14.37  210.82   14.49
LARL  Laurel Capital Group of PA             21.88    47.59   1.35   10.37    16.33   210.99   22.30  210.99   16.21
MLBC  ML Bancorp of Villanova PA(7)          30.63   363.46   0.86   13.51    25.53   226.72   15.69  242.90     NM
PVSA  Parkvale Financial Corp of PA          32.25   164.73   2.07   15.79    15.58   204.24   16.16  205.41   15.58
PWBC  PennFirst Bancorp of PA                19.13   101.58   0.95   12.96    20.14   147.61   12.35  165.92   20.14
PWBK  Pennwood Bancorp, Inc. of PA           21.00    11.97   0.91   15.33    25.30   136.99   25.12  136.99   23.08
PHFC  Pittsburgh Home Fin Corp of PA         17.50    34.46   0.92   12.52    16.36   139.78   11.50  141.47   19.02
PRBC  Prestige Bancorp of PA                 18.88    17.28   0.84   17.08    21.95   110.54   12.06  110.54   22.48
PFNC  Progress Financial Corp. of PA         16.00    65.02   0.70    5.73    18.18   279.23   14.89  313.11   22.86
SHSB  SHS Bancorp, Inc. of PA                17.25    14.15   0.72   14.39    23.96   119.87   15.99  119.87   23.96
SVRN  Sovereign Bancorp, Inc. of PA          20.19  1886.63   0.83    7.30      NM    276.58   13.16  333.17   24.33
THRD  TF Financial Corp. of PA               25.50    81.27   1.30   15.72    16.67   162.21   13.61  194.36   19.62
USAB  USABancshares, Inc of PA               10.00     7.32   0.28    7.40      NM    135.14   11.39  137.17     NM
WVFC  WVS Financial Corp. of PA              35.00    61.36   2.15   17.76    16.43   197.07   21.01  197.07   16.28
YFED  York Financial Corp. of PA             23.75   209.14   1.06   11.62    18.85   204.39   18.10  204.39   22.41
GAF   GA Financial Corp. of PA               19.38   149.57   1.02   15.05    17.94   128.77   19.08  130.07   19.00
HRBF  Harbor Federal Bancorp of MD           23.75    40.21   0.92   17.23    24.74   137.84   17.22  137.84   25.82
LARL  Laurel Capital Group of PA             21.88    47.59   1.35   10.37    16.33   210.99   22.30  210.99   16.21
PEEK  Peekskill Fin. Corp. of NY             16.25    50.81   0.67   15.13    24.25   107.40   28.04  107.40   24.25
PWBK  Pennwood Bancorp, Inc. of PA           21.00    11.97   0.91   15.33    25.30   136.99   25.12  136.99   23.08
PHFC  Pittsburgh Home Fin Corp of PA         17.50    34.46   0.92   12.52    16.36   139.78   11.50  141.47   19.02
PRBC  Prestige Bancorp of PA                 18.88    17.28   0.84   17.08    21.95   110.54   12.06  110.54   22.48
SFED  SFS Bancorp of Schenectady NY          23.14    27.95   0.85   17.74    26.30   130.44   16.03  130.44   27.22
THRD  TF Financial Corp. of PA               25.50    81.27   1.30   15.72    16.67   162.21   13.61  194.36   19.62
WHGB  WHG Bancshares of MD                   17.75    24.71   0.55   14.24      NM    124.65   25.07  124.65     NM

                                RESTUBBED TABLE

                                                   Dividends(4)
                                             ----------------------

                                             Amount/         Payout
                                             Share    Yield Ratio(5)
                                             -----    ----- --------
                                               ($)    (%)     (%)
Pennsylvania SB of PA
  Superrange                                  0.00    0.00    0.00
  Range Maximum                               0.00    0.00    0.00
  Range Midpoint                              0.00    0.00    0.00
  Range Minimum                               0.00    0.00    0.00

SAIF-Insured Thrifts(s)
  Averages                                    0.37    1.57   30.27
  Medians                                       --      --      --

 All Non-MHC State of PA(7)
   Averages                                   0.34    1.42   27.16
   Medians                                      --      --      --

Comparable Group Averages
   Averages                                   0.35    1.72   39.49
   Medians                                      --      --      --

State of PA
CVAL  Chester Valley Bancorp of PA            0.44    1.47   31.88
CMSB  Commonwealth Bancorp Inc of PA          0.28    1.42   36.36
FSBI  Fidelity Bancorp, Inc. of PA            0.36    1.23   20.81
FBBC  First Bell Bancorp of PA                0.40    2.19   35.09
FKFS  First Keystone Fin. Corp of PA          0.10    0.59   10.00
SHEN  First Shenango Bancorp of PA(7)         0.60    1.40   26.67
GAF   GA Financial Corp. of PA                0.48    2.48   47.06
HARL  Harleysville SB of PA                   0.44    1.47   21.26
LARL  Laurel Capital Group of PA              0.35    1.60   25.93
MLBC  ML Bancorp of Villanova PA(7)           0.40    1.31   46.51
PVSA  Parkvale Financial Corp of PA           0.52    1.61   25.12
PWBC  PennFirst Bancorp of PA                 0.36    1.88   37.89
PWBK  Pennwood Bancorp, Inc. of PA            0.36    1.71   39.56
PHFC  Pittsburgh Home Fin Corp of PA          0.24    1.37   26.09
PRBC  Prestige Bancorp of PA                  0.20    1.06   23.81
PFNC  Progress Financial Corp. of PA          0.12    0.75   17.14
SHSB  SHS Bancorp, Inc. of PA                 0.00    0.00    0.00
SVRN  Sovereign Bancorp, Inc. of PA           0.08    0.40    9.64
THRD  TF Financial Corp. of PA                0.40    1.57   30.77
USAB  USABancshares, Inc of PA                0.00    0.00    0.00
WVFC  WVS Financial Corp. of PA               1.20    3.43   55.81
YFED  York Financial Corp. of PA              0.52    2.19   49.06
GAF   GA Financial Corp. of PA                0.48    2.48   47.06
HRBF  Harbor Federal Bancorp of MD            0.48    2.02   52.17
LARL  Laurel Capital Group of PA              0.35    1.60   25.93
PEEK  Peekskill Fin. Corp. of NY              0.36    2.22   53.73
PWBK  Pennwood Bancorp, Inc. of PA            0.36    1.71   39.56
PHFC  Pittsburgh Home Fin Corp of PA          0.24    1.37   26.09
PRBC  Prestige Bancorp of PA                  0.20    1.06   23.81
SFED  SFS Bancorp of Schenectady NY           0.32    1.38   37.65
THRD  TF Financial Corp. of PA                0.40    1.57   30.77
WHGB  WHG Bancshares of MD                    0.32    1.80   58.18


                                RESTUBBED TABLE

                                                            Financial Characteristics(6)
                                             -------------------------------------------------------
                                                                Reported           Core        MEMO:
                                             Total     Equity/  NPAs/ ----------------  ------------  Exchange   MEMO:
                                             Assets    Assets  Assets    ROA     ROE     ROA     ROE    Ratio   Offering
                                             ------    ------  ------    ---     ---     ---     ---   -------  --------
                                             ($Mil)       (%)     (%)     (%)     (%)     (%)     (%)            ($Mil)
Pennsylvania SB of PA
  Superrange                                  145       21.37    1.76    0.79    3.68    0.79    3.69   2.9569    18.5
  Range Maximum                               143       20.20    1.78    0.76    3.74    0.76    3.76   2.5712    16.1
  Range Midpoint                              141       19.16    1.80    0.73    3.81    0.73    3.83   2.2358    14.0
  Range Minimum                               140       18.09    1.83    0.70    3.88    0.71    3.90   1.9005    11.9

SAIF-Insured Thrifts(s)
  Averages                                  1,143       13.57    0.74    0.96    8.29    0.91    7.79
  Medians                                      --          --      --      --      --      --      --

 All Non-MHC State of PA(7)
   Averages                                 1,234        9.41    0.70    0.89    9.86    0.85    9.48
   Medians                                     --          --      --      --      --      --      --

Comparable Group Averages
   Averages                                   277       14.22    0.79    0.90    6.41    0.87    6.17
   Medians                                     --          --      --      --      --      --      --

State of PA
CVAL  Chester Valley Bancorp of PA            326        8.81    0.55    1.00   11.61    0.96   11.05
CMSB  Commonwealth Bancorp Inc of PA        2,269        9.47    0.42    0.73    7.51    0.56    5.72
FSBI  Fidelity Bancorp, Inc. of PA            393        6.84    0.15    0.77   11.22    0.76   10.96
FBBC  First Bell Bancorp of PA                676       10.80    0.09    1.10   10.10    1.08    9.93
FKFS  First Keystone Fin. Corp of PA          373        6.63     NA     0.81   11.26    0.75   10.33
SHEN  First Shenango Bancorp of PA(7)         401       11.62     NA     1.17   10.45    1.16   10.40
GAF   GA Financial Corp. of PA                784       14.82    0.22    1.14    7.12    1.08    6.72
HARL  Harleysville SB of PA                   348        6.81     NA     1.02   15.58    1.02   15.66
LARL  Laurel Capital Group of PA              213       10.57    0.42    1.39   13.35    1.40   13.45
MLBC  ML Bancorp of Villanova PA(7)         2,316        6.92    0.43    0.70    9.91    0.50    7.10
PVSA  Parkvale Financial Corp of PA         1,019        7.91    0.36    1.07   14.01    1.07   14.01
PWBC  PennFirst Bancorp of PA                 822        8.37    0.68    0.67    8.85    0.67    8.85
PWBK  Pennwood Bancorp, Inc. of PA             48       18.34    1.49    0.99    5.21    1.09    5.71
PHFC  Pittsburgh Home Fin Corp of PA          300        8.23    1.68    0.82    7.69    0.70    6.61
PRBC  Prestige Bancorp of PA                  143       10.91    0.43    0.60    5.15    0.58    5.03
PFNC  Progress Financial Corp. of PA          437        5.33     NA     0.89   17.05    0.71   13.57
SHSB  SHS Bancorp, Inc. of PA                  88       13.34    1.43    0.67    5.00    0.67    5.00
SVRN  Sovereign Bancorp, Inc. of PA        14,336        4.76    0.67    0.48   11.13    0.65   15.15
THRD  TF Financial Corp. of PA                597        8.39    0.29    0.77    7.24    0.66    6.16
USAB  USABancshares, Inc of PA                 64        8.43    0.57    0.49    5.72    0.43    5.01
WVFC  WVS Financial Corp. of PA               292       10.66    0.20    1.31   11.07    1.32   11.17
YFED  York Financial Corp. of PA            1,156        8.85    2.22    0.96   11.41    0.81    9.60
GAF   GA Financial Corp. of PA                784       14.82    0.22    1.14    7.12    1.08    6.72
HRBF  Harbor Federal Bancorp of MD            234       12.49     NA     0.74    5.73    0.70    5.49
LARL  Laurel Capital Group of PA              213       10.57    0.42    1.39   13.35    1.40   13.45
PEEK  Peekskill Fin. Corp. of NY              181       26.10    0.90    1.14    4.28    1.14    4.28
PWBK  Pennwood Bancorp, Inc. of PA             48       18.34    1.49    0.99    5.21    1.09    5.71
PHFC  Pittsburgh Home Fin Corp of PA          300        8.23    1.68    0.82    7.69    0.70    6.61
PRBC  Prestige Bancorp of PA                  143       10.91    0.43    0.60    5.15    0.58    5.03
SFED  SFS Bancorp of Schenectady NY           174       12.29    0.84    0.62    4.91    0.60    4.74
THRD  TF Financial Corp. of PA                597        8.39    0.29    0.77    7.24    0.66    6.16
WHGB  WHG Bancshares of MD                     99       20.11    0.85    0.77    3.48    0.78    3.55

(1)     Average of high/low or bid/ask price per share.
(2) EPS (core basis) is based on actual trailing twelve month data, adjusted to omit the impact of non-operating items (including the SAIF assessment) on a tax effected basis, and is shown on a pro forma basis where appropriate.
(3) P/E = Price to Earnings; P/B = Price to Book; P/A = Price to Assets; P/TB = Price to Tangible Book; and P/CORE = Price to Core Earnings.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated twelve month dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and total assets balances.
(7) Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.

Source: Corporate reports, offering circulars, and RP Financial, Inc.
        calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP Financial, LC.


                                LIST OF EXHIBITS

Exhibit
Number    Description
------    -----------

1         Stock Prices: February 13, 1998

2         Peer Group Core Earnings Analysis

3         Pro Forma Analysis Sheet

4         Pro Forma Effect of Conversion Proceeds

5         Impact of Waived Dividends

6         Firm Qualifications Statement

                                   EXHIBIT 1
                                  Stock Prices
                            As of February 13, 1998

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                   Exhibit 1A
                      Weekly Thrift Market Line - Part One
                         Prices As Of February 13, 1998


                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                             52 Week (1)              % Change From
                                                      Shares    Market      ---------------         -----------------------
                                             Price/    Out-     Capital-                      Last     Last  52 Wks  Dec 31,
Financial Institution                       Share(1) standing  ization(9)     High     Low    Week     Week  Ago(2)  1997(2)
---------------------                       -----------------------      --------------------------------------------------
                                               ($)    (000)     ($Mil)        ($)     ($)     ($)     (%)     (%)     (%)

Market Averages. SAIF-Insured Thrifts(no MHC)
---------------------------------------------
SAIF-Insured Thrifts(308)                     23.32    5,816     180.3        25.21   15.66   23.16    0.75   46.24    -0.38
NYSE Traded Companies(10)                     41.77   43,859   2,133.7        46.07   26.20   42.02    0.18   39.22    -2.78
AMEX Traded Companies(20)                     19.03    2,923      54.3        21.31   13.64   18.94    0.39   34.10    -2.73
NASDAQ Listed OTC Companies(278)              23.13    4,974     135.3        24.93   15.52   22.96    0.79   47.36    -0.13
California Companies(21)                      28.02   17,486     817.0        31.25   18.43   27.94    1.49   36.37    -0.94
Florida Companies(5)                          22.59   21,867     493.7        25.90   14.26   22.74   -0.29   40.70    -7.31
Mid-Atlantic Companies(58)                    24.01    6,526     176.9        25.76   15.56   23.78    0.86   48.49    -2.38
Mid-West Companies(147)                       21.72    3,894     110.9        23.30   14.66   21.54    0.72   46.17     0.31
New England Companies(9)                      29.83    4,841     189.8        31.62   17.38   29.43    0.47   61.23     0.12
North-West Companies(11)                      21.84   10,620     263.8        23.28   16.35   21.73    1.61   43.84    12.84
South-East Companies(44)                      25.85    3,787     107.8        28.62   18.07   25.98   -0.27   45.22    -2.49
South-West Companies(6)                       21.17    2,028      49.0        23.36   14.21   20.75    1.98   53.67    -5.58
Western Companies (Excl CA)(7)                21.47    4,838     119.7        22.07   14.95   20.96    2.80   44.96     2.86
Thrift Strategy(254)                          22.14    3,831      96.4        23.95   15.17   22.00    0.77   45.27    -0.26
Mortgage Banker Strategy(33)                  30.15   16,217     665.6        32.56   18.77   30.04    0.13   53.16    -2.41
Real Estate Strategy(9)                       24.50    6,484     144.5        25.71   15.05   24.37    0.70   51.80     3.83
Diversified Strategy(8)                       35.15   29,502   1,081.8        38.40   21.39   34.63    2.01   46.29     0.81
Retail Banking Strategy(4)                    19.17    4,568     102.3        21.54   11.98   18.67    2.14   40.17    -3.92
Companies Issuing Dividends(258)              24.10    5,812     191.6        26.05   16.17   23.94    0.69   44.80    -1.10
Companies Without Dividends(50)               19.19    5,838     120.0        20.79   12.96   19.06    1.09   53.98     3.44
Equity/Assets <6%(26)                         26.36   18,204     615.3        28.63   16.03   26.12    1.07   60.12    -2.07
Equity/Assets 6-12%(143)                      25.75    6,099     217.1        27.65   16.11   25.52    0.83   53.30    -0.66
Equity/Assets >12%(139)                       20.66    3,636      79.6        22.50   15.19   20.60    0.63   37.79     0.14
Converted Last 3 Mths (no MHC)(9)             14.69    4,134      60.7        15.24   12.79   14.38    2.18   57.36    17.78
Actively Traded Companies(37)                 33.65   19,455     827.9        36.04   20.53   33.70   -0.22   55.23    -0.23
Market Value Below $20 Million(48)            17.60      875      14.6        19.00   12.70   17.49    0.47   40.87    -0.13
Holding Company Structure(280)                23.51    5,732     183.0        25.46   15.86   23.38    0.73   44.96    -0.34
Assets Over $1 Billion(59)                    32.68   20,389     760.0        35.48   20.84   32.51    0.69   42.92    -2.81
Assets $500 Million-$1 Billion(48)            25.11    5,487     122.0        26.87   15.52   24.69    1.61   55.45     0.92
Assets $250-$500 Million(67)                  23.10    3,055      66.2        25.00   15.49   22.90    1.17   53.35     0.74
Assets less than $250 Million(134)            19.16    1,554      28.1        20.75   13.77   19.13    0.28   41.08    -0.39
Goodwill Companies(123)                       27.04   10,267     333.0        29.16   17.25   26.85    0.79   50.21    -1.20
Non-Goodwill Companies(185)                   20.97    3,014      84.2        22.73   14.66   20.84    0.72   43.75     0.14
Acquirors of FSLIC Cases(10)                  39.30   38,054   2,003.5        43.21   25.41   40.19   -2.29   39.58    -4.04

                          [RESTUBBED FROM TABLE ABOVE]

                                                        Current Per Share Financials
                                                   ----------------------------------------
                                                                            Tangible
                                                   Trailing  12 Mo.   Book    Book
                                                    12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                               EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                              ----------------------------------------
                                                       ($)     ($)     ($)     ($)     ($)

Market Averages. SAIF-Insured Thrifts(no MHC)
---------------------------------------------

SAIF-Insured Thrifts(308)                            1.14    1.08   14.92   14.49   137.62
NYSE Traded Companies(10)                            2.67    2.33   19.78   19.07   316.98
AMEX Traded Companies(20)                            0.86    0.85   14.14   13.97   111.49
NASDAQ Listed OTC Companies(278)                     1.12    1.07   14.84   14.40   134.59
California Companies(21)                             1.69    1.53   16.77   16.17   242.04
Florida Companies(5)                                 1.13    0.82   11.64   11.09   167.41
Mid-Atlantic Companies(58)                           1.23    1.19   14.93   14.15   154.52
Mid-West Companies(147)                              1.02    0.98   14.39   14.12   117.81
New England Companies(9)                             1.35    1.51   17.48   16.65   244.55
North-West Companies(11)                             1.04    0.97   13.15   12.71   111.21
South-East Companies(44)                             1.14    1.09   16.45   16.22   118.87
South-West Companies(6)                              1.36    1.28   15.37   14.71   200.63
Western Companies (Excl CA)(7)                       0.97    0.97   14.31   13.73    93.35
Thrift Strategy(254)                                 1.06    1.02   14.94   14.57   123.39
Mortgage Banker Strategy(33)                         1.67    1.54   15.59   14.70   222.78
Real Estate Strategy(9)                              1.60    1.46   13.91   13.52   197.41
Diversified Strategy(8)                              1.71    1.55   13.64   13.34   175.77
Retail Banking Strategy(4)                          -0.31   -0.58   12.80   12.24   189.58
Companies Issuing Dividends(258)                     1.20    1.14   15.24   14.77   138.28
Companies Without Dividends(50)                      0.81    0.78   13.24   13.03   134.12
Equity/Assets <6%(26)                                1.51    1.42   12.38   11.45   254.69
Equity/Assets 6-12%(143)                             1.33    1.25   14.79   14.12   172.25
Equity/Assets >12%(139)                              0.91    0.88   15.43   15.30    88.36
Converted Last 3 Mths (no MHC)(9)                    0.56    0.56   11.89   11.89    50.54
Actively Traded Companies(37)                        1.85    1.86   16.44   15.80   214.90
Market Value Below $20 Million(48)                   0.80    0.76   13.91   13.85   103.77
Holding Company Structure(280)                       1.13    1.08   15.15   14.71   137.54
Assets Over $1 Billion(59)                           1.72    1.66   16.54   15.15   234.45
Assets $500 Million-$1 Billion(48)                   1.29    1.15   13.87   13.42   155.02
Assets $250-$500 Million(67)                         1.16    1.10   15.11   14.73   136.37
Assets less than $250 Million(134)                   0.85    0.83   14.56   14.49    94.60
Goodwill Companies(123)                              1.39    1.31   15.30   14.19   180.19
Non-Goodwill Companies(185)                          0.98    0.94   14.68   14.68   110.82
Acquirors of FSLIC Cases(10)                         2.59    2.38   19.92   18.89   294.49

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.
* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                             Exhibit 1A (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of February 13, 1998


                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                             52 Week (1)              % Change From
                                                      Shares    Market      ---------------         -----------------------
                                             Price/    Out-     Capital-                      Last     Last  52 Wks  Dec 31,
Financial Institution                       Share(1) standing  ization(9)     High     Low    Week     Week  Ago(2)  1997(2)
---------------------                       ----------------------------   ------------------------------------------------
                                               ($)     (000)    ($Mil)        ($)     ($)     ($)     (%)     (%)     (%)
Market Averages. BIF-Insured Thrifts(no MHC)
--------------------------------------------
BIF-Insured Thrifts(60)                       26.51   14,446     627.1        28.15   16.97   26.21    1.37   55.44    -0.88
NYSE Traded Companies(4)                      43.18   52,889   1,979.3        43.72   30.77   42.57    1.51   50.61    -1.23
AMEX Traded Companies(7)                      25.84    1,720      47.6        26.88   15.21   25.46    1.84   66.32     2.94
NASDAQ Listed OTC Companies(49)               25.04   12,350     568.7        26.85   15.89   24.77    1.31   54.62    -1.29
California Companies(1)                       19.75    7,871     155.5        21.25   14.00   19.00    3.95   23.44     2.60
Mid-Atlantic Companies(20)                    26.74   19,086     618.7        28.54   18.42   26.51    1.03   49.43    -4.73
New England Companies(33)                     26.25    4,555     132.0        27.71   15.68   25.79    1.96   64.80     1.46
North-West Companies(3)                       34.40   89,713   5,854.0        37.02   22.65   34.98   -2.07   35.66     1.09
South-East Companies(3)                       19.75    1,551      30.0        20.88   14.82   19.69    0.10   24.02    -3.81
Thrift Strategy(44)                           25.47    6,490     210.6        26.98   16.55   25.08    1.75   55.57    -0.45
Mortgage Banker Strategy(7)                   25.12   29,028     813.1        26.95   14.39   25.47   -1.95   70.46    -3.74
Real Estate Strategy(4)                       20.94    5,839     119.8        22.69   14.50   20.32    3.13   31.97    -0.59
Diversified Strategy(5)                       38.60   62,448   3,855.7        40.93   24.28   38.24    1.72   45.74    -0.96
Companies Issuing Dividends(49)               28.65   15,829     736.4        30.38   17.95   28.39    1.02   55.19    -2.10
Companies Without Dividends(11)               17.53    8,636     168.1        18.78   12.83   17.04    2.87   56.46     4.21
Equity/Assets <6%(4)                          31.13   68,924   4,428.2        33.78   18.63   31.25    0.28   68.41    -1.76
Equity/Assets 6-12%(41)                       27.78    9,447     331.6        29.38   16.80   27.45    1.33   60.13    -1.51
Equity/Assets >12%(15)                        21.69   11,141     253.2        23.09   16.90   21.31    1.83   38.81     1.09
Converted Last 3 Mths (no MHC)(3)             17.50   17,369     334.9        18.31   16.21   16.73    4.77   63.92    17.63
Actively Traded Companies(18)                 34.16   30,643   1,596.3        35.52   21.36   33.81    1.22   52.78     0.50
Market Value Below $20 Million(2)             12.35    1,046      13.6        13.13    7.47   12.19    1.72   50.01    -0.64
Holding Company Structure(47)                 25.40   13,746     628.8        27.13   16.54   25.03    1.76   54.46    -0.32
Assets Over $1 Billion(17)                    36.47   39,385   1,884.0        38.33   24.08   36.02    1.55   46.50    -1.99
Assets $500 Million-$1 Billion(16)            27.17    5,404     118.1        28.59   16.43   26.89    0.80   57.35    -1.11
Assets $250-$500 Million(12)                  19.88    3,632      68.4        21.65   12.40   19.46    2.29   59.90    -3.13
Assets less than $250 Million(15)             19.84    1,546      29.6        21.27   12.84   19.74    0.91   60.64     2.32
Goodwill Companies(33)                        29.85   22,069   1,043.8        31.38   18.55   29.53    1.29   58.48    -0.89
Non-Goodwill Companies(27)                    22.62    5,553     141.0        24.38   15.12   22.32    1.47   51.88    -0.88

                          [RESTUBBED FROM TABLE ABOVE]

                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

Market Averages. BIF-Insured Thrifts(no MHC)
--------------------------------------------
BIF-Insured Thrifts(60)                            1.52    1.48   14.44   13.73   150.12
NYSE Traded Companies(4)                           2.05    1.92   22.85   18.76   177.31
AMEX Traded Companies(7)                           1.55    1.37   15.72   15.17   149.86
NASDAQ Listed OTC Companies(49)                    1.47    1.45   13.51   13.10   147.62
California Companies(1)                            1.52    1.52   12.28   12.23   114.54
Mid-Atlantic Companies(20)                         1.17    1.12   15.46   14.33   140.33
New England Companies(33)                          1.81    1.73   13.93   13.42   158.01
North-West Companies(3)                            1.14    1.50   12.99   12.53   185.90
South-East Companies(3)                            1.13    1.12   15.63   15.33    91.91
Thrift Strategy(44)                                1.53    1.45   14.91   14.24   142.12
Mortgage Banker Strategy(7)                        1.30    1.30   12.06   11.49   149.96
Real Estate Strategy(4)                            1.72    1.61   11.40   11.38   106.01
Diversified Strategy(5)                            1.58    1.86   14.88   13.45   230.38
Companies Issuing Dividends(49)                    1.54    1.50   15.10   14.24   164.36
Companies Without Dividends(11)                    1.43    1.39   11.67   11.61    90.34
Equity/Assets <6%(4)                               1.24    1.30   10.25    9.81   202.98
Equity/Assets 6-12%(41)                            1.75    1.69   14.26   13.37   168.20
Equity/Assets >12%(15)                             0.97    0.94   16.21   15.92    85.20
Converted Last 3 Mths (no MHC)(3)                  0.60    0.57   13.26   13.12    59.05
Actively Traded Companies(18)                      2.00    1.95   17.15   16.26   192.73
Market Value Below $20 Million(2)                  2.42    2.31    9.03    8.98    98.56
Holding Company Structure(47)                      1.48    1.45   14.27   13.84   140.41
Assets Over $1 Billion(17)                         1.71    1.75   17.52   15.80   189.07
Assets $500 Million-$1 Billion(16)                 1.81    1.69   15.12   14.79   169.34
Assets $250-$500 Million(12)                       1.21    1.15   11.37   11.06   114.11
Assets less than $250 Million(15)                  1.31    1.24   12.80   12.65   118.80
Goodwill Companies(33)                             1.62    1.58   15.45   14.13   182.62
Non-Goodwill Companies(27)                         1.39    1.35   13.27   13.27   112.21


(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                             Exhibit 1A (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of February 13, 1998

                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                             52 Week (1)              % Change From
                                                      Shares    Market      ---------------         -----------------------
                                             Price/    Out-     Capital-                      Last     Last  52 Wks  Dec 31,
Financial Institution                       Share(1) standing  ization(9)     High     Low    Week     Week  Ago(2)  1997(2)
---------------------                       ----------------------------   ------------------------------------------------
                                               ($)     (000)    ($Mil)        ($)     ($)     ($)     (%)     (%)     (%)
Market Averages. MHC Institutions
---------------------------------
SAIF-Insured Thrifts(19)                      24.23    8,497     55.9        26.65   13.25   23.98    1.58   91.99    -1.13
BIF-Insured Thrifts(3)                        28.66   32,019    456.2        29.67   12.75   28.67   -0.58  116.68    -0.02
NASDAQ Listed OTC Companies(22)               24.79   11,437    106.0        27.03   13.18   24.57    1.31   95.08    -0.99
Florida Companies(3)                          33.25    5,939     94.3        36.38   18.50   33.00    0.76   73.23    -1.98
Mid-Atlantic Companies(11)                    21.53   11,207     56.8        23.41   10.31   21.34    1.50  119.75    -0.73
Mid-West Companies(6)                         24.94    2,274     25.3        27.75   15.54   24.75    1.07   61.69    -0.38
New England Companies(1)                      36.56   61,162    894.0        38.00   19.00   36.00    1.56   50.27    -3.79
Thrift Strategy(20)                           24.43    6,290     46.7        26.69   13.28   24.21    1.43   94.48    -0.19
Mortgage Banker Strategy(1)                   18.00   33,779    147.0        20.88    6.04   18.13   -0.72  148.28    -9.46
Diversified Strategy(1)                       36.56   61,162    894.0        38.00   19.00   36.00    1.56   50.27    -3.79
Companies Issuing Dividends(22)               24.79   11,437    106.0        27.03   13.18   24.57    1.31   95.08    -0.99
Equity/Assets 6-12%(16)                       26.50   14,221    132.8        28.95   13.34   26.20    1.72  102.63    -1.04
Equity/Assets >12%(6)                         19.66    3,086     25.3        21.28   12.71   19.69    0.05   72.44    -0.86
Holding Company Structure(3)                  24.50    2,565     24.3        27.17   11.75   24.67   -0.91  122.63     0.58
Assets Over $1 Billion(6)                     25.30   37,131    337.8        27.07   12.61   24.78    3.06   90.00    -3.06
Assets $500 Million-$1 Billion(2)             34.25    5,095     84.6        39.75   18.75   34.00    0.74   76.73    -3.19
Assets $250-$500 Million(6)                   27.69    3,386     32.5        31.00   15.08   27.75   -0.48   90.08    -2.49
Assets less than $250 Million(8)              21.48    2,262     18.5        22.92   11.63   21.28    1.41  103.46     1.36
Goodwill Companies(9)                         25.41   25,705    234.9        27.43   12.95   25.24    1.32   98.06    -2.07
Non-Goodwill Companies(13)                    24.41    2,877     28.6        26.79   13.33   24.16    1.30   93.29    -0.35
MHC Institutions(22)                          24.79   11,437    106.0        27.03   13.18   24.57    1.31   95.08    -0.99

                          [RESTUBBED FROM TABLE ABOVE]


                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

Market Averages. MHC Institutions
---------------------------------
SAIF-Insured Thrifts(19)                           0.66    0.64   10.25   10.18    92.29
BIF-Insured Thrifts(3)                             1.07    0.78    9.69    9.04    96.77
NASDAQ Listed OTC Companies(22)                    0.71    0.66   10.18   10.04    92.85
Florida Companies(3)                               1.00    0.89   14.22   14.18   146.68
Mid-Atlantic Companies(11)                         0.53    0.53    8.73    8.49    73.54
Mid-West Companies(6)                              0.79    0.77   11.13   11.10   101.00
New England Companies(1)                           1.44    0.93   11.40   11.39   126.41
Thrift Strategy(20)                                0.68    0.65   10.46   10.33    92.62
Mortgage Banker Strategy(1)                        0.52    0.46    5.12    4.53    62.47
Diversified Strategy(1)                            1.44    0.93   11.40   11.39   126.41
Companies Issuing Dividends(22)                    0.71    0.66   10.18   10.04    92.85
Equity/Assets 6-12%(16)                            0.77    0.69   10.20   10.01   103.90
Equity/Assets >12%(6)                              0.56    0.56   10.13   10.13    59.71
Holding Company Structure(3)                       0.76    0.70    9.28    8.64    89.05
Assets Over $1 Billion(6)                          0.83    0.65    8.38    8.14    96.98
Assets $500 Million-$1 Billion(2)                  1.07    0.98   15.79   15.79   139.20
Assets $250-$500 Million(6)                        0.82    0.79   10.75   10.72   101.89
Assets less than $250 Million(8)                   0.54    0.54   10.09    9.90    78.70
Goodwill Companies(9)                              0.87    0.73    9.30    8.91   102.83
Non-Goodwill Companies(13)                         0.62    0.62   10.71   10.71    86.86
MHC Institutions(22)                               0.71    0.66   10.18   10.04    92.85


(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                             Exhibit 1A (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of February 13, 1998


                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                             52 Week (1)              % Change From
                                                      Shares    Market      ---------------         -----------------------
                                             Price/    Out-     Capital-                      Last     Last  52 Wks  Dec 31,
Financial Institution                       Share(1) standing  ization(9)     High     Low    Week     Week  Ago(2)  1997(2)
---------------------                       ----------------------------   ------------------------------------------------
                                               ($)     (000)    ($Mil)        ($)     ($)     ($)     (%)     (%)     (%)
NYSE Traded Companies
---------------------
AHM   Ahmanson and Co. H.F. of CA             60.00   93,156   5,589.4       66.94   35.25   62.38   -3.82   49.51   -10.37
CSA   Coast Savings Financial of CA(8)        61.50   19,421   1,194.4       68.56   38.50   65.00   -5.38   40.57   -10.30
CFB   Commercial Federal Corp. of NE          33.94   32,599   1,106.4       36.50   21.42   34.25   -0.91   40.95    -4.56
DME   Dime Bancorp, Inc. of NY*               30.13  116,358   3,505.9       30.50   14.88   30.38   -0.82   79.88    -0.40
DSL   Downey Financial Corp. of CA            29.31   26,756     784.2       29.94   18.10   29.94   -2.10   43.12     3.06
FED   FirstFed Fin. Corp. of CA               37.94   10,588     401.7       39.50   22.50   37.56    1.01   58.08    -2.09
GSB   Golden State Bancorp of CA(8)           36.56   51,023   1,865.4       38.00   22.50   36.75   -0.52   44.05    -2.35
GDW   Golden West Fin. Corp. of CA            87.75   57,069   5,007.8       97.81   59.88   87.88   -0.15   22.93   -10.29
GPT   GreenPoint Fin. Corp. of NY*            72.19   42,320   3,055.1       72.75   51.50   70.94    1.76   20.56    -0.51
JSB   JSB Financial, Inc. of NY*              50.44    9,898     499.3       50.63   37.88   49.69    1.51   35.85     0.76
NYB   New York Bancorp, Inc. of NY(8)         39.06   21,359     834.3       39.72   20.81   38.63    1.11   83.55    -1.66
OCN   Ocwen Financial Corp. of FL             26.38   60,566   1,597.7       28.28   13.00   26.00    1.46   61.05     3.69
SIB   Staten Island Bancorp of NY*            19.94   42,981     857.0       21.00   18.81   19.25    3.58   66.17    -4.78
WES   Westcorp Inc. of Orange CA              17.06   26,279     448.3       23.50   13.25   16.13    5.77   -1.10     1.07


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA          22.00    2,697      59.3       24.75   17.00   22.00    0.00   33.33    -5.90
ANE   Alliance Bancorp of NE, of CT*          20.25    1,636      33.1       20.38   10.22   18.88    7.26  103.72    22.73
BKC   American Bank of Waterbury CT*          48.50    2,321     112.6       49.50   28.00   48.38    0.25   73.96    -0.51
BFD   BostonFed Bancorp of MA                 21.13    5,520     116.6       22.31   14.38   21.38   -1.17   39.66    -3.43
CFX   CFX Corp of Keene NH(8)*                29.63   24,071     713.2       30.63   15.50   29.44    0.65   62.36    -3.26
CNY   Carver Bancorp, Inc. of NY              15.13    2,314      35.0       17.13    9.13   14.63    3.42   51.30    -6.89
CBK   Citizens First Fin.Corp. of IL          19.75    2,397      47.3       21.38   14.63   20.00   -1.25   35.00    -2.47
EBI   Equality Bancorp, Inc. of MO            15.00    2,486      37.3       15.38   12.00   14.38    4.31   50.00     3.45
ESX   Essex Bancorp of Norfolk VA(8)           6.00    1,058       6.3        7.94    1.00    4.88   22.95  300.00    52.28
FCB   Falmouth Bancorp, Inc. of MA*           19.75    1,455      28.7       22.00   13.25   19.81   -0.30   30.54    -3.66
FAB   FirstFed America Bancorp of MA          20.38    8,707     177.4       22.13   13.63   20.38    0.00   35.87    -6.86
GAF   GA Financial Corp. of PA                19.38    7,718     149.6       19.81   14.88   18.50    4.76   12.35     2.65
HBS   Haywood Bancshares, Inc. of NC*         22.00    1,250      27.5       23.00   15.63   21.50    2.33   23.04    -2.22
KNK   Kankakee Bancorp, Inc. of IL            33.88    1,372      46.5       37.75   26.00   33.75    0.39   31.57   -10.25
KYF   Kentucky First Bancorp of KY            13.75    1,298      17.8       15.00   10.56   13.75    0.00   17.02    -7.97
MBB   MSB Bancorp of Middletown NY(8)*        34.63    2,844      98.5       37.63   16.38   35.00   -1.06   82.26    -7.97
NBN   Northeast Bancorp of ME*                18.69    1,940      36.3       19.50    8.96   18.75   -0.32  100.32    -1.63
PDB   Piedmont Bancorp, Inc. of NC            10.75    2,751      29.6       11.63   10.00   11.00   -2.27    3.56    -1.19
SSB   Scotland Bancorp, Inc. of NC            10.13    1,914      19.4       19.25    9.88   10.38   -2.41  -31.92     1.91
SZB   SouthFirst Bancshares of AL             20.50      813      16.7       22.75   13.13   20.50    0.00   54.72    -9.89
SRN   Southern Banc Company of AL             16.94    1,230      20.8       19.13   13.50   16.75    1.13   25.48    -4.56
SSM   Stone Street Bancorp of NC              20.75    1,898      39.4       27.25   19.25   21.06   -1.47  -10.75    -6.49
TSH   Teche Holding Company of LA             20.00    3,438      68.8       23.50   15.00   20.13   -0.65   29.03   -12.09
FTF   Texarkana Fst. Fin. Corp of AR          28.25    1,760      49.7       28.25   15.63   27.50    2.73   68.66    13.00
THR   Three Rivers Fin. Corp. of MI           22.38      824      18.4       23.50   13.75   22.13    1.13   57.05     2.90
WSB   Washington SB, FSB of MD                 7.88    4,395      34.6        9.50    4.88    7.94   -0.76   50.10   -13.02
WFI   Winton Financial Corp. of OH            23.50    2,006      47.1       24.50   12.00   23.63   -0.55   95.83    15.31


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN             26.25    1,090      28.6       29.29   18.25   27.25   -3.67   42.59   -10.38
FBER  1st Bergen Bancorp of NJ                19.00    2,865      54.4       20.00   12.88   18.38    3.37   36.89    -0.68
AFED  AFSALA Bancorp, Inc. of NY              18.50    1,440      26.6       19.50   12.56   19.00   -2.63   42.31    -3.90
ALBK  ALBANK Fin. Corp. of Albany NY          47.44   12,907     612.3       51.44   33.75   46.75    1.48   32.22    -7.78
AMFC  AMB Financial Corp. of IN               17.50      964      16.9       17.75   13.13   17.50    0.00   31.78    10.20
ASBP  ASB Financial Corp. of OH               14.00    1,700      23.8       14.13   11.50   13.38    4.63   13.09     5.66

                          [RESTUBBED FROM TABLE ABOVE]

                                                   Current Per Share Financials
                                               ----------------------------------------
                                                                        Tangible
                                               Trailing  12 Mo.   Book    Book
                                                12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                           EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                          -------- ------- ------- ------- -------
                                                   ($)     ($)     ($)     ($)     ($)


NYSE Traded Companies
---------------------
AHM   Ahmanson and Co. H.F. of CA                4.08    3.58   20.57   17.56   501.08
CSA   Coast Savings Financial of CA(8)           2.82    3.02   24.20   23.92   465.50
CFB   Commercial Federal Corp. of NE             2.09    2.05   14.06   12.68   220.54
DME   Dime Bancorp, Inc. of NY*                  1.05    1.05   11.30    9.27   187.77
DSL   Downey Financial Corp. of CA               1.49    1.43   15.61   15.41   218.79
FED   FirstFed Fin. Corp. of CA                  2.18    2.14   21.04   20.87   392.91
GSB   Golden State Bancorp of CA(8)              1.94    2.08   18.19   16.28   322.06
GDW   Golden West Fin. Corp. of CA               6.21    6.11   47.28   47.28   693.73
GPT   GreenPoint Fin. Corp. of NY*               3.42    3.34   29.98   16.07   309.40
JSB   JSB Financial, Inc. of NY*                 2.97    2.64   35.91   35.91   154.68
NYB   New York Bancorp, Inc. of NY(8)            2.48    2.53    8.34    8.34   152.85
OCN   Ocwen Financial Corp. of FL                1.34    0.75    6.90    6.72    48.81
SIB   Staten Island Bancorp of NY*               0.74    0.65   14.19   13.77    57.38
WES   Westcorp Inc. of Orange CA                 1.31    0.28   12.99   12.96   142.98


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA             0.97    0.94   17.22   17.22   101.60
ANE   Alliance Bancorp of NE, of CT*             1.15    1.06   10.89   10.63   147.87
BKC   American Bank of Waterbury CT*             3.42    2.96   24.82   24.01   275.32
BFD   BostonFed Bancorp of MA                    1.28    1.14   14.78   14.24   176.57
CFX   CFX Corp of Keene NH(8)*                   0.58    0.78   10.21    9.84   117.20
CNY   Carver Bancorp, Inc. of NY                -0.20    0.09   15.24   14.66   179.67
CBK   Citizens First Fin.Corp. of IL             0.79    0.53   15.84   15.84   114.14
EBI   Equality Bancorp, Inc. of MO               0.53    0.53    9.95    9.95   100.33
ESX   Essex Bancorp of Norfolk VA(8)             0.20    0.18    0.03   -0.14   181.37
FCB   Falmouth Bancorp, Inc. of MA*              0.63    0.53   16.05   16.05    67.05
FAB   FirstFed America Bancorp of MA             0.20    0.63   14.87   14.87   133.17
GAF   GA Financial Corp. of PA                   1.08    1.02   15.05   14.90   101.57
HBS   Haywood Bancshares, Inc. of NC*            1.56    1.56   17.34   16.74   122.24
KNK   Kankakee Bancorp, Inc. of IL               2.20    2.15   27.57   25.99   250.30
KYF   Kentucky First Bancorp of KY               0.77    0.76   11.32   11.32    66.49
MBB   MSB Bancorp of Middletown NY(8)*           0.49    0.52   22.40   10.38   272.15
NBN   Northeast Bancorp of ME*                   0.97    0.76    9.52    8.41   136.83
PDB   Piedmont Bancorp, Inc. of NC               0.54    0.54    7.66    7.66    47.32
SSB   Scotland Bancorp, Inc. of NC               0.58    0.58    7.73    7.73    32.12
SZB   SouthFirst Bancshares of AL                0.61    0.56   16.76   16.76   117.82
SRN   Southern Banc Company of AL                0.12    0.43   14.58   14.43    85.72
SSM   Stone Street Bancorp of NC                 0.86    0.86   16.32   16.32    55.20
TSH   Teche Holding Company of LA                1.12    1.07   15.81   15.81   117.54
FTF   Texarkana Fst. Fin. Corp of AR             1.72    1.68   15.52   15.52   102.42
THR   Three Rivers Fin. Corp. of MI              1.00    0.94   15.74   15.69   114.34
WSB   Washington SB, FSB of MD                   0.52    0.31    5.13    5.13    60.27
WFI   Winton Financial Corp. of OH               1.61    1.32   11.60   11.37   161.76


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN                1.81    1.18   21.08   20.71   234.80
FBER  1st Bergen Bancorp of NJ                   0.71    0.71   13.57   13.57    99.39
AFED  AFSALA Bancorp, Inc. of NY                 0.85    0.85   14.32   14.32   111.39
ALBK  ALBANK Fin. Corp. of Albany NY             3.36    3.34   27.86   21.64   316.35
AMFC  AMB Financial Corp. of IN                  1.06    0.67   15.32   15.32   103.74
ASBP  ASB Financial Corp. of OH                  0.64    0.60   10.30   10.30    66.15

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                             Exhibit 1A (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of February 13, 1998




                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                             52 Week (1)              % Change From
                                                      Shares    Market      ---------------         -----------------------
                                             Price/    Out-     Capital-                      Last     Last  52 Wks  Dec 31,
Financial Institution                       Share(1) standing  ization(9)     High     Low    Week     Week  Ago(2)  1997(2)
---------------------                       ----------------------------   ------------------------------------------------
                                               ($)     (000)    ($Mil)        ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
ABBK  Abington Bancorp of MA*                 21.00    3,637      76.4       22.00   10.19   21.63   -2.91   93.01     0.00
AABC  Access Anytime Bancorp of NM            10.63    1,217      12.9       11.38    5.15   10.75   -1.12  106.41    -3.36
AFBC  Advance Fin. Bancorp of WV              20.38    1,084      22.1       20.75   13.50   20.13    1.24   45.57    17.26
AADV  Advantage Bancorp, Inc. of WI(8)        67.00    3,236     216.8       70.88   32.75   67.50   -0.74  103.77    -5.47
AFCB  Affiliated Comm BC, Inc of MA(8)        35.63    6,504     231.7       37.75   19.00   35.63    0.00   79.95    -5.62
ALBC  Albion Banc Corp. of Albion NY          12.00      750       9.0       14.17    5.50   12.69   -5.44  110.16    -9.98
ABCL  Alliance Bancorp, Inc. of IL            25.25    8,022     202.6       28.38   18.50   26.00   -2.88   32.89    -4.72
ATSB  AmTrust Capital Corp. of IN             14.75      510       7.5       14.75   11.50   14.25    3.51   28.26     6.27
AHCI  Ambanc Holding Co., Inc. of NY*         17.00    4,306      73.2       19.50   12.69   17.13   -0.76   29.47    -9.33
ASBI  Ameriana Bancorp of IN                  20.25    3,231      65.4       22.00   15.25   20.50   -1.22   23.63     1.86
ABCW  Anchor Bancorp Wisconsin of WI          37.00    9,054     335.0       37.50   20.50   36.00    2.78   78.31     1.70
ANDB  Andover Bancorp, Inc. of MA*            40.00    5,168     206.7       42.00   26.25   39.50    1.27   40.35    -0.62
ASFC  Astoria Financial Corp. of NY           55.13   26,198   1,444.3       58.13   34.75   54.38    1.38   37.83    -1.11
AVND  Avondale Fin. Corp. of IL               15.63    3,324      52.0       18.88   12.75   15.63    0.00  -14.96    -3.82
BKCT  Bancorp Connecticut of CT*              19.00    5,092      96.7       25.00   10.75   17.63    7.77   66.96    -9.52
BPLS  Bank Plus Corp. of CA                   12.94   19,367     250.6       13.75    9.63   13.25   -2.34    6.68     2.45
BNKU  Bank United Corp. of TX                 44.81   31,596   1,415.8       49.88   28.25   43.13    3.90   56.51    -8.44
BWFC  Bank West Fin. Corp. of MI              12.75    2,623      33.4       17.50    7.50   13.13   -2.89   66.23   -20.95
BANC  BankAtlantic Bancorp of FL              16.38   25,760     421.9       17.13   12.13   16.38    0.00    9.20    -2.21
BKUNA BankUnited Fin. Corp. of FL             13.06   14,209     185.6       15.63    8.50   13.06    0.00   35.62   -15.25
BVCC  Bay View Capital Corp. of CA            32.63   12,070     393.8       37.25   22.63   32.38    0.77   17.84    -9.99
FSNJ  Bayonne Banchsares of NJ                13.50    8,993     121.4       13.56    7.93   13.00    3.85   72.19     0.90
BFSB  Bedford Bancshares, Inc. of VA          29.00    1,142      33.1       34.75   18.88   30.00   -3.33   50.65   -14.71
BFFC  Big Foot Fin. Corp. of IL               23.06    2,513      57.9       23.25   13.75   22.50    2.49   64.71     9.81
BYFC  Broadway Fin. Corp. of CA               12.75      831      10.6       13.75   10.25   12.75    0.00   24.39    -3.77
CBES  CBES Bancorp, Inc. of MO                24.00    1,015      24.4       24.75   15.88   23.00    4.35   50.00     7.87
CCFH  CCF Holding Company of GA               20.50      902      18.5       21.50   14.32   21.50   -4.65   40.89     1.84
CENF  CENFED Financial Corp. of CA(8)         42.75    5,959     254.7       45.00   26.38   44.50   -3.93   45.80    -5.00
CFSB  CFSB Bancorp of Lansing MI              29.13    7,607     221.6       29.38   12.20   28.88    0.87  138.77    10.97
CKFB  CKF Bancorp of Danville KY              19.63      867      17.0       20.50   17.75   19.13    2.61    9.06     6.11
CNSB  CNS Bancorp, Inc. of MO                 17.50    1,653      28.9       21.50   15.00   18.00   -2.78   12.90   -14.63
CSBF  CSB Financial Group Inc of IL           13.13      902      11.8       13.50   10.13   13.50   -2.74   25.05    -2.74
CBCI  Calumet Bancorp of Chicago IL           37.00    3,141     116.2       37.75   22.83   37.75   -1.99   57.45    11.28
CAFI  Camco Fin. Corp. of OH                  25.38    3,217      81.6       27.00   14.88   25.25    0.51   69.20    -0.47
CMRN  Cameron Fin. Corp. of MO                19.25    2,562      49.3       21.00   15.88   19.25    0.00   19.34    -6.10
CAPS  Capital Savings Bancorp of MO(8)        23.25    1,891      44.0       25.25   12.75   22.88    1.62   66.07    -7.92
CFNC  Carolina Fincorp of NC*                 17.50    1,852      32.4       18.75   14.00   17.88   -2.13   25.00    -5.41
CASB  Cascade Financial Corp. of WA           15.50    3,395      52.6       16.80   11.60   13.50   14.81   15.67    16.98
CATB  Catskill Fin. Corp. of NY*              18.00    4,630      83.3       19.13   13.94   17.63    2.10   17.04    -4.66
CNIT  Cenit Bancorp of Norfolk VA             73.00    1,654     120.7       80.00   40.00   74.50   -2.01   61.33    -8.18
CEBK  Central Co-Op. Bank of MA*              29.50    1,965      58.0       30.25   15.88   29.50    0.00   69.74     3.51
CENB  Century Bancorp, Inc. of NC             85.50      407      34.8       92.00   64.00   90.25   -5.26   33.59     0.88
CBSB  Charter Financial Inc. of IL(8)         26.88    4,150     111.6       27.13   15.63   27.13   -0.92   68.00     6.96
COFI  Charter One Financial of OH             59.88   63,849   3,823.3       64.00   40.24   59.88    0.00   31.00    -5.15
CVAL  Chester Valley Bancorp of PA            30.00    2,169      65.1       31.00   14.29   29.75    0.84   96.85     2.56
CTZN  CitFed Bancorp of Dayton OH(8)          51.63   13,003     671.3       51.88   22.00   51.56    0.14  112.21    32.38
CLAS  Classic Bancshares, Inc. of KY          18.88    1,300      24.5       18.88   12.25   18.13    4.14   38.52    12.72
CBSA  Coastal Bancorp of Houston TX           30.75    5,009     154.0       35.50   22.75   30.75    0.00   21.78   -11.84
CFCP  Coastal Fin. Corp. of SC                22.75    4,674     106.3       27.75   16.13   21.75    4.60   37.88    -7.14
CMSB  Commonwealth Bancorp Inc of PA          19.75   16,247     320.9       21.63   13.50   19.50    1.28   31.67    -0.65
CMSV  Commty. Svgs, MHC of FL (48.5)          34.25    5,095      84.6       39.75   18.75   34.00    0.74   76.73    -3.19
CFTP  Community Fed. Bancorp of MS            18.50    4,629      85.6       21.00   16.38   18.75   -1.33   -2.01    -8.64
CFFC  Community Fin. Corp. of VA              26.75    1,275      34.1       27.63   21.50   26.38    1.40   18.89    -3.18
CFBC  Community First Bnkg Co. of GA          42.75    2,414     103.2       44.50   31.88   42.75    0.00  113.75    -2.84
CIBI  Community Inv. Bancorp of OH            16.00      902      14.4       17.50   11.33   16.75   -4.48   37.10    -0.99

                          [RSTUBBED FROM TABLE ABOVE]

                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
ABBK  Abington Bancorp of MA*                      1.20    1.06    9.99    9.09   146.27
AABC  Access Anytime Bancorp of NM                 1.26    1.17    7.51    7.51    86.80
AFBC  Advance Fin. Bancorp of WV                   0.84    0.81   15.17   15.17    99.66
AADV  Advantage Bancorp, Inc. of WI(8)             3.57    3.13   31.79   29.74   317.22
AFCB  Affiliated Comm BC, Inc of MA(8)             1.77    1.76   16.94   16.85   173.52
ALBC  Albion Banc Corp. of Albion NY               0.44    0.43    8.09    8.09    94.41
ABCL  Alliance Bancorp, Inc. of IL                 1.28    1.42   16.32   16.13   170.01
ATSB  AmTrust Capital Corp. of IN                  0.56    0.32   14.93   14.78   136.64
AHCI  Ambanc Holding Co., Inc. of NY*             -0.61   -0.69   13.98   13.98   122.92
ASBI  Ameriana Bancorp of IN                       1.13    1.03   13.63   13.63   121.64
ABCW  Anchor Bancorp Wisconsin of WI               2.09    1.95   13.82   13.58   215.90
ANDB  Andover Bancorp, Inc. of MA*                 2.56    2.50   20.72   20.72   255.95
ASFC  Astoria Financial Corp. of NY                2.56    2.38   32.42   22.56   401.88
AVND  Avondale Fin. Corp. of IL                   -3.54   -3.60   13.86   13.86   179.58
BKCT  Bancorp Connecticut of CT*                   1.16    1.03    9.22    9.22    87.00
BPLS  Bank Plus Corp. of CA                        0.65    0.73    9.36    8.53   215.20
BNKU  Bank United Corp. of TX                      2.52    2.21   19.39   18.89   396.36
BWFC  Bank West Fin. Corp. of MI                   0.43    0.32    8.83    8.83    64.65
BANC  BankAtlantic Bancorp of FL                   1.06    0.56    6.08    5.04   110.44
BKUNA BankUnited Fin. Corp. of FL                  0.38    0.29    9.13    8.10   213.16
BVCC  Bay View Capital Corp. of CA                 1.16    1.58   14.39   11.94   268.97
FSNJ  Bayonne Banchsares of NJ                     0.25    0.35   10.58   10.58    67.73
BFSB  Bedford Bancshares, Inc. of VA               1.42    1.41   17.41   17.41   119.88
BFFC  Big Foot Fin. Corp. of IL                    0.51    0.45   15.09   15.09    86.06
BYFC  Broadway Fin. Corp. of CA                    0.42    0.48   14.77   14.77   150.11
CBES  CBES Bancorp, Inc. of MO                     1.10    0.96   17.28   17.28   109.48
CCFH  CCF Holding Company of GA                    0.15   -0.16   12.92   12.92   121.22
CENF  CENFED Financial Corp. of CA(8)              2.41    2.17   21.51   21.48   386.76
CFSB  CFSB Bancorp of Lansing MI                   1.40    1.31    8.88    8.88   112.12
CKFB  CKF Bancorp of Danville KY                   1.29    0.97   15.87   15.87    72.51
CNSB  CNS Bancorp, Inc. of MO                      0.47    0.47   14.34   14.34    58.93
CSBF  CSB Financial Group Inc of IL                0.27    0.23   12.92   12.19    53.81
CBCI  Calumet Bancorp of Chicago IL                2.54    2.56   25.98   25.98   154.93
CAFI  Camco Fin. Corp. of OH                       1.75    1.42   15.22   14.12   161.82
CMRN  Cameron Fin. Corp. of MO                     0.98    0.98   17.43   17.43    82.94
CAPS  Capital Savings Bancorp of MO(8)             1.25    1.20   12.08   12.08   128.08
CFNC  Carolina Fincorp of NC*                      0.70    0.68   13.91   13.91    61.59
CASB  Cascade Financial Corp. of WA                0.74    0.72    8.63    8.63   124.46
CATB  Catskill Fin. Corp. of NY*                   0.82    0.82   15.48   15.48    63.64
CNIT  Cenit Bancorp of Norfolk VA                  3.39    3.15   29.47   26.99   424.25
CEBK  Central Co-Op. Bank of MA*                   1.49    1.41   18.05   16.26   182.40
CENB  Century Bancorp, Inc. of NC                  4.19    4.20   75.12   75.12   248.00
CBSB  Charter Financial Inc. of IL(8)              1.31    1.44   14.08   12.54    93.26
COFI  Charter One Financial of OH                  1.97    2.88   21.56   20.15   309.48
CVAL  Chester Valley Bancorp of PA                 1.45    1.38   13.23   13.23   150.14
CTZN  CitFed Bancorp of Dayton OH(8)               2.10    2.10   16.14   14.74   266.12
CLAS  Classic Bancshares, Inc. of KY               0.82    0.96   15.13   12.85   101.68
CBSA  Coastal Bancorp of Houston TX                2.40    2.46   20.29   17.06   584.86
CFCP  Coastal Fin. Corp. of SC                     1.31    1.10    7.21    7.21   120.64
CMSB  Commonwealth Bancorp Inc of PA               1.01    0.77   13.22   10.44   139.63
CMSV  Commty. Svgs, MHC of FL (48.5)               1.07    0.98   15.79   15.79   139.20
CFTP  Community Fed. Bancorp of MS                 0.61    0.61   13.15   13.15    49.40
CFFC  Community Fin. Corp. of VA                   1.50    1.51   18.99   18.99   143.75
CFBC  Community First Bnkg Co. of GA               0.96    0.96   29.10   28.71   163.45
CIBI  Community Inv. Bancorp of OH                 1.03    1.03   12.29   12.29   104.58

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                             Exhibit 1A (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of February 13, 1998

                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                             52 Week (1)              % Change From
                                                      Shares    Market      ---------------         -----------------------
                                             Price/    Out-     Capital-                      Last     Last  52 Wks  Dec 31,
Financial Institution                       Share(1) standing  ization(9)     High     Low    Week     Week  Ago(2)  1997(2)
---------------------                       ----------------------------   ------------------------------------------------
                                               ($)     (000)    ($Mil)        ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
COOP  Cooperative Bancshares of NC            20.25    2,984      60.4       25.00   10.00   20.75   -2.41  102.50   -17.35
CRZY  Crazy Woman Creek Bncorp of WY          16.00      955      15.3       16.13   13.00   15.88    0.76   19.58     6.67
DNFC  D&N Financial Corp. of MI               25.75    9,099     234.3       26.75   15.68   24.38    5.62   56.25    -2.83
DCBI  Delphos Citizens Bancorp of OH          21.75    1,946      42.3       21.75   12.44   21.75    0.00   55.36     4.82
DIME  Dime Community Bancorp of NY*           21.25   12,438     264.3       25.50   16.63   21.00    1.19   17.21   -10.53
DIBK  Dime Financial Corp. of CT*             29.50    5,164     152.3       32.00   18.00   29.13    1.27   53.25    -3.28
EGLB  Eagle BancGroup of IL                   19.91    1,178      23.5       20.50   14.75   20.13   -1.09   24.44     5.46
EBSI  Eagle Bancshares of Tucker GA           21.06    5,666     119.3       22.38   15.25   20.88    0.86   30.56    -4.27
EGFC  Eagle Financial Corp. of CT(8)          52.75    6,514     343.6       55.00   26.75   52.50    0.48   83.48    -4.09
ETFS  East Texas Fin. Serv. of TX             22.00    1,026      22.6       23.75   16.88   22.00    0.00   20.55    -7.37
ESBK  Elmira Svgs Bank (The) of NY*           28.25      742      21.0       30.38   17.14   30.00   -5.83   62.54    -5.83
EMLD  Emerald Financial Corp. of OH           22.38    5,073     113.5       24.75   11.38   21.63    3.47   98.93     1.13
EIRE  Emerald Isle Bancorp of MA(8)*          32.81    2,314      75.9       32.81   17.00   32.69    0.37   93.00     1.93
EFBC  Empire Federal Bancorp of MT            17.25    2,592      44.7       18.25   12.50   17.00    1.47   23.21     0.70
EFBI  Enterprise Fed. Bancorp of OH           34.00    1,986      67.5       35.00   14.75   34.13   -0.38  115.87     7.94
EQSB  Equitable FSB of Wheaton MD             28.00    1,205      33.7       28.00   15.75   27.38    2.26   75.00     5.66
FCBF  FCB Fin. Corp. of Neenah WI             33.00    3,879     128.0       33.31   20.13   33.00    0.00   48.31    11.86
FFDF  FFD Financial Corp. of OH               18.13    1,445      26.2       19.50   13.00   18.88   -3.97   29.50     0.72
FFLC  FFLC Bancorp of Leesburg FL             19.63    3,744      73.5       23.50   13.80   19.63    0.00   42.25    -9.75
FFFC  FFVA Financial Corp. of VA(8)           38.50    4,581     176.4       40.00   20.50   36.50    5.48   62.11    -1.61
FFWC  FFW Corporation of Wabash IN            19.63    1,430      28.1       21.50   12.25   18.50    6.11   65.24     3.32
FFYF  FFY Financial Corp. of OH               35.38    4,070     144.0       35.38   25.00   32.00   10.56   40.12     6.79
FMCO  FMS Financial Corp. of NJ               34.75    2,388      83.0       35.50   18.75   33.50    3.73   71.60    -2.11
FFHH  FSF Financial Corp. of MN               20.25    3,015      61.1       21.00   16.00   20.00    1.25   24.62    -3.30
FOBC  Fed One Bancorp of Wheeling WV          32.38    2,375      76.9       34.00   17.00   29.13   11.16   86.31    17.75
FBCI  Fidelity Bancorp of Chicago IL          24.50    2,814      68.9       26.00   18.00   24.03    1.96   36.11    -4.41
FSBI  Fidelity Bancorp, Inc. of PA            29.25    1,562      45.7       29.25   18.41   27.25    7.34   49.62     0.86
FFFL  Fidelity Bcsh MHC of FL (47.7)          32.25    6,783     104.0       33.00   18.25   32.00    0.78   69.74    -0.77
FFED  Fidelity Fed. Bancorp of IN              9.00    3,128      28.2       10.50    7.50    9.25   -2.70    0.00   -12.71
FFOH  Fidelity Financial of OH                17.25    5,593      96.5       18.25   12.25   17.25    0.00   39.34    11.29
FIBC  Financial Bancorp, Inc. of NY           23.88    1,710      40.8       25.75   14.88   23.88    0.00   32.67    -1.04
FBSI  First Bancshares, Inc. of MO            16.38    2,186      35.8       17.00    9.50   16.50   -0.73   61.70     4.80
FBBC  First Bell Bancorp of PA                18.25    6,511     118.8       19.38   13.63   18.00    1.39   35.19    -3.95
SKBO  First Carnegie MHC of PA(45.0)          18.88    2,300      19.5       19.88   11.63   18.63    1.34   88.80     0.69
FSTC  First Citizens Corp of GA               31.00    2,742      85.0       35.50   14.17   32.00   -3.13  105.57    -8.82
FCME  First Coastal Corp. of ME*              14.69    1,359      20.0       15.75    8.38   14.75   -0.41   63.22    -1.28
FFBA  First Colorado Bancorp of CO            25.00   16,808     420.2       26.13   16.00   24.75    1.01   48.10     5.26
FDEF  First Defiance Fin.Corp. of OH          15.31    8,528     130.6       16.25   12.13   15.25    0.39   22.48    -4.31
FESX  First Essex Bancorp of MA*              22.50    7,536     169.6       23.25   14.50   21.50    4.65   53.79    -3.23
FFSX  First FSB MHC Sxld of IA(46.1)          30.50    2,834      39.7       35.00   20.75   31.00   -1.61   45.24    -3.94
FFES  First Fed of E. Hartford CT             38.50    2,706     104.2       39.00   23.00   37.00    4.05   52.48     3.36
BDJI  First Fed. Bancorp. of MN               20.75    1,009      20.9       22.00   11.83   20.75    0.00   68.29    -5.68
FFBH  First Fed. Bancshares of AR             27.00    4,896     132.2       27.00   17.50   24.13   11.89   42.11    13.68
FTFC  First Fed. Capital Corp. of WI          30.38    9,191     279.2       34.00   16.83   30.50   -0.39   64.22   -10.33
FFKY  First Fed. Fin. Corp. of KY             21.50    4,144      89.1       23.50   18.25   22.00   -2.27   11.69    -5.49
FFBZ  First Federal Bancorp of OH             22.75    1,575      35.8       22.75   16.50   22.00    3.41   37.88     7.67
FFCH  First Fin. Holdings Inc. of SC          50.25    6,761     339.7       53.50   23.75   48.88    2.80   99.01    -5.42
FFBI  First Financial Bancorp of IL           21.75      415       9.0       23.25   15.50   21.75    0.00   40.32     3.57
FFHS  First Franklin Corp. of OH              29.00    1,192      34.6       31.25   16.00   29.00    0.00   76.40    -7.20
FGHC  First Georgia Hold. Corp of GA           9.50    3,052      29.0       10.19    6.50   10.19   -6.77   46.15     0.00
FSPG  First Home Bancorp of NJ(8)             30.00    2,708      81.2       30.50   16.50   30.25   -0.83   80.83    -0.43
FFSL  First Independence Corp. of KS          14.75      954      14.1       15.63   10.88   14.25    3.51   34.09     5.36
FISB  First Indiana Corp. of IN               33.00   10,557     348.4       34.00   17.38   32.25    2.33   38.66     9.09
FKFS  First Keystone Fin. Corp of PA          17.00    2,413      41.0       19.00   10.38   17.25   -1.45   65.85    -4.92
FLKY  First Lancaster Bncshrs of KY           15.13      951      14.4       16.38   14.63   15.50   -2.39   -2.39    -5.08

                          [RESTUBBED FROM TABLE ABOVE]

                                                   Current Per Share Financials
                                               ----------------------------------------
                                                                        Tangible
                                               Trailing  12 Mo.   Book    Book
                                                12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                           EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                          -------- ------- ------- ------- -------
                                                   ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
COOP  Cooperative Bancshares of NC               0.75    0.74    9.48    9.48   123.70
CRZY  Crazy Woman Creek Bncorp of WY             0.75    0.76   15.04   15.04    63.64
DNFC  D&N Financial Corp. of MI                  1.52    1.40   10.30   10.19   192.78
DCBI  Delphos Citizens Bancorp of OH             0.93    0.93   14.83   14.83    55.37
DIME  Dime Community Bancorp of NY*              0.95    0.91   14.97   12.94   119.64
DIBK  Dime Financial Corp. of CT*                3.04    3.04   14.53   14.11   178.45
EGLB  Eagle BancGroup of IL                      0.43    0.31   17.24   17.24   145.28
EBSI  Eagle Bancshares of Tucker GA              0.88    0.89   12.59   12.59   154.03
EGFC  Eagle Financial Corp. of CT(8)             0.87    1.26   22.21   17.67   321.95
ETFS  East Texas Fin. Serv. of TX                0.71    0.66   20.45   20.45   117.05
ESBK  Elmira Svgs Bank (The) of NY*              1.27    1.03   19.55   19.03   307.64
EMLD  Emerald Financial Corp. of OH              1.20    1.11    9.28    9.14   118.96
EIRE  Emerald Isle Bancorp of MA(8)*             1.56    1.66   13.39   13.39   191.66
EFBC  Empire Federal Bancorp of MT               0.62    0.62   15.51   15.51    42.65
EFBI  Enterprise Fed. Bancorp of OH              1.19    0.99   15.82   15.81   138.41
EQSB  Equitable FSB of Wheaton MD                1.87    1.85   13.36   13.36   261.38
FCBF  FCB Fin. Corp. of Neenah WI                0.99    0.68   18.72   18.72   134.83
FFDF  FFD Financial Corp. of OH                  1.16    0.57   14.86   14.86    61.05
FFLC  FFLC Bancorp of Leesburg FL                1.00    0.95   13.74   13.74   106.90
FFFC  FFVA Financial Corp. of VA(8)              1.40    1.66   17.33   17.00   126.54
FFWC  FFW Corporation of Wabash IN               1.21    1.19   12.31   11.18   127.26
FFYF  FFY Financial Corp. of OH                  1.91    1.88   20.53   20.53   151.04
FMCO  FMS Financial Corp. of NJ                  2.34    2.32   15.80   15.57   243.58
FFHH  FSF Financial Corp. of MN                  1.04    1.03   14.58   14.58   133.62
FOBC  Fed One Bancorp of Wheeling WV             1.37    1.35   17.09   16.37   154.43
FBCI  Fidelity Bancorp of Chicago IL             0.38    1.09   18.22   18.19   174.01
FSBI  Fidelity Bancorp, Inc. of PA               1.77    1.73   17.21   17.21   251.65
FFFL  Fidelity Bcsh MHC of FL (47.7)             0.93    0.79   12.65   12.57   154.16
FFED  Fidelity Fed. Bancorp of IN                0.56    0.52    5.02    5.02    69.00
FFOH  Fidelity Financial of OH                   0.87    0.84   11.49   10.13    95.67
FIBC  Financial Bancorp, Inc. of NY              1.53    1.63   16.10   16.03   180.26
FBSI  First Bancshares, Inc. of MO               0.86    0.82   10.64   10.64    73.89
FBBC  First Bell Bancorp of PA                   1.16    1.14   11.21   11.21   103.78
SKBO  First Carnegie MHC of PA(45.0)             0.39    0.42   10.61   10.61    63.96
FSTC  First Citizens Corp of GA                  2.17    1.94   12.44    9.81   122.97
FCME  First Coastal Corp. of ME*                 4.52    4.34   10.66   10.66   109.32
FFBA  First Colorado Bancorp of CO               1.18    1.13   12.45   12.20    92.53
FDEF  First Defiance Fin.Corp. of OH             0.63    0.62   12.53   12.53    67.98
FESX  First Essex Bancorp of MA*                 1.29    1.15   12.08   10.62   158.90
FFSX  First FSB MHC Sxld of IA(46.1)             1.19    1.15   14.34   14.23   161.94
FFES  First Fed of E. Hartford CT                2.06    2.28   24.76   24.76   363.17
BDJI  First Fed. Bancorp. of MN                  0.70    0.68   11.83   11.83   110.50
FFBH  First Fed. Bancshares of AR                1.13    1.08   16.64   16.64   111.75
FTFC  First Fed. Capital Corp. of WI             1.79    1.48   11.43   10.77   169.70
FFKY  First Fed. Fin. Corp. of KY                1.49    1.47   12.81   12.11    93.71
FFBZ  First Federal Bancorp of OH                1.22    1.22   10.09   10.08   132.60
FFCH  First Fin. Holdings Inc. of SC             2.16    2.11   17.08   17.08   265.25
FFBI  First Financial Bancorp of IL             -0.15    0.94   18.10   18.10   202.99
FFHS  First Franklin Corp. of OH                 1.05    1.24   17.49   17.39   193.95
FGHC  First Georgia Hold. Corp of GA             0.58    0.48    4.53    4.20    54.52
FSPG  First Home Bancorp of NJ(8)                1.74    1.70   13.31   13.11   193.90
FFSL  First Independence Corp. of KS             0.76    0.76   11.91   11.91   119.15
FISB  First Indiana Corp. of IN                  1.68    1.36   14.50   14.33   152.83
FKFS  First Keystone Fin. Corp of PA             1.09    1.00   10.26   10.26   154.76
FLKY  First Lancaster Bncshrs of KY              0.53    0.53   14.62   14.62    49.62

 RP FINANCIAL, LC.
 -----------------------------------------
 Financial Services Industry Consultants
 1700 North Moore Street, Suite 2210
 Arlington, Virginia  22209

                      (703) 528-1700 Exhibit 1A (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of February 13, 1998

                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                             52 Week (1)              % Change From
                                                      Shares    Market      ---------------         -----------------------
                                             Price/    Out-     Capital-                      Last     Last  52 Wks  Dec 31,
Financial Institution                       Share(1) standing  ization(9)     High     Low    Week     Week  Ago(2)  1997(2)
---------------------                       ----------------------------   ------------------------------------------------
                                               ($)     (000)    ($Mil)        ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
FLFC  First Liberty Fin. Corp. of GA          30.50    7,730     235.8       34.25   19.25   31.38   -2.80   64.86    -4.69
CASH  First Midwest Fin., Inc. of OH          22.63    2,692      60.9       23.00   15.00   23.00   -1.61   29.31     0.58
FMBD  First Mutual Bancorp Inc of IL          20.00    3,507      70.1       25.00   13.75   20.88   -4.21   27.96   -20.00
FMSB  First Mutual SB of Bellevue WA*         17.81    4,125      73.5       20.17   10.61   18.75   -5.01   50.68    -3.73
FNGB  First Northern Cap. Corp of WI          13.00    8,846     115.0       14.00    8.38   13.13   -0.99   56.44    -7.14
FFPB  First Palm Beach Bancorp of FL          37.50    5,055     189.6       44.94   23.88   38.63   -2.93   55.41   -13.05
FSLA  First SB SLA MHC of NJ (47.5)(8)        42.38    8,007     144.3       54.50   18.41   41.50    2.12   98.41   -22.24
FWWB  First Savings Bancorp of WA             25.00   10,247     256.2       28.56   18.75   24.81    0.77   23.46    -9.09
FSFF  First SecurityFed Fin of IL             15.25    6,408      97.7       16.63   14.50   14.94    2.07   52.50    -3.17
SHEN  First Shenango Bancorp of PA(8)         42.88    2,069      88.7       43.25   21.75   38.50   11.38   66.52    15.89
SOPN  First Svgs Bancorp of NC                24.75    3,700      91.6       26.00   19.25   25.00   -1.00   28.57    -2.94
FBNW  FirstBank Corp of Clarkston WA          19.38    1,984      38.4       20.25   15.50   19.75   -1.87   93.80     2.65
FFDB  FirstFed Bancorp, Inc. of AL            23.00    1,151      26.5       23.50   13.63   23.00    0.00   68.75     6.33
FSPT  FirstSpartan Fin. Corp. of SC           43.00    4,430     190.5       43.38   35.00   41.50    3.61  115.00     6.83
FLAG  Flag Financial Corp of GA               21.00    2,037      42.8       21.50   11.75   20.00    5.00   66.27    -2.33
FLGS  Flagstar Bancorp, Inc of MI             21.88   13,670     299.1       21.88   13.00   20.00    9.40    N.A.    10.51
FFIC  Flushing Fin. Corp. of NY*              24.00    7,865     188.8       24.25   17.88   23.00    4.35   29.73     0.50
FBHC  Fort Bend Holding Corp. of TX           21.50    1,668      35.9       24.00   11.50   20.75    3.61   95.45    -1.15
FTSB  Fort Thomas Fin. Corp. of KY            14.88    1,474      21.9       15.50    9.25   14.25    4.42   15.53    -3.25
FKKY  Frankfort First Bancorp of KY           16.13    1,619      26.1       24.50   15.75   16.63   -3.01  -20.35    -8.51
FTNB  Fulton Bancorp, Inc. of MO              21.75    1,719      37.4       26.50   16.13   22.50   -3.33   33.85    -1.72
GFSB  GFS Bancorp of Grinnell IA(8)           17.50      996      17.4       17.63   10.25   17.38    0.69   66.67     2.58
GUPB  GFSB Bancorp, Inc of Gallup NM          20.88      801      16.7       22.25   15.75   20.25    3.11   32.57    -1.18
GSLA  GS Financial Corp. of LA                19.75    3,439      67.9       21.00   13.38   20.00   -1.25   97.50    -5.95
GOSB  GSB Financial Corp. of NY*              15.75    2,248      35.4       18.94   14.25   16.00   -1.56   57.50   -12.79
GBCI  Glacier Bancorp of MT                   27.75    6,816     189.1       27.75   15.33   26.25    5.71   69.93    11.00
GFCO  Glenway Financial Corp. of OH           20.50    2,281      46.8       21.00   10.00   19.00    7.89   86.36     9.33
GTPS  Great American Bancorp of IL            21.50    1,672      35.9       21.50   15.50   19.88    8.15   34.88    13.16
PEDE  Great Pee Dee Bancorp of SC             15.50    2,182      33.8       16.13   14.75   15.13    2.45   55.00    -3.91
GSBC  Great Southern Bancorp of MO            25.00    8,080     202.0       25.88   16.00   25.00    0.00   40.85     2.04
GDVS  Greater DV SB,MHC of PA (19.9)          31.00    3,273      20.2       32.50   10.75   30.00    3.33  184.93     0.00
GSFC  Green Street Fin. Corp. of NC           18.00    4,298      77.4       20.75   16.63   18.25   -1.37    5.88    -1.37
GFED  Guaranty Fed Bancshares of MO           13.06    6,222      81.3       14.44    6.09   12.94    0.93  114.45     1.40
HCBB  HCB Bancshares of Camden AR             14.69    2,645      38.9       15.25   12.63   14.75   -0.41   46.90     1.31
HEMT  HF Bancorp of Hemet CA                  16.75    6,293     105.4       18.25   12.25   17.00   -1.47   30.05    -4.29
HFFC  HF Financial Corp. of SD                29.75    2,977      88.6       29.75   17.50   29.75    0.00   60.81    12.26
HFNC  HFNC Financial Corp. of NC              14.00   17,193     240.7       22.06   13.25   13.25    5.66  -29.58    -3.45
HMNF  HMN Financial, Inc. of MN               26.75    4,144     110.9       32.50   19.00   27.75   -3.60   25.88   -17.69
HALL  Hallmark Capital Corp. of WI            15.25    2,886      44.0       18.00    8.75   15.63   -2.43   74.29   -10.29
HARB  Harbor FL Bncp MHC of FL (46.1(8)       70.00    4,979     162.1       72.00   35.00   68.00    2.94   97.18     5.66
HRBF  Harbor Federal Bancorp of MD            23.75    1,693      40.2       25.25   15.50   23.75    0.00   31.00    -5.94
HFSA  Hardin Bancorp of Hardin MO             18.19      824      15.0       18.63   13.50   18.38   -1.03   32.29    -0.33
HARL  Harleysville SB of PA                   30.00    1,666      50.0       30.25   20.00   29.38    2.11   44.23     9.09
HFGI  Harrington Fin. Group of IN             12.06    3,246      39.1       13.75   10.13   12.00    0.50   17.66    -7.23
HARS  Harris Fin. MHC of PA (24.3)            18.00   33,779     147.0       20.88    6.04   18.13   -0.72  148.28    -9.46
HFFB  Harrodsburg 1st Fin Bcrp of KY          16.50    1,986      32.8       18.00   14.75   16.88   -2.25    0.00    -1.49
HHFC  Harvest Home Fin. Corp. of OH           14.50      915      13.3       15.75    9.75   14.88   -2.55   46.76    -7.94
HAVN  Haven Bancorp of Woodhaven NY           21.25    8,785     186.7       22.94   15.22   20.63    3.01   35.96    -5.56
HTHR  Hawthorne Fin. Corp. of CA              20.13    3,088      62.2       24.00    9.25   20.50   -1.80   96.39     0.00
HMLK  Hemlock Fed. Fin. Corp. of IL           18.75    2,076      38.9       18.75   12.50   18.31    2.40   87.50     9.46
HFWA  Heritage Financial Corp of WA           14.75    9,749     143.8       14.81   13.00   13.75    7.27   47.50    47.50
HCBC  High Country Bancorp of CO              14.88    1,323      19.7       15.50   14.44   14.63    1.71   48.80    -4.00
HBNK  Highland Bancorp of CA                  35.50    2,318      82.3       36.25   20.50   36.25   -2.07   60.92     8.40
HIFS  Hingham Inst. for Sav. of MA*           30.50    1,304      39.8       30.75   18.00   30.00    1.67   62.67     6.09
HBEI  Home Bancorp of Elgin IL                18.88    6,856     129.4       19.31   14.13   18.75    0.69   25.87     5.59

                          [RESTUBBED FROM TABLE ABOVE]

                                                   Current Per Share Financials
                                               ----------------------------------------
                                                                        Tangible
                                               Trailing  12 Mo.   Book    Book
                                                12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                           EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                          -------- ------- ------- ------- -------
                                                   ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
FLFC  First Liberty Fin. Corp. of GA             1.15    1.24   12.15   10.97   164.18
CASH  First Midwest Fin., Inc. of OH             1.37    1.28   16.39   14.62   151.41
FMBD  First Mutual Bancorp Inc of IL             0.28    0.23   15.45   11.85   111.62
FMSB  First Mutual SB of Bellevue WA*            1.06    1.04    7.43    7.43   109.36
FNGB  First Northern Cap. Corp of WI             0.68    0.65    8.34    8.34    75.48
FFPB  First Palm Beach Bancorp of FL             1.85    1.55   22.36   21.84   357.75
FSLA  First SB SLA MHC of NJ (47.5)(8)           1.14    1.19   12.39   11.26   130.45
FWWB  First Savings Bancorp of WA                1.24    1.16   14.67   13.55   107.21
FSFF  First SecurityFed Fin of IL                0.61    0.61   12.80   12.80    47.35
SHEN  First Shenango Bancorp of PA(8)            2.26    2.25   22.55   22.55   194.02
SOPN  First Svgs Bancorp of NC                   1.35    1.35   18.51   18.51    81.30
FBNW  FirstBank Corp of Clarkston WA             0.33    0.15   14.73   14.73    89.65
FFDB  FirstFed Bancorp, Inc. of AL               1.59    1.55   14.77   13.51   153.31
FSPT  FirstSpartan Fin. Corp. of SC              1.33    1.33   29.52   29.52   111.81
FLAG  Flag Financial Corp of GA                  1.01    0.84   10.66   10.66   117.07
FLGS  Flagstar Bancorp, Inc of MI                1.66    0.83    8.89    8.54   148.74
FFIC  Flushing Fin. Corp. of NY*                 1.08    1.09   17.35   16.67   138.39
FBHC  Fort Bend Holding Corp. of TX              1.41    1.04   12.29   11.52   181.49
FTSB  Fort Thomas Fin. Corp. of KY               0.80    0.80   10.72   10.72    67.76
FKKY  Frankfort First Bancorp of KY              0.14    0.59   13.92   13.92    82.03
FTNB  Fulton Bancorp, Inc. of MO                 0.73    0.63   14.88   14.88    60.33
GFSB  GFS Bancorp of Grinnell IA(8)              1.18    1.12   11.23   11.23    94.93
GUPB  GFSB Bancorp, Inc of Gallup NM             0.97    0.97   17.60   17.60   137.28
GSLA  GS Financial Corp. of LA                   0.41    0.41   16.44   16.44    38.11
GOSB  GSB Financial Corp. of NY*                 0.27    0.28   14.52   14.52    52.07
GBCI  Glacier Bancorp of MT                      1.22    1.25    8.41    8.21    84.21
GFCO  Glenway Financial Corp. of OH              1.05    1.05   12.41   12.28   133.55
GTPS  Great American Bancorp of IL               0.52    0.52   16.92   16.92    84.91
PEDE  Great Pee Dee Bancorp of SC                0.56    0.56   13.51   13.51    35.68
GSBC  Great Southern Bancorp of MO               1.57    1.48    7.79    7.79    90.04
GDVS  Greater DV SB,MHC of PA (19.9)             0.62    0.62    8.91    8.91    79.58
GSFC  Green Street Fin. Corp. of NC              0.66    0.66   14.73   14.73    41.81
GFED  Guaranty Fed Bancshares of MO              0.49    0.49   10.70   10.70    40.00
HCBB  HCB Bancshares of Camden AR                0.18    0.18   14.43   13.91    75.59
HEMT  HF Bancorp of Hemet CA                     0.06    0.35   13.29   11.18   168.96
HFFC  HF Financial Corp. of SD                   2.05    1.90   18.68   18.68   195.05
HFNC  HFNC Financial Corp. of NC                 0.63    0.48    9.66    9.66    52.97
HMNF  HMN Financial, Inc. of MN                  1.35    1.07   20.38   18.92   166.80
HALL  Hallmark Capital Corp. of WI               0.91    0.89   10.59   10.59   145.00
HARB  Harbor FL Bncp MHC of FL (46.1(8)          2.88    2.77   20.24   19.64   226.74
HRBF  Harbor Federal Bancorp of MD               0.96    0.92   17.23   17.23   137.96
HFSA  Hardin Bancorp of Hardin MO                0.99    0.90   15.89   15.89   140.09
HARL  Harleysville SB of PA                      2.06    2.07   14.23   14.23   208.81
HFGI  Harrington Fin. Group of IN                0.30    0.32    7.50    7.50   167.80
HARS  Harris Fin. MHC of PA (24.3)               0.52    0.46    5.12    4.53    62.47
HFFB  Harrodsburg 1st Fin Bcrp of KY             0.74    0.74   14.99   14.99    55.21
HHFC  Harvest Home Fin. Corp. of OH              0.78    0.68   11.30   11.30   102.55
HAVN  Haven Bancorp of Woodhaven NY              1.26    1.27   12.85   12.81   224.80
HTHR  Hawthorne Fin. Corp. of CA                 2.96    2.28   14.01   14.01   288.59
HMLK  Hemlock Fed. Fin. Corp. of IL              0.45    0.77   14.66   14.66    85.11
HFWA  Heritage Financial Corp of WA              0.49    0.49    9.34    9.34    31.95
HCBC  High Country Bancorp of CO                 0.38    0.38   12.86   12.86    66.07
HBNK  Highland Bancorp of CA                     2.64    2.03   17.91   17.91   237.12
HIFS  Hingham Inst. for Sav. of MA*              2.04    2.04   16.39   16.39   170.69
HBEI  Home Bancorp of Elgin IL                   0.41    0.41   13.89   13.89    51.43

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                             Exhibit 1A (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of February 13, 1998


                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                             52 Week (1)              % Change From
                                                      Shares    Market      ---------------         -----------------------
                                             Price/    Out-     Capital-                      Last     Last  52 Wks  Dec 31,
Financial Institution                       Share(1) standing  ization(9)     High     Low    Week     Week  Ago(2)  1997(2)
---------------------                       ----------------------------   ------------------------------------------------
                                               ($)     (000)    ($Mil)        ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
HBFW  Home Bancorp of Fort Wayne IN           30.75    2,385      73.3       31.50   19.25   30.00    2.50   59.74     4.24
HBBI  Home Building Bancorp of IN             22.00      312       6.9       23.75   19.50   22.00    0.00   12.82     3.53
HCFC  Home City Fin. Corp. of OH              18.63      905      16.9       19.25   12.75   18.63    0.00   38.62     0.70
HOMF  Home Fed Bancorp of Seymour IN          30.25    5,112     154.6       31.25   16.67   30.75   -1.63   67.31    16.35
HWEN  Home Financial Bancorp of IN             8.75      929       8.1        9.75    7.00    8.75    0.00   21.70    -5.41
HPBC  Home Port Bancorp, Inc. of MA*          24.00    1,842      44.2       25.00   16.50   23.63    1.57   45.45     3.76
HMCI  HomeCorp, Inc. of Rockford IL(8)        27.50    1,709      47.0       29.25   13.17   25.75    6.80   94.07    -5.98
HFBC  HopFed Bancorp of KY(8)                 16.00    4,034      64.5       16.81   16.00   16.81   -4.82   60.00    60.00
HZFS  Horizon Fin'l. Services of IA           14.00      853      11.9       14.00    8.50   13.00    7.69   57.66    16.67
HRZB  Horizon Financial Corp. of WA*          18.00    7,454     134.2       18.50   11.96   18.00    0.00   34.63     1.41
IBSF  IBS Financial Corp. of NJ               17.06   10,944     186.7       18.75   14.24   16.00    6.62   18.89    -3.56
ITLA  ITLA Capital Corp of CA*                19.75    7,871     155.5       21.25   14.00   19.00    3.95   23.44     2.60
IFSB  Independence FSB of DC                  16.13    1,281      20.7       19.00    7.50   16.00    0.81   79.22    -5.12
INCB  Indiana Comm. Bank, SB of IN(8)         20.50      922      18.9       20.50   15.00   20.50    0.00   22.39     0.00
INBI  Industrial Bancorp of OH                18.38    5,103      93.8       18.56   12.00   18.25    0.71   44.16     3.55
IWBK  Interwest Bancorp of WA                 39.72    8,037     319.2       43.25   27.63   40.00   -0.70   11.89     5.22
IPSW  Ipswich SB of Ipswich MA*               14.50    2,385      34.6       16.50    6.88   14.25    1.75  101.67   -12.12
JXVL  Jacksonville Bancorp of TX              21.25    2,444      51.9       23.25   13.25   20.00    6.25   45.25    -8.60
JXSB  Jcksnville SB,MHC of IL (45.6)          21.00    1,908      12.2       21.00   10.67   20.00    5.00   93.91     5.00
JSBA  Jefferson Svgs Bancorp of MO            24.75   10,013     247.8       24.75   13.75   23.50    5.32   65.00    20.73
JOAC  Joachim Bancorp, Inc. of MO(8)          16.38      722      11.8       16.50   14.00   16.38    0.00   17.00     2.37
KSAV  KS Bancorp of Kenly NC                  24.00      885      21.2       25.50   14.81   24.00    0.00   62.05    -3.03
KSBK  KSB Bancorp of Kingfield ME*            19.00    1,239      23.5       22.50    8.77   20.25   -6.17  116.65   -15.56
KFBI  Klamath First Bancorp of OR             23.00   10,019     230.4       24.25   15.25   22.25    3.37   48.96     6.98
LSBI  LSB Fin. Corp. of Lafayette IN          28.25      916      25.9       28.50   18.57   28.38   -0.46   50.19    -0.88
LVSB  Lakeview Financial of NJ                25.50    4,164     106.2       26.00   13.63   25.00    2.00   75.86     0.00
LARK  Landmark Bancshares, Inc of KS          22.00    1,689      37.2       27.25   18.50   23.25   -5.38   17.33   -11.58
LARL  Laurel Capital Group of PA              21.88    2,175      47.6       23.50   12.83   21.75    0.60   72.69     0.97
LSBX  Lawrence Savings Bank of MA*            16.38    4,288      70.2       16.63    9.13   15.94    2.76   69.92     0.00
LFED  Leeds FSB, MHC of MD (36.3)             21.00    5,182      39.5       23.50   11.83   22.00   -4.55   68.00    -3.45
LXMO  Lexington B&L Fin. Corp. of MO          16.81    1,059      17.8       17.88   13.63   16.50    1.88   23.33    -5.30
LIFB  Life Bancorp of Norfolk VA(8)           35.88    9,848     353.3       36.63   16.75   35.00    2.51   85.14    -2.05
LFCO  Life Financial Corp of CA               15.13    6,546      99.0       21.88   10.75   12.50   21.04    N.A.    19.79
LFBI  Little Falls Bancorp of NJ              19.25    2,608      50.2       20.50   12.75   19.13    0.63   40.00    -6.10
LOGN  Logansport Fin. Corp. of IN             16.00    1,261      20.2       18.00   12.31   16.00    0.00   29.98   -11.11
LONF  London Financial Corp. of OH            15.50      510       7.9       21.00   14.00   15.50    0.00    3.33    -7.46
LISB  Long Island Bancorp, Inc of NY          50.00   24,029   1,201.5       51.38   33.00   50.25   -0.50   29.03     0.75
MAFB  MAF Bancorp, Inc. of IL                 38.06   15,013     571.4       38.06   24.83   35.75    6.46   52.24     7.57
MBLF  MBLA Financial Corp. of MO              28.50    1,270      36.2       30.63   20.00   28.25    0.88   39.02    -6.56
MECH  MECH Financial Inc of CT*               26.25    5,293     138.9       28.00   16.75   25.25    3.96   54.41     0.73
MFBC  MFB Corp. of Mishawaka IN               27.00    1,627      43.9       30.38   18.00   28.50   -5.26   52.11   -11.13
MLBC  ML Bancorp of Villanova PA(8)           30.63   11,866     363.5       30.75   15.00   30.50    0.43   75.03     2.10
MSBF  MSB Financial, Inc of MI                17.00    1,237      21.0       19.50   10.38   18.25   -6.85   63.78   -10.53
MARN  Marion Capital Holdings of IN           26.06    1,782      46.4       28.13   20.50   26.00    0.23   21.21    -3.94
MRKF  Market Fin. Corp. of OH                 16.75    1,336      22.4       17.00   12.25   16.63    0.72   67.50     7.17
MFSL  Maryland Fed. Bancorp of MD             30.25    6,476     195.9       35.00   17.19   30.00    0.83   58.71   -13.57
MASB  MassBank Corp. of Reading MA*           47.25    3,571     168.7       48.25   29.91   46.38    1.88   54.61    -0.80
MFLR  Mayflower Co-Op. Bank of MA*            24.94      890      22.2       26.75   15.75   24.75    0.77   54.62    -6.77
MDBK  Medford Bancorp, Inc. of MA*            41.50    4,541     188.5       42.00   24.50   40.00    3.75   46.90     5.73
MERI  Meritrust FSB of Thibodaux LA(8)        70.00      774      54.2       70.00   34.00   70.00    0.00   97.18     1.45
MWBX  MetroWest Bank of MA*                    8.00   14,108     112.9        9.50    4.63    8.00    0.00   63.93   -11.11
METF  Metropolitan Fin. Corp. of OH           18.63    7,051     131.4       18.88    5.38   18.75   -0.64  246.28    20.19
MCBS  Mid Continent Bancshares of KS(8)       43.38    1,998      86.7       47.75   25.00   44.00   -1.41   64.44    -9.15
MIFC  Mid Iowa Financial Corp. of IA          12.38    1,710      21.2       12.38    7.31   11.75    5.36   62.25     7.65
MCBN  Mid-Coast Bancorp of ME                 35.00      237       8.3       37.00   18.50   32.25    8.53   84.21    16.67

                          [RESTUBBED FROM TABLE ABOVE]

                                                  Current Per Share Financials
                                              ----------------------------------------
                                                                       Tangible
                                              Trailing  12 Mo.   Book    Book
                                               12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                          EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                         -------- ------- ------- ------- -------
                                                  ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
HBFW  Home Bancorp of Fort Wayne IN             1.22    1.21   17.84   17.84   146.77
HBBI  Home Building Bancorp of IN               1.05    1.01   19.13   19.13   135.99
HCFC  Home City Fin. Corp. of OH                0.92    0.93   15.19   15.19    77.47
HOMF  Home Fed Bancorp of Seymour IN            1.74    1.58   11.75   11.41   135.78
HWEN  Home Financial Bancorp of IN              0.37    0.32    7.81    7.81    44.47
HPBC  Home Port Bancorp, Inc. of MA*            1.75    1.74   11.65   11.65   109.13
HMCI  HomeCorp, Inc. of Rockford IL(8)          0.91    0.71   13.20   13.20   194.19
HFBC  HopFed Bancorp of KY(8)                   0.58    0.58   13.26   13.26    58.70
HZFS  Horizon Fin'l. Services of IA             0.83    0.66   10.58   10.58   104.07
HRZB  Horizon Financial Corp. of WA*            1.09    1.08   11.38   11.38    71.47
IBSF  IBS Financial Corp. of NJ                 0.53    0.53   11.80   11.80    66.54
ITLA  ITLA Capital Corp of CA*                  1.52    1.52   12.28   12.23   114.54
IFSB  Independence FSB of DC                    1.09    0.45   14.23   12.67   196.38
INCB  Indiana Comm. Bank, SB of IN(8)           0.53    0.53   12.38   12.38   104.22
INBI  Industrial Bancorp of OH                  1.00    1.00   11.93   11.93    71.34
IWBK  Interwest Bancorp of WA                   2.55    2.22   16.60   16.32   246.65
IPSW  Ipswich SB of Ipswich MA*                 0.93    0.76    4.96    4.96    95.28
JXVL  Jacksonville Bancorp of TX                1.38    1.38   14.09   14.09    96.32
JXSB  Jcksnville SB,MHC of IL (45.6)            0.53    0.53    9.08    9.08    86.08
JSBA  Jefferson Svgs Bancorp of MO              0.97    0.94   11.34    8.89   125.61
JOAC  Joachim Bancorp, Inc. of MO(8)            0.39    0.39   13.67   13.67    48.58
KSAV  KS Bancorp of Kenly NC                    1.38    1.38   16.50   16.50   128.79
KSBK  KSB Bancorp of Kingfield ME*              1.22    1.22    8.89    8.45   120.79
KFBI  Klamath First Bancorp of OR               0.85    0.85   14.42   13.11    97.82
LSBI  LSB Fin. Corp. of Lafayette IN            1.61    1.42   18.88   18.88   218.63
LVSB  Lakeview Financial of NJ                  1.68    1.04   13.29   11.25   124.39
LARK  Landmark Bancshares, Inc of KS            1.46    1.32   19.49   19.49   138.33
LARL  Laurel Capital Group of PA                1.34    1.35   10.37   10.37    98.11
LSBX  Lawrence Savings Bank of MA*              1.89    1.87    8.77    8.77    83.92
LFED  Leeds FSB, MHC of MD (36.3)               0.64    0.64    9.16    9.16    55.08
LXMO  Lexington B&L Fin. Corp. of MO            0.70    0.70   14.78   14.78    55.51
LIFB  Life Bancorp of Norfolk VA(8)             1.35    1.25   16.17   15.73   150.93
LFCO  Life Financial Corp of CA                 1.38    1.38    7.56    7.56    44.93
LFBI  Little Falls Bancorp of NJ                0.66    0.60   14.53   13.40   124.40
LOGN  Logansport Fin. Corp. of IN               0.98    1.01   13.12   13.12    68.29
LONF  London Financial Corp. of OH              0.81    0.75   10.23   10.23    74.35
LISB  Long Island Bancorp, Inc of NY            2.11    1.74   23.19   22.98   252.72
MAFB  MAF Bancorp, Inc. of IL                   2.53    2.49   17.55   15.46   230.31
MBLF  MBLA Financial Corp. of MO                1.41    1.43   22.32   22.32   176.03
MECH  MECH Financial Inc of CT*                 2.64    2.63   16.33   16.33   156.95
MFBC  MFB Corp. of Mishawaka IN                 1.25    1.24   20.61   20.61   162.32
MLBC  ML Bancorp of Villanova PA(8)             1.20    0.86   13.51   12.61   195.16
MSBF  MSB Financial, Inc of MI                  0.91    0.84   10.56   10.56    62.61
MARN  Marion Capital Holdings of IN             1.58    1.58   22.37   21.89   107.66
MRKF  Market Fin. Corp. of OH                   0.43    0.43   15.13   15.13    42.54
MFSL  Maryland Fed. Bancorp of MD               1.14    1.61   15.39   15.22   181.44
MASB  MassBank Corp. of Reading MA*             2.85    2.63   29.06   28.65   259.14
MFLR  Mayflower Co-Op. Bank of MA*              1.46    1.38   13.98   13.75   144.98
MDBK  Medford Bancorp, Inc. of MA*              2.51    2.42   22.35   21.04   250.07
MERI  Meritrust FSB of Thibodaux LA(8)          3.51    3.51   25.66   25.66   302.07
MWBX  MetroWest Bank of MA*                     0.54    0.53    3.17    3.17    43.16
METF  Metropolitan Fin. Corp. of OH             0.82    0.77    5.20    4.78   131.18
MCBS  Mid Continent Bancshares of KS(8)         1.96    2.14   20.52   20.52   204.01
MIFC  Mid Iowa Financial Corp. of IA            0.89    0.98    7.41    7.40    79.15
MCBN  Mid-Coast Bancorp of ME                   1.92    1.80   22.03   22.03   264.27

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                             Exhibit 1A (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of February 13, 1998


                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                             52 Week (1)              % Change From
                                                      Shares    Market      ---------------         -----------------------
                                             Price/    Out-     Capital-                      Last     Last  52 Wks  Dec 31,
Financial Institution                       Share(1) standing  ization(9)     High     Low    Week     Week  Ago(2)  1997(2)
---------------------                       ----------------------------   ------------------------------------------------
                                               ($)     (000)    ($Mil)        ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
MWBI  Midwest Bancshares, Inc. of IA          16.88    1,021      17.2       19.50    8.92   17.63   -4.25   89.24    -7.51
MWFD  Midwest Fed. Fin. Corp of WI(8)         28.50    1,628      46.4       29.13   16.75   28.50    0.00   58.33     1.32
MFFC  Milton Fed. Fin. Corp. of OH            15.50    2,267      35.1       17.00   13.25   15.75   -1.59   10.71     0.78
MIVI  Miss. View Hold. Co. of MN              18.75      740      13.9       19.75   14.00   18.50    1.35   27.12     1.35
MBSP  Mitchell Bancorp, Inc. of NC            17.25      931      16.1       18.00   14.75   16.75    2.99   16.95     1.47
MBBC  Monterey Bay Bancorp of CA              19.88    3,230      64.2       20.50   15.50   19.00    4.63   16.94     1.95
MONT  Montgomery Fin. Corp. of IN             12.81    1,653      21.2       14.00   11.00   13.13   -2.44   28.10    -0.54
MSBK  Mutual SB, FSB of Bay City MI           13.00    4,282      55.7       14.63    6.50   13.25   -1.89   88.95     0.00
MYST  Mystic Financial of MA*                 16.56    2,711      44.9       16.56   14.44   15.06    9.96   65.60    65.60
NHTB  NH Thrift Bancshares of NH              19.50    2,075      40.5       22.75   11.75   20.25   -3.70   60.76    -4.88
NSLB  NS&L Bancorp, Inc of Neosho MO          17.63      712      12.6       19.50   15.50   17.69   -0.34   10.19    -6.62
NSSY  NSS Bancorp of CT*                      41.00    2,427      99.5       41.50   23.00   40.00    2.50   67.35     8.61
NMSB  Newmil Bancorp, Inc. of CT*             13.75    3,879      53.3       14.50    8.88   12.75    7.84   52.78     5.77
NASB  North American SB, FSB of MO            60.75    2,236     135.8       60.75   36.50   54.00   12.50   55.77    14.34
NBSI  North Bancshares of Chicago IL          17.88    1,430      25.6       18.83   11.58   17.88    0.00   53.21     0.00
FFFD  North Central Bancshares of IA          19.38    3,266      63.3       20.13   14.63   19.38    0.00   29.20    -2.52
NEIB  Northeast Indiana Bncrp of IN           21.38    1,763      37.7       22.75   13.25   22.75   -6.02   55.49    -3.39
NWEQ  Northwest Equity Corp. of WI            21.00      839      17.6       21.63   13.50   21.63   -2.91   58.49     1.20
NWSB  Northwest SB, MHC of PA (30.7)          14.38   46,798     206.4       16.38    7.13   13.00   10.62   91.73     1.77
NSSB  Norwich Financial Corp. of CT(8)*       31.06    5,543     172.2       33.00   18.50   31.25   -0.61   65.65    -5.88
NTMG  Nutmeg FS&LA of CT                      10.50      986      10.4       11.25    5.25   11.00   -4.55  100.00     0.00
OHSL  OHSL Financial Corp. of OH              30.50    1,241      37.9       30.50   21.75   29.00    5.17   40.23    12.96
OCFC  Ocean Fin. Corp. of NJ                  36.63    8,176     299.5       38.38   27.63   36.00    1.75   22.59    -1.66
OTFC  Oregon Trail Fin. Corp. of OR           17.88    4,333      77.5       18.38   15.63   18.00   -0.67   78.80     2.88
OFCP  Ottawa Financial Corp. of MI            29.88    5,313     158.8       34.00   16.71   31.00   -3.61   78.82   -12.12
PFFB  PFF Bancorp of Pomona CA                19.50   17,956     350.1       21.50   13.63   19.25    1.30   31.05    -1.91
PSFI  PS Financial of Chicago IL              14.25    2,167      30.9       22.38   12.88   14.06    1.35    5.56   -36.33
PVFC  PVF Capital Corp. of OH                 22.00    2,659      58.5       22.63   14.55   21.50    2.33   51.20     8.96
PALM  Palfed, Inc. of Aiken SC(8)             26.75    5,299     141.7       30.38   14.25   28.25   -5.31   75.41   -10.48
PBCI  Pamrapo Bancorp, Inc. of NJ             26.00    2,843      73.9       27.50   18.50   26.25   -0.95   35.06    -4.59
PFED  Park Bancorp of Chicago IL              18.63    2,333      43.5       19.75   14.25   19.06   -2.26   26.82     0.00
PVSA  Parkvale Financial Corp of PA           32.25    5,108     164.7       34.25   20.00   32.25    0.00   61.25    -5.84
PBHC  Pathfinder BC MHC of NY (46.1)*         20.75    2,875      18.3       21.33    6.50   21.33   -2.72  183.08     3.75
PEEK  Peekskill Fin. Corp. of NY              16.25    3,127      50.8       18.25   13.38   16.75   -2.99   10.17    -2.99
PFSB  PennFed Fin. Services of NJ             17.50    9,646     168.8       17.75   11.13   17.19    1.80   38.56     2.16
PWBC  PennFirst Bancorp of PA                 19.13    5,310     101.6       20.00   12.27   19.13    0.00   47.61    -0.62
PWBK  Pennwood Bancorp, Inc. of PA            21.00      570      12.0       21.00   13.75   20.25    3.70   46.04     6.33
PBKB  People's Bancshares of MA*              22.63    3,289      74.4       24.50   11.63   22.94   -1.35   82.79    -0.53
PFDC  Peoples Bancorp of Auburn IN            23.50    3,391      79.7       25.00   13.25   23.25    1.08   71.91     6.82
PBCT  Peoples Bank, MHC of CT (40.1)*         36.56   61,162     894.0       38.00   19.00   36.00    1.56   50.27    -3.79
TSBS  Peoples Bcrp, MHC of NJ (35.9)(8)*      43.25    9,046     140.4       45.25   15.75   42.88    0.86  166.15    -4.42
PFFC  Peoples Fin. Corp. of OH                16.75    1,417      23.7       19.00   12.75   17.06   -1.82    9.84    10.71
PHBK  Peoples Heritage Fin Grp of ME*         44.63   27,737   1,237.9       47.00   27.50   44.38    0.56   45.14    -2.98
PSFC  Peoples Sidney Fin. Corp of OH          18.38    1,785      32.8       18.63   12.56   18.25    0.71   83.80     2.80
PERM  Permanent Bancorp, Inc. of IN           28.50    2,103      59.9       32.63   20.75   29.00   -1.72   34.12    -8.45
PMFI  Perpetual Midwest Fin. of IA(8)         28.50    1,891      53.9       30.50   18.75   28.00    1.79   42.50    -2.56
PERT  Perpetual of SC, MHC (46.8)(8)          65.00    1,509      45.8       65.75   24.13   65.75   -1.14  162.63     7.21
PCBC  Perry Co. Fin. Corp. of MO              23.38      828      19.4       25.00   17.25   23.88   -2.09   29.89    -3.11
PHFC  Pittsburgh Home Fin Corp of PA          17.50    1,969      34.5       20.81   14.00   17.75   -1.41   19.62    -2.78
PFSL  Pocahnts Fed, MHC of AR (47.0)(8)       40.63    1,632      31.2       45.00   17.75   40.63    0.00  105.72    -8.70
PTRS  Potters Financial Corp of OH            19.13      965      18.5       22.25    9.50   18.75    2.03   90.16    -4.35
PKPS  Poughkeepsie Fin. Corp. of NY(8)        10.81   12,610     136.3       11.63    5.44   10.63    1.69   94.42    -7.05
PHSB  Ppls Home SB, MHC of PA (45.0)          18.75    2,760      23.3       19.75   13.63   18.13    3.42   87.50    -0.69
PRBC  Prestige Bancorp of PA                  18.88      915      17.3       20.00   14.50   19.50   -3.18   30.21    -5.60
PFNC  Progress Financial Corp. of PA          16.00    4,064      65.0       16.88    7.68   15.25    4.92  100.50    -3.03

                         [RESTUBBED FROM TABLE ABOVE]

                                                   Current Per Share Financials
                                               ----------------------------------------
                                                                        Tangible
                                               Trailing  12 Mo.   Book    Book
                                                12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                           EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                          -------- ------- ------- ------- -------
                                                   ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
MWBI  Midwest Bancshares, Inc. of IA             1.24    1.10   10.46   10.46   144.69
MWFD  Midwest Fed. Fin. Corp of WI(8)            1.39    1.37   11.21   10.81   127.18
MFFC  Milton Fed. Fin. Corp. of OH               0.56    0.54   11.43   11.43    96.53
MIVI  Miss. View Hold. Co. of MN                 1.00    0.98   16.31   16.31    92.63
MBSP  Mitchell Bancorp, Inc. of NC               0.56    0.56   15.56   15.56    38.78
MBBC  Monterey Bay Bancorp of CA                 0.58    0.53   14.59   13.53   126.83
MONT  Montgomery Fin. Corp. of IN                0.44    0.44   11.89   11.89    63.93
MSBK  Mutual SB, FSB of Bay City MI              0.12    0.01    9.91    9.91   150.57
MYST  Mystic Financial of MA*                    0.52    0.52   13.00   13.00    66.76
NHTB  NH Thrift Bancshares of NH                 0.99    0.78   12.04   10.34   153.90
NSLB  NS&L Bancorp, Inc of Neosho MO             0.64    0.61   16.61   16.49    84.01
NSSY  NSS Bancorp of CT*                         2.76    3.13   21.83   21.17   276.37
NMSB  Newmil Bancorp, Inc. of CT*                0.71    0.72    8.54    8.54    91.65
NASB  North American SB, FSB of MO               4.95    4.09   26.47   25.71   328.03
NBSI  North Bancshares of Chicago IL             0.44    0.42   11.60   11.60    86.00
FFFD  North Central Bancshares of IA             1.16    1.16   15.10   15.10    65.87
NEIB  Northeast Indiana Bncrp of IN              1.18    1.18   15.51   15.51   107.95
NWEQ  Northwest Equity Corp. of WI               1.22    1.17   13.77   13.77   118.66
NWSB  Northwest SB, MHC of PA (30.7)             0.41    0.41    4.33    4.08    44.89
NSSB  Norwich Financial Corp. of CT(8)*          1.43    1.15   15.16   13.92   126.02
NTMG  Nutmeg FS&LA of CT                         0.67    0.43    5.88    5.88   106.64
OHSL  OHSL Financial Corp. of OH                 1.62    1.55   20.98   20.98   192.51
OCFC  Ocean Fin. Corp. of NJ                     1.68    1.66   27.63   27.63   182.15
OTFC  Oregon Trail Fin. Corp. of OR              0.63    0.64   10.64   10.64    85.17
OFCP  Ottawa Financial Corp. of MI               1.42    1.35   14.37   11.69   166.73
PFFB  PFF Bancorp of Pomona CA                   0.79    0.75   14.95   14.80   154.04
PSFI  PS Financial of Chicago IL                 0.72    0.73   14.76   14.76    39.55
PVFC  PVF Capital Corp. of OH                    1.90    1.79   10.85   10.85   149.01
PALM  Palfed, Inc. of Aiken SC(8)                0.49    0.84   10.74   10.74   126.16
PBCI  Pamrapo Bancorp, Inc. of NJ                1.78    1.70   17.07   16.96   132.51
PFED  Park Bancorp of Chicago IL                 0.84    0.86   17.31   17.31    74.80
PVSA  Parkvale Financial Corp of PA              2.07    2.07   15.79   15.70   199.52
PBHC  Pathfinder BC MHC of NY (46.1)*            0.70    0.63    7.97    6.69    67.13
PEEK  Peekskill Fin. Corp. of NY                 0.67    0.67   15.13   15.13    57.96
PFSB  PennFed Fin. Services of NJ                1.11    1.10   10.64    9.12   152.97
PWBC  PennFirst Bancorp of PA                    0.95    0.95   12.96   11.53   154.87
PWBK  Pennwood Bancorp, Inc. of PA               0.83    0.91   15.33   15.33    83.59
PBKB  People's Bancshares of MA*                 1.44    0.74    8.94    8.58   218.14
PFDC  Peoples Bancorp of Auburn IN               1.26    1.26   13.25   13.25    86.79
PBCT  Peoples Bank, MHC of CT (40.1)*            1.44    0.93   11.40   11.39   126.41
TSBS  Peoples Bcrp, MHC of NJ (35.9)(8)*         0.87    0.61   11.97   10.77    70.63
PFFC  Peoples Fin. Corp. of OH                   0.56    0.55   10.97   10.97    58.20
PHBK  Peoples Heritage Fin Grp of ME*            2.65    2.62   17.13   12.87   244.99
PSFC  Peoples Sidney Fin. Corp of OH             0.64    0.64   14.72   14.72    59.52
PERM  Permanent Bancorp, Inc. of IN              1.25    1.24   19.96   19.72   199.63
PMFI  Perpetual Midwest Fin. of IA(8)            1.02    0.91   18.49   18.49   207.35
PERT  Perpetual of SC, MHC (46.8)(8)             1.27    1.40   20.28   20.28   170.31
PCBC  Perry Co. Fin. Corp. of MO                 1.07    1.07   19.75   19.75   102.69
PHFC  Pittsburgh Home Fin Corp of PA             1.07    0.92   12.52   12.37   152.19
PFSL  Pocahnts Fed, MHC of AR (47.0)(8)          1.46    1.44   14.86   14.86   234.94
PTRS  Potters Financial Corp of OH               1.20    1.18   11.20   11.20   127.17
PKPS  Poughkeepsie Fin. Corp. of NY(8)           0.19    0.24    5.76    5.76    69.43
PHSB  Ppls Home SB, MHC of PA (45.0)             0.56    0.54   10.22   10.22    74.79
PRBC  Prestige Bancorp of PA                     0.86    0.84   17.08   17.08   156.57
PFNC  Progress Financial Corp. of PA             0.88    0.70    5.73    5.11   107.47

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                             Exhibit 1A (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of February 13, 1998


                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                             52 Week (1)              % Change From
                                                      Shares    Market      ---------------         -----------------------
                                             Price/    Out-     Capital-                      Last     Last  52 Wks  Dec 31,
Financial Institution                       Share(1) standing  ization(9)     High     Low    Week     Week  Ago(2)  1997(2)
---------------------                       ----------------------------   ------------------------------------------------
                                               ($)     (000)    ($Mil)        ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
PSBK  Progressive Bank, Inc. of NY(8)*        36.25    3,832     138.9        39.25   23.00   36.50   -0.68   49.48    -5.23
PROV  Provident Fin. Holdings of CA           22.31    4,693     104.7        22.50   14.13   22.13    0.81   43.94     1.97
PULB  Pulaski SB, MHC of MO (29.8)(8)         43.00    2,095      26.8        43.00   16.75   42.50    1.18  156.72    37.03
PLSK  Pulaski SB, MHC of NJ (46.0)            20.00    2,108      19.0        24.50   11.50   18.88    5.93  100.00     3.90
PULS  Pulse Bancorp of S. River NJ            26.00    3,088      80.3        29.75   17.25   26.75   -2.80   50.72    -0.50
QCFB  QCF Bancorp of Virginia MN              27.25    1,382      37.7        29.75   18.50   27.25    0.00   41.56    -8.40
QCBC  Quaker City Bancorp of CA               20.50    4,673      95.8        24.56   14.40   19.75    3.80   44.37    -3.53
QCSB  Queens County Bancorp of NY*            38.00   15,108     574.1        40.50   23.22   38.50   -1.30   61.29    -6.17
RARB  Raritan Bancorp of Raritan NJ*          28.00    2,372      66.4        29.25   15.67   26.50    5.66   75.88     0.00
REDF  RedFed Bancorp of Redlands CA(8)        19.81    7,233     143.3        21.13   12.38   19.75    0.30   42.72    -0.35
RELY  Reliance Bancorp, Inc. of NY            34.00    9,634     327.6        36.88   21.38   33.56    1.31   59.03    -7.18
RELI  Reliance Bancshares Inc of WI           10.13    2,562      26.0        10.13    6.75    9.25    9.51   47.24     6.63
RIVR  River Valley Bancorp of IN              19.00    1,190      22.6        19.75   13.63   19.00    0.00   31.03     1.33
RVSB  Riverview Bancorp of WA                 17.00    6,133     104.3        18.00    6.18   16.38    3.79  156.41    -4.23
RSLN  Roslyn Bancorp, Inc. of NY*             22.75   43,642     992.9        24.50   15.63   22.31    1.97   42.19    -2.15
SCCB  S. Carolina Comm. Bnshrs of SC          22.00      699      15.4        25.25   17.50   22.50   -2.22   22.22    -2.22
SBFL  SB Fngr Lakes MHC of NY (33.1)          31.00    1,785      18.3        32.00   13.75   32.00   -3.13  125.45    -3.13
SFED  SFS Bancorp of Schenectady NY           23.14    1,208      28.0        27.25   16.00   24.00   -3.58   36.12   -13.91
SGVB  SGV Bancorp of W. Covina CA             16.25    2,345      38.1        19.38   11.38   16.25    0.00   36.78    -8.45
SHSB  SHS Bancorp, Inc. of PA                 17.25      820      14.1        18.00   14.75   16.62    3.79   72.50     2.99
SISB  SIS Bancorp, Inc. of MA*                38.50    6,948     267.5        40.25   23.38   37.50    2.67   40.61    -4.21
SWCB  Sandwich Bancorp of MA(8)*              49.94    1,942      97.0        50.50   27.25   50.00   -0.12   54.85    13.50
SFSL  Security First Corp. of OH              21.00    7,571     159.0        21.50   11.83   20.00    5.00   68.00     0.57
SKAN  Skaneateles Bancorp Inc of NY*          19.38    1,437      27.8        22.25   12.25   19.13    1.31   55.04   -12.43
SOBI  Sobieski Bancorp of S. Bend IN          22.25      761      16.9        24.25   13.75   20.50    8.54   60.30     9.18
SOSA  Somerset Savings Bank of MA(8)*          4.63   16,659      77.1         5.94    2.25    4.69   -1.28   76.05    -7.40
SSFC  South Street Fin. Corp. of NC(8)*       12.88    4,676      60.2        20.00   11.75   12.75    1.02  -12.68   -32.21
SCBS  Southern Commun. Bncshrs of AL          18.00    1,137      20.5        19.00   13.00   18.50   -2.70   38.46    -1.37
SMBC  Southern Missouri Bncrp of MO           21.25    1,612      34.3        21.25   15.50   19.75    7.59   30.77     3.66
SWBI  Southwest Bancshares of IL(8)           28.88    2,715      78.4        30.13   18.75   28.91   -0.10   48.10    -2.92
SVRN  Sovereign Bancorp, Inc. of PA           20.19   93,444   1,886.6        21.63   11.38   20.63   -2.13   64.28    -2.70
STFR  St. Francis Cap. Corp. of WI            43.38    5,251     227.8        50.75   26.75   42.50    2.07   63.70   -14.10
SPBC  St. Paul Bancorp, Inc. of IL            25.00   34,205     855.1        28.50   16.50   25.25   -0.99   52.25    -4.76
SFFC  StateFed Financial Corp. of IA          13.50    1,557      21.0        14.75    8.88   13.00    3.85   50.00    -8.47
SFIN  Statewide Fin. Corp. of NJ              22.75    4,591     104.4        24.13   14.75   23.63   -3.72   32.81    -5.21
STSA  Sterling Financial Corp. of WA          24.00    7,570     181.7        25.00   15.00   23.63    1.57   61.29    10.34
SFSB  SuburbFed Fin. Corp. of IL(8)           48.63    1,266      61.6        50.00   21.75   47.50    2.38  123.59    -2.74
ROSE  T R Financial Corp. of NY*              30.31   17,598     533.4        35.00   16.69   30.63   -1.04   75.10    -8.84
THRD  TF Financial Corp. of PA                25.50    3,187      81.3        30.00   16.63   26.00   -1.92   41.67   -15.00
TPNZ  Tappan Zee Fin., Inc. of NY             18.88    1,478      27.9        22.63   14.00   19.00   -0.63   25.87     0.69
TSBK  Timberland Bancorp of WA                16.00    6,613     105.8        16.19   14.50   15.94    0.38   60.00    60.00
TRIC  Tri-County Bancorp of WY                14.50    1,167      16.9        15.00    9.25   13.19    9.93   54.58    -3.33
TWIN  Twin City Bancorp, Inc. of TN           15.00    1,272      19.1        15.50   12.00   15.25   -1.64   21.65    -3.23
USAB  USABancshares, Inc of PA*               10.00      732       7.3        10.50    6.56    9.63    3.84   36.80     0.00
UCBC  Union Community Bancorp of IN           14.31    3,042      43.5        14.69   13.94   14.38   -0.49   43.10    -2.19
UFRM  United FSB of Rocky Mount NC(8)         18.13    3,169      57.5        21.00    8.13   19.25   -5.82  123.00    -7.64
UBMT  United Fin. Corp. of MT                 26.25    1,223      32.1        27.00   19.00   26.25    0.00   32.91     2.94
UTBI  United Tenn. Bancshares of TN           14.00    1,455      20.4        14.75   13.63   13.88    0.86   40.00    40.00
VABF  Va. Beach Fed. Fin. Corp of VA          17.75    4,979      88.4        18.75    9.75   17.69    0.34   77.50    -3.43
WHGB  WHG Bancshares of MD                    17.75    1,392      24.7        19.00   13.63   18.13   -2.10   26.79    -5.33
WSFS  WSFS Financial Corp. of DE*             20.00   12,460     249.2        21.75   10.63   19.63    1.88   67.50     0.00
WVFC  WVS Financial Corp. of PA               35.00    1,753      61.4        35.75   23.50   33.75    3.70   34.93    -0.71
WRNB  Warren Bancorp of Peabody MA*           22.13    3,806      84.2        24.13   15.00   21.63    2.31   40.51    -3.78
WSBI  Warwick Community Bncrp of NY*          16.00    6,414     102.6        17.38   15.38   15.88    0.76   60.00    -7.94
WFSL  Washington Federal, Inc. of WA          27.75   52,286   1,450.9        30.29   20.46   30.38   -8.66   17.68    -2.90

                          [RESTUBBED FROM TABLE ABOVE]

                                                  Current Per Share Financials
                                              ----------------------------------------
                                                                       Tangible
                                              Trailing  12 Mo.   Book    Book
                                               12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                          EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                         -------- ------- ------- ------- -------
                                                  ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
PSBK  Progressive Bank, Inc. of NY(8)*          2.25    2.20   20.48   18.57   230.56
PROV  Provident Fin. Holdings of CA             1.04    0.55   17.85   17.85   154.21
PULB  Pulaski SB, MHC of MO (29.8)(8)           1.03    0.90   11.39   11.39    85.64
PLSK  Pulaski SB, MHC of NJ (46.0)              0.53    0.53   10.29   10.29    86.21
PULS  Pulse Bancorp of S. River NJ              1.85    1.87   14.31   14.31   174.65
QCFB  QCF Bancorp of Virginia MN                1.81    1.81   18.83   18.83   114.47
QCBC  Quaker City Bancorp of CA                 1.27    1.22   15.73   15.73   182.36
QCSB  Queens County Bancorp of NY*              1.44    1.45   11.44   11.44   102.00
RARB  Raritan Bancorp of Raritan NJ*            1.63    1.61   12.65   12.45   171.70
REDF  RedFed Bancorp of Redlands CA(8)          1.27    1.27   11.13   11.09   133.74
RELY  Reliance Bancorp, Inc. of NY              1.88    1.97   19.92   13.56   232.83
RELI  Reliance Bancshares Inc of WI             0.19    0.20    8.71    8.71    17.39
RIVR  River Valley Bancorp of IN                0.91    0.76   14.80   14.59   116.35
RVSB  Riverview Bancorp of WA                   0.54    0.53    9.75    9.41    42.89
RSLN  Roslyn Bancorp, Inc. of NY*               0.73    0.93   14.04   13.97    79.61
SCCB  S. Carolina Comm. Bnshrs of SC            0.75    0.75   17.35   17.35    65.26
SBFL  SB Fngr Lakes MHC of NY (33.1)            0.44    0.51   11.92   11.92   127.71
SFED  SFS Bancorp of Schenectady NY             0.88    0.85   17.74   17.74   144.39
SGVB  SGV Bancorp of W. Covina CA               0.57    0.66   13.13   12.94   173.91
SHSB  SHS Bancorp, Inc. of PA                   0.72    0.72   14.39   14.39   107.88
SISB  SIS Bancorp, Inc. of MA*                  1.37    1.87   18.06   18.06   249.51
SWCB  Sandwich Bancorp of MA(8)*                2.50    2.44   21.63   20.88   267.09
SFSL  Security First Corp. of OH                1.19    1.19    8.38    8.26    89.54
SKAN  Skaneateles Bancorp Inc of NY*            1.16    1.12   12.30   11.97   178.22
SOBI  Sobieski Bancorp of S. Bend IN            0.66    0.60   16.36   16.36   110.75
SOSA  Somerset Savings Bank of MA(8)*           0.36    0.35    2.15    2.15    32.40
SSFC  South Street Fin. Corp. of NC(8)*         0.43    0.44    7.28    7.28    48.86
SCBS  Southern Commun. Bncshrs of AL            0.70    0.70   12.73   12.73    62.34
SMBC  Southern Missouri Bncrp of MO             0.94    0.90   16.36   16.36   101.30
SWBI  Southwest Bancshares of IL(8)             1.51    1.52   16.22   16.22   135.65
SVRN  Sovereign Bancorp, Inc. of PA             0.61    0.83    7.30    6.06   153.42
STFR  St. Francis Cap. Corp. of WI              2.23    2.21   24.48   21.65   316.25
SPBC  St. Paul Bancorp, Inc. of IL              1.39    1.39   11.96   11.93   132.98
SFFC  StateFed Financial Corp. of IA            0.69    0.69    9.86    9.86    56.22
SFIN  Statewide Fin. Corp. of NJ                1.19    1.19   14.34   14.31   153.15
STSA  Sterling Financial Corp. of WA            1.15    1.04   13.59   12.56   247.85
SFSB  SuburbFed Fin. Corp. of IL(8)             2.20    1.78   23.31   23.24   346.34
ROSE  T R Financial Corp. of NY*                1.97    1.76   13.69   13.69   218.38
THRD  TF Financial Corp. of PA                  1.53    1.30   15.72   13.12   187.34
TPNZ  Tappan Zee Fin., Inc. of NY               0.70    0.69   14.46   14.46    84.29
TSBK  Timberland Bancorp of WA                  0.75    0.75   12.38   12.38    40.65
TRIC  Tri-County Bancorp of WY                  0.77    0.79   11.85   11.85    77.12
TWIN  Twin City Bancorp, Inc. of TN             0.71    0.60   10.88   10.88    84.07
USAB  USABancshares, Inc of PA*                 0.32    0.28    7.40    7.29    87.80
UCBC  Union Community Bancorp of IN             0.58    0.58   13.40   13.40    36.73
UFRM  United FSB of Rocky Mount NC(8)           0.57    0.37    6.94    6.94    95.98
UBMT  United Fin. Corp. of MT                   1.22    1.21   20.24   20.24    84.29
UTBI  United Tenn. Bancshares of TN             0.66    0.66   12.95   12.95    52.89
VABF  Va. Beach Fed. Fin. Corp of VA            0.75    0.61    8.70    8.70   121.61
WHGB  WHG Bancshares of MD                      0.54    0.55   14.24   14.24    70.80
WSFS  WSFS Financial Corp. of DE*               1.32    1.30    6.96    6.92   121.61
WVFC  WVS Financial Corp. of PA                 2.13    2.15   17.76   17.76   166.58
WRNB  Warren Bancorp of Peabody MA*             1.91    1.70   10.52   10.52    97.48
WSBI  Warwick Community Bncrp of NY*            0.55    0.55   12.60   12.60    53.02
WFSL  Washington Federal, Inc. of WA            2.07    2.04   14.09   13.00   109.27

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                             Exhibit 1A (continued)
                      Weekly Thrift Market Line - Part One
                         Prices As Of February 13, 1998


                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                             52 Week (1)              % Change From
                                                      Shares    Market      ---------------         -----------------------
                                             Price/    Out-     Capital-                      Last     Last  52 Wks  Dec 31,
Financial Institution                       Share(1) standing  ization(9)     High     Low    Week     Week  Ago(2)  1997(2)
---------------------                       ----------------------------   ------------------------------------------------
                                               ($)     (000)    ($Mil)        ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
WAMU  Washington Mutual, Inc. of WA*          67.38  257,560  17,354.4       72.38   45.38   68.19   -1.19   21.67     5.59
WYNE  Wayne Bancorp, Inc. of NJ               23.50    2,014      47.3       27.50   16.00   24.50   -4.08   36.23   -12.15
WAYN  Wayne Svgs Bks MHC of OH (47.8          28.25    2,255      30.4       33.00   17.00   28.00    0.89   62.17    -2.59
WCFB  Wbstr Cty FSB MHC of IA (45.2)          20.00    2,100      19.0       22.00   13.75   20.00    0.00   45.45     0.00
WBST  Webster Financial Corp. of CT           63.81   13,653     871.2       66.88   35.13   63.75    0.09   55.63    -4.05
WEFC  Wells Fin. Corp. of Wells MN            18.50    1,959      36.2       19.00   14.00   18.25    1.37   30.93     3.47
WCBI  WestCo Bancorp, Inc. of IL              29.00    2,464      71.5       29.25   20.25   28.75    0.87   41.46     6.42
WSTR  WesterFed Fin. Corp. of MT              25.88    5,577     144.3       27.00   17.63   25.75    0.50   40.81     1.49
WOFC  Western Ohio Fin. Corp. of OH           26.50    2,356      62.4       29.25   21.00   27.00   -1.85   19.10    -1.41
WWFC  Westwood Fin. Corp. of NJ               28.50      645      18.4       28.75   17.00   28.00    1.79   65.22     0.88
WEHO  Westwood Hmstd Fin Corp of OH           14.94    2,843      42.5       18.13   12.50   15.00   -0.40   13.79   -12.12
FFWD  Wood Bancorp of OH                      24.00    2,651      63.6       27.00    8.40   24.00    0.00  174.91    27.66
YFCB  Yonkers Fin. Corp. of NY                18.44    3,021      55.7       22.00   13.25   18.44    0.00   33.53    -4.21
YFED  York Financial Corp. of PA              23.75    8,806     209.1       27.25   14.20   24.00   -1.04   57.28    -7.77

                          [RSTUBBED FROMT ABLE ABOVE]

                                                 Current Per Share Financials
                                             ----------------------------------------
                                                                      Tangible
                                             Trailing  12 Mo.   Book    Book
                                              12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                         EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                        -------- ------- ------- ------- -------
                                                 ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
WAMU  Washington Mutual, Inc. of WA*           1.28    2.38   20.15   18.77   376.88
WYNE  Wayne Bancorp, Inc. of NJ                1.07    1.07   16.49   16.49   132.71
WAYN  Wayne Svgs Bks MHC of OH (47.8           0.81    0.76   10.58   10.58   110.97
WCFB  Wbstr Cty FSB MHC of IA (45.2)           0.64    0.64   10.52   10.52    44.99
WBST  Webster Financial Corp. of CT            2.31    3.52   27.99   24.41   514.14
WEFC  Wells Fin. Corp. of Wells MN             1.13    1.10   15.13   15.13   102.83
WCBI  WestCo Bancorp, Inc. of IL               1.91    1.78   19.72   19.72   128.22
WSTR  WesterFed Fin. Corp. of MT               1.30    1.26   19.31   15.69   185.60
WOFC  Western Ohio Fin. Corp. of OH            0.61    0.71   23.39   21.83   168.69
WWFC  Westwood Fin. Corp. of NJ                1.16    1.25   16.20   14.56   173.18
WEHO  Westwood Hmstd Fin Corp of OH            0.31    0.49   10.60   10.60    47.22
FFWD  Wood Bancorp of OH                       0.89    0.80    8.04    8.04    62.82
YFCB  Yonkers Fin. Corp. of NY                 1.02    1.01   14.87   14.87   109.83
YFED  York Financial Corp. of PA               1.26    1.06   11.62   11.62   131.24

                                                                      Exhibit 1b

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                                   Exhibit 1B
                      Weekly Thrift Market Line - Part Two
                         Prices As Of February 13, 1998



                                                                  Key Financial Ratios                      Asset Quality Ratios
                                            ---------------------------------------------------------     ----------------------
                                                     Tang.     Reported Earnings        Core Earnings
                                            Equity/ Equity/ -----------------------    ---------------      NPAs   Resvs/  Resvs
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loan
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- ------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)       (%)     (%)     (%)
Market Averages. SAIF-Insured Thrifts(no MHCs)
----------------------------------------------

SAIF-Insured Thrifts(308)                    13.65    13.41    0.96    8.35    4.71       0.92    7.83     0.75  125.22    0.79
NYSE Traded Companies(10)                     7.57     7.32    1.15   16.24    6.23       0.82   12.52     1.10   90.92    1.31
AMEX Traded Companies(20)                    14.25    14.16    0.89    6.23    4.40       0.87    6.01     0.59  169.77    0.74
NASDAQ Listed OTC Companies(278)             13.77    13.53    0.96    8.29    4.69       0.92    7.84     0.75  122.96    0.78
California Companies(21)                      8.12     7.87    0.88   11.28    5.72       0.80   10.25     1.75   76.73    1.26
Florida Companies(5)                          8.61     8.22    1.20   14.62    4.90       0.79    9.39     0.55  100.20    0.62
Mid-Atlantic Companies(58)                   10.69    10.32    0.85    8.69    5.00       0.82    8.37     0.79   98.84    0.90
Mid-West Companies(147)                      14.60    14.41    0.97    7.66    4.51       0.92    7.24     0.62  137.42    0.68
New England Companies(9)                      7.64     7.34    0.59    8.50    4.71       0.62    8.78     0.57  165.37    1.00
North-West Companies(11)                     16.86    16.50    1.15    8.55    4.45       1.11    8.01     0.33  212.41    0.77
South-East Companies(44)                     17.70    17.56    1.10    7.77    4.36       1.06    7.32     0.95  111.19    0.80
South-West Companies(6)                      10.64    10.47    0.94   10.98    6.76       0.88   10.19     0.67   82.44    0.73
Western Companies (Excl CA)(7)               16.62    16.27    1.13    7.61    4.48       1.13    7.60     0.27  196.77    0.72
Thrift Strategy(254)                         14.83    14.62    0.99    7.73    4.69       0.95    7.39     0.71  124.98    0.73
Mortgage Banker Strategy(33)                  7.57     7.13    0.79   11.14    5.12       0.70   10.05     1.00  125.10    1.03
Real Estate Strategy(9)                       7.56     7.33    0.95   12.53    6.45       0.87   11.57     1.05  105.92    1.28
Diversified Strategy(8)                       8.91     8.73    1.35   16.12    5.25       1.08   13.40     0.58  159.49    1.02
Retail Banking Strategy(4)                    6.77     6.49   -0.17    0.79   -3.33      -0.31   -1.32     0.82  142.67    1.24
Companies Issuing Dividends(258)             13.56    13.31    0.98    8.39    4.86       0.93    7.89     0.68  126.59    0.75
Companies Without Dividends(50)              14.12    13.97    0.89    8.12    3.93       0.84    7.51     1.10  117.68    0.97
Equity/Assets <6%(26)                         5.01     4.67    0.69   13.98    5.75       0.60   12.30     1.28   90.95    0.98
Equity/Assets 6-12%(143)                      8.89     8.55    0.82    9.60    4.97       0.77    9.01     0.80  129.47    0.88
Equity/Assets >12%(139)                      19.26    19.13    1.13    6.36    4.32       1.09    6.09     0.62  126.66    0.68
Converted Last 3 Mths (no MHC)(9)            26.83    26.83    1.26    4.72    3.78       1.26    4.72     0.45  152.29    0.93
Actively Traded Companies(37)                 8.96     8.70    1.00   12.18    5.47       0.99   12.11     1.03  129.82    0.96
Market Value Below $20 Million(48)           15.42    15.36    0.88    6.15    4.65       0.83    5.78     0.73  120.61    0.69
Holding Company Structure(280)               13.87    13.64    0.96    8.11    4.63       0.92    7.67     0.75  122.16    0.78
Assets Over $1 Billion(59)                    7.83     7.23    0.87   11.78    5.15       0.80   10.90     0.79  111.12    0.95
Assets $500 Million-$1 Billion(48)            9.91     9.63    0.91    9.89    4.68       0.82    8.89     0.85  153.53    0.92
Assets $250-$500 Million(67)                 12.52    12.26    1.00    8.91    5.00       0.96    8.40     0.67  132.38    0.77
Assets less than $250 Million(134)           17.72    17.65    1.00    6.23    4.42       0.97    6.01     0.73  117.30    0.69
Goodwill Companies(123)                       9.69     9.07    0.88   10.16    5.02       0.82    9.38     0.81  112.88    0.82
Non-Goodwill Companies(185)                  16.14    16.14    1.02    7.21    4.52       0.98    6.86     0.71  133.30    0.76
Acquirors of FSLIC Cases(10)                  7.97     7.52    0.96   13.09    6.42       0.88   11.80     0.94   61.00    0.67

                               [RESTUBBED TABLE]


                                                             Pricing Ratios                      Dividend Data(6)
                                                 ----------------------------------------    ------------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core         Div./  dend     Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- --------      ------- ------- --------
                                                  (X)     (%)     (%)     (%)     (x)           ($)    (%)     (%)
Market Averages. SAIF-Insured Thrifts(no MHCs)
______________________________________________

SAIF-Insured Thrifts(308)                       19.88   158.57   19.97  164.30   20.77         0.36    1.55    29.93
NYSE Traded Companies(10)                       16.41   203.02   18.43  216.43   17.18         0.33    0.87    13.17
AMEX Traded Companies(20)                       19.44   136.82   19.14  138.08   20.51         0.34    1.84    35.76
NASDAQ Listed OTC Companies(278)                20.03   159.16   20.08  165.05   20.88         0.36    1.55    30.04
California Companies(21)                        17.78   161.29   12.66  170.21   18.38         0.17    0.53    11.05
Florida Companies(5)                            18.76   180.76   20.77  200.20   24.70         0.24    0.90    17.22
Mid-Atlantic Companies(58)                      19.73   162.97   16.48  172.73   20.64         0.38    1.58    30.68
Mid-West Companies(147)                         19.97   153.86   20.72  157.33   20.69         0.34    1.62    30.36
New England Companies(9)                        19.40   166.13   12.29  175.48   20.40         0.44    1.54    29.58
North-West Companies(11)                        21.73   165.49   25.37  171.41   22.42         0.27    1.07    21.06
South-East Companies(44)                        21.15   163.92   25.31  168.04   22.28         0.49    1.90    40.78
South-West Companies(6)                         14.68   140.84   14.24  147.58   15.84         0.33    1.43    25.67
Western Companies (Excl CA)(7)                  20.92   162.71   24.50  168.86   20.99         0.47    2.10    37.60
Thrift Strategy(254)                            20.35   150.77   20.84  155.15   20.90         0.36    1.63    31.95
Mortgage Banker Strategy(33)                    18.13   197.58   14.46  214.67   21.19         0.33    1.08    20.22
Real Estate Strategy(9)                         15.91   180.14   13.70  185.06   16.90         0.16    0.72    11.62
Diversified Strategy(8)                         18.71   246.92   24.59  252.33   20.54         0.55    1.55    30.93
Retail Banking Strategy(4)                      15.87   158.71   10.09  164.26   18.39         0.39    2.30    11.84
Companies Issuing Dividends(258)                19.92   161.40   20.00  167.69   20.92         0.43    1.85    35.78
Companies Without Dividends(50)                 19.64   142.88   19.82  145.52   19.75         0.00    0.00     0.00
Equity/Assets less than 6%(26)                  17.63   213.11   11.08  231.69   19.90         0.23    0.79    15.36
Equity/Assets 6-12%(143)                        18.82   175.99   15.35  184.44   19.87         0.38    1.47    26.70
Equity/Assets greater than 12%(139)             21.37   134.71   25.49  136.06   21.88         0.36    1.75    35.67
Converted Last 3 Mths (no MHC)(9)               24.98   125.66   33.07  125.66   24.98         0.06    0.42    11.53
Actively Traded Companies(37)                   18.64   211.81   17.84  222.78   19.00         0.49    1.50    27.36
Market Value Below $20 Million(48)              20.38   128.13   19.05  128.76   21.71         0.31    1.77    34.09
Holding Company Structure(280)                  20.15   157.41   20.18  162.98   20.90         0.37    1.57    30.69
Assets Over $1 Billion(59)                      19.02   199.21   15.68  218.51   20.29         0.41    1.20    23.05
Assets $500 Million-$1 Billion(48)              18.55   183.98   17.68  190.05   20.16         0.36    1.42    28.20
Assets $250-$500 Million(67)                    19.07   157.74   19.03  162.58   19.75         0.37    1.53    26.51
Assets less than $250 Million(134)              21.15   135.02   22.86  135.88   21.69         0.34    1.75    35.24
Goodwill Companies(123)                         19.15   178.52   16.58  193.52   20.22         0.40    1.46    25.82
Non-Goodwill Companies(185)                     20.39   146.26   22.10  146.26   21.14         0.34    1.61    32.57
Acquirors of FSLIC Cases(10)                    15.84   195.04   14.81  210.64   16.91         0.63    2.32    26.71


(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.


* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations.
        The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                             Exhibit 1B (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of February 13, 1998


                                                                  Key Financial Ratios                    Asset Quality Ratios
                                            ---------------------------------------------------------    ------------------------
                                                     Tang.
                                            Equity/ Equity/    Reported Earnings        Core Earnings       NPAs    Resvs/   Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------     ------ -------    -------   ------  ------
                                               (%)     (%)    (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

Market Averages. BIF-Insured Thrifts (no MHCs)
----------------------------------------------

BIF-Insured Thrifts(60)                      11.28    10.94    1.14   12.06    5.94       1.11   11.64       0.78  163.17    1.38
NYSE Traded Companies(4)                     15.91    14.34    1.23    8.83    4.46       1.13    8.37       1.55   42.00    0.98
AMEX Traded Companies(7)                     12.29    11.94    1.04   10.71    5.64       0.93    9.52       1.27   68.94    1.23
NASDAQ Listed OTC Companies(49)              10.73    10.51    1.15   12.52    6.12       1.12   12.19       0.65  184.48    1.43
California Companies(1)                      10.72    10.68    1.46   13.06    7.70       1.46   13.06       0.00    0.00    1.50
Mid-Atlantic Companies(20)                   13.66    13.15    0.90    7.99    4.03       0.87    7.69       0.88  116.25    1.19
New England Companies(33)                     9.46     9.19    1.29   14.90    7.28       1.23   14.05       0.76  157.33    1.58
North-West Companies(3)                       9.35     9.23    1.03   11.63    4.64       1.16   14.24       0.15  720.77    1.05
South-East Companies(3)                      18.39    18.14    1.26    8.96    5.55       1.24    8.87       0.37  350.21    0.57
Thrift Strategy(44)                          12.29    11.97    1.18   11.69    6.10       1.12   10.96       0.82  142.26    1.31
Mortgage Banker Strategy(7)                   8.79     8.43    0.93   12.01    5.20       0.95   11.90       0.44  302.59    1.26
Real Estate Strategy(4)                      10.76    10.73    1.73   16.25    8.16       1.62   15.19       0.83  132.18    1.59
Diversified Strategy(5)                       6.58     5.97    0.87   13.30    4.75       0.98   15.25       0.82  169.06    1.94
Companies Issuing Dividends(49)              10.36     9.96    1.06   11.44    5.41       1.03   11.01       0.76  168.21    1.34
Companies Without Dividends(11)              15.13    15.04    1.49   14.67    8.19       1.45   14.28       0.85  141.08    1.54
Equity/Assets <6%(4)                          5.09     4.95    0.90   16.51    5.32       0.85   15.67       0.97   97.92    1.54
Equity/Assets 6-12%(41)                       8.66     8.28    1.18   13.75    6.65       1.14   13.27       0.84  155.90    1.50
Equity/Assets >12%(15)                       20.21    19.94    1.13    6.12    4.23       1.10    6.03       0.52  204.55    1.00
Converted Last 3 Mths (no MHC)(3)            22.66    22.41    1.04    4.53    3.43       0.98    4.32       0.69  131.16    1.01
Actively Traded Companies(18)                 9.76     9.34    1.27   13.84    6.40       1.22   13.43       0.65  138.70    1.29
Market Value Below $20 Million(2)             9.09     9.03    2.33   27.01   16.98       2.22   25.69       1.11   89.24    1.62
Holding Company Structure(47)                12.22    11.96    1.18   11.87    6.03       1.14   11.47       0.70  162.22    1.38
Assets Over $1 Billion(17)                   10.86    10.10    1.04   10.70    4.78       1.06   11.12       0.83  151.42    1.39
Assets $500 Million-$1 Billion(16)            9.36     9.20    1.16   13.28    6.29       1.09   12.27       0.84  135.98    1.53
Assets $250-$500 Million(12)                 11.56    11.37    1.21   12.15    6.13       1.15   11.48       0.74  189.46    1.57
Assets less than $250 Million(15)            13.03    12.93    1.20   12.59    6.85       1.14   11.88       0.68  174.77    1.07
Goodwill Companies(33)                        9.29     8.66    0.99   11.50    5.54       0.96   11.13       0.86  135.86    1.37
Non-Goodwill Companies(27)                   13.59    13.59    1.33   12.71    6.42       1.28   12.24       0.69  194.57    1.38


                               [RESTUBBED TABLE]




                                                                Pricing Ratios                      Dividend Data(6)
                                                 ----------------------------------------      ------------------------
                                                                           Price/  Price/        Ind.   Divi-
                                                   Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
                                                  Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
Financial Institution                             ------- ------- ------- ------- --------     -------  ------  -----
---------------------                               (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
Market Averages. BIF-Insured Thrifts (no MHCs)
----------------------------------------------
BIF-Insured Thrifts(60)                           17.52   188.23   19.17  191.26   18.39         0.43    1.44   25.82
NYSE Traded Companies(4)                          23.43   197.10   26.68  203.43   23.14         0.76    1.37   26.63
AMEX Traded Companies(7)                          16.29   165.52   18.48  173.84   18.55         0.53    1.76   30.27
NASDAQ Listed OTC Companies(49)                   17.02   190.05   18.55  192.47   17.99         0.39    1.41   25.20
California Companies(1)                           12.99   160.83   17.24  161.49   12.99         0.00    0.00    0.00
Mid-Atlantic Companies(20)                        21.60   177.97   21.57  180.57   22.23         0.41    1.24   25.82
New England Companies(33)                         15.41   194.24   17.34  202.75   16.05         0.44    1.55   25.72
North-West Companies(3)                           16.66   244.09   19.78  198.94   20.70         0.60    1.76   29.62
South-East Companies(3)                           19.55   126.34   23.21  128.62   19.92         0.42    2.05   36.37
Thrift Strategy(44)                               17.42   175.64   19.70  177.74   18.09         0.43    1.50   26.67
Mortgage Banker Strategy(7)                       18.84   214.23   17.77  229.42   20.28         0.28    1.04   21.17
Real Estate Strategy(4)                           12.29   185.60   19.97  185.92   13.01         0.26    1.17   13.61
Diversified Strategy(5)                           19.38   256.34   16.43  265.21   20.18         0.65    1.57   30.83
Companies Issuing Dividends(49)                   17.96   195.62   18.62  199.56   19.17         0.53    1.79   32.28
Companies Without Dividends(11)                   15.15   157.20   21.47  158.07   13.27         0.00    0.00    0.00
Equity/Assets <6%(4)                              15.49   291.80   14.98  281.70   20.92         0.45    1.24   16.85
Equity/Assets 6-12%(41)                           16.57   196.70   16.89  204.24   17.21         0.47    1.54   26.72
Equity/Assets >12%(15)                            21.69   133.56   26.59  136.45   21.83         0.33    1.25   25.54
Converted Last 3 Mths (no MHC)(3)                 28.02   131.63   29.91  133.06   29.09         0.00    0.00    0.00
Actively Traded Companies(18)                     16.12   206.04   18.51  212.50   17.70         0.64    1.79   28.64
Market Value Below $20 Million(2)                  3.25   136.47   12.41  137.49    3.38         0.00    0.00    0.00
Holding Company Structure(47)                     17.03   181.36   19.92  184.10   18.01         0.40    1.41   24.83
Assets Over $1 Billion(17)                        20.70   215.30   20.99  220.43   21.11         0.63    1.57   31.51
Assets $500 Million-$1 Billion(16)                14.28   187.81   16.68  192.62   14.63         0.43    1.44   22.01
Assets $250-$500 Million(12)                      17.89   180.53   19.17  185.24   18.88         0.30    1.46   25.37
Assets less than $250 Million(15)                 15.91   163.68   19.05  165.77   17.12         0.30    1.29   22.81
Goodwill Companies(33)                            17.94   194.31   16.88  200.61   19.28         0.48    1.43   25.21
Non-Goodwill Companies(27)                        17.01   181.14   21.85  181.14   17.26         0.37    1.45   26.54



(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations.
        The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
_________________________________________
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                             Exhibit 1B (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of February 13, 1998

                                                             Key Financial Ratios                           Asset Quality Ratios
                                             ---------------------------------------------------------   ------------------------
                                                      Tang.    Reported Earnings        Core Earnings
                                              Equity/ Equity/---------------------     ---------------     NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------  ------   ------  ------  ------    -------  ------     ------  ------  ------
                                             (%)     (%)      (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(19)                     12.08    11.96    0.80    7.17    2.74       0.78    6.95       0.53  141.61    0.73
BIF-Insured Thrifts(3)                       10.45     9.49    1.11   11.46    3.66       0.85    8.57       0.68  153.86    1.13
NASDAQ Listed OTC Companies(22)              11.87    11.65    0.84    7.71    2.86       0.79    7.16       0.54  142.49    0.79
Florida Companies(3)                          9.77     9.75    0.74    7.34    3.00       0.65    6.47       0.41   71.26    0.45
Mid-Atlantic Companies(11)                   12.12    11.74    0.81    7.37    2.59       0.79    7.20       0.63  117.28    0.89
Mid-West Companies(6)                        13.08    13.06    0.88    7.17    3.12       0.87    6.97       0.41  219.37    0.56
New England Companies(1)                      9.02     9.01    1.16   13.70    3.94       0.75    8.85       0.68  153.86    1.57
Thrift Strategy(20)                          12.34    12.15    0.81    7.04    2.78       0.79    6.84       0.52  148.13    0.71
Mortgage Banker Strategy(1)                   8.20     7.25    0.92   11.11    2.89       0.81    9.83       0.65   63.38    0.96
Diversified Strategy(1)                       9.02     9.01    1.16   13.70    3.94       0.75    8.85       0.68  153.86    1.57
Companies Issuing Dividends(22)              11.87    11.65    0.84    7.71    2.86       0.79    7.16       0.54  142.49    0.79
Equity/Assets 6-12%(16)                       9.97     9.68    0.79    8.20    2.87       0.72    7.45       0.64   90.57    0.78
Equity/Assets >12%(6)                        17.57    17.57    0.99    6.25    2.82       0.99    6.28       0.28  272.29    0.81
Holding Company Structure(3)                 10.70     9.75    0.89    8.55    3.12       0.82    7.85       0.58   65.29    0.57
Assets Over $1 Billion(6)                     8.77     8.38    0.93   10.58    3.14       0.77    8.75       0.61   88.87    0.92
Assets $500 Million-$1 Billion(2)            11.34    11.34    0.80    7.04    3.12       0.73    6.45       0.41   90.57    0.62
Assets $250-$500 Million(6)                  11.55    11.54    0.87    7.74    2.95       0.85    7.55       0.59  153.82    0.56
Assets less than $250 Million(8)             13.90    13.63    0.78    6.15    2.60       0.78    6.12       0.47  186.71    0.88
Goodwill Companies(9)                         9.30     8.71    0.92   10.03    3.31       0.79    8.62       0.53  110.26    0.80
Non-Goodwill Companies(13)                   13.42    13.42    0.80    6.31    2.59       0.79    6.28       0.55  160.39    0.77
MHC Institutions(22)                         11.87    11.65    0.84    7.71    2.86       0.79    7.16       0.54  142.49    0.79


                               [RESTUBBED TABLE]


                                                    Pricing Ratios                      Dividend Data(6)
                                      -----------------------------------------     -----------------------
                                                                Price/  Price/        Ind.   Divi-
                                         Price/  Price/  Price/  Tang.   Core        Div./   dend    Payout
Financial Institution                  Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                  --------  ------ ------- ------ --------      ------  ------  --------
                                          (X)     (%)     (%)     (%)    (x)           ($)    (%)      (%)
Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(19)                 25.63  238.31   28.48  230.77   26.52         0.47    1.89   47.97
BIF-Insured Thrifts(3)                   27.52  290.53   29.92  315.57    0.00         0.48    1.50   39.96
NASDAQ Listed OTC Companies(22)          26.89  245.27   28.66  242.88   26.52         0.47    1.84   46.19
Florida Companies(3)                      0.00  235.93   22.76  236.74    0.00         0.90    2.71    0.00
Mid-Atlantic Companies(11)               29.64  248.18   30.10  243.31    0.00         0.30    1.42   44.33
Mid-West Companies(6)                    25.63  225.27   28.29  225.69   26.52         0.55    2.30   48.47
New England Companies(1)                 25.39  320.70   28.92  320.98    0.00         0.76    2.08   52.78
Thrift Strategy(20)                      27.64  239.89   28.63  236.88   26.52         0.47    1.87   45.80
Mortgage Banker Strategy(1)               0.00    0.00   28.81    0.00    0.00         0.22    1.22   42.31
Diversified Strategy(1)                  25.39  320.70   28.92  320.98    0.00         0.76    2.08   52.78
Companies Issuing Dividends(22)          26.89  245.27   28.66  242.88   26.52         0.47    1.84   46.19
Equity/Assets 6-12%(16)                  26.89  263.49   26.78  261.96   26.52         0.47    1.66   46.61
Equity/Assets >12%(6)                     0.00  195.20   34.29  195.20    0.00         0.48    2.38   42.86
Holding Company Structure(3)             29.64  263.68   28.18  288.59    0.00         0.41    1.56   27.14
Assets Over $1 Billion(6)                25.39  302.58   27.67  288.77    0.00         0.51    1.80   44.70
Assets $500 Million-$1 Billion(2)         0.00  216.91   24.60  216.91    0.00         0.90    2.63    0.00
Assets $250-$500 Million(6)              25.63  264.22   30.34  264.63   26.52         0.51    1.90   49.20
Assets less than $250 Million(8)         29.64  213.94   28.83  221.06    0.00         0.36    1.71   45.80
Goodwill Companies(9)                    26.89  276.16   26.74  275.51   26.52         0.45    1.62   40.32
Non-Goodwill Companies(13)                0.00  229.83   29.81  229.83    0.00         0.48    1.97   53.53
MHC Institutions(22)                     26.89  245.27   28.66  242.88   26.52         0.47    1.84   46.19

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations.
        The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                             Exhibit 1B (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of February 13, 1998

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.     Reported Earnings        Core Earnings
                                            Equity/ Equity/ -----------------------   ----------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- -------  ------  ------   --------  ------    -------  ------  ------
                                              (%)     (%)     (%)     (%)     (%)       (%)      (%)        (%)     (%)      (%)
NYSE Traded Companies
---------------------
AHM   Ahmanson and Co. H.F. of CA             4.11     3.50    0.79   19.65    6.80       0.70   17.24       1.73   46.72    1.22
CSA   Coast Savings Financial of CA(8)        5.20     5.14    0.62   12.49    4.59       0.66   13.38       1.12   84.63    1.39
CFB   Commercial Federal Corp. of NE          6.38     5.75    0.97   15.98    6.16       0.95   15.67       0.84   80.01    0.90
DME   Dime Bancorp, Inc. of NY*               6.02     4.94    0.62   11.10    3.48       0.62   11.10       1.06   45.34    0.71
DSL   Downey Financial Corp. of CA            7.13     7.04    0.73    9.96    5.08       0.70    9.56       0.89   61.86    0.60
FED   FirstFed Fin. Corp. of CA               5.35     5.31    0.56   11.24    5.75       0.55   11.03       0.96  210.84    2.62
GSB   Golden State Bancorp of CA(8)           5.65     5.05    0.63   11.41    5.31       0.68   12.24       1.08   90.12    1.31
GDW   Golden West Fin. Corp. of CA            6.82     6.82    0.91   14.14    7.08       0.90   13.91       1.07   55.16    0.70
GPT   GreenPoint Fin. Corp. of NY*            9.69     5.19    1.09   10.41    4.74       1.06   10.17       2.90   28.75    1.22
JSB   JSB Financial, Inc. of NY*             23.22    23.22    1.93    8.61    5.89       1.71    7.65       1.07   35.16    0.61
NYB   New York Bancorp, Inc. of NY(8)         5.46     5.46    1.65   31.75    6.35       1.68   32.39       0.86   66.31    0.91
OCN   Ocwen Financial Corp. of FL            14.14    13.77    3.10   32.13    5.08       1.74   17.99        NA      NA      NA
SIB   Staten Island Bancorp of NY*           24.73    24.00    1.29    5.21    3.71       1.13    4.58       1.15   58.76    1.38
WES   Westcorp Inc. of Orange CA              9.09     9.06    0.99   10.58    7.68       0.21    2.26        NA      NA     1.81


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA         16.95    16.95    0.98    5.64    4.41       0.95    5.46       0.50  201.03    1.32
ANE   Alliance Bancorp of NE, of CT*          7.36     7.19    0.80   11.71    5.68       0.74   10.79        NA      NA     1.91
BKC   American Bank of Waterbury CT*          9.01     8.72    1.32   15.52    7.05       1.14   13.44       2.11   41.86    1.54
BFD   BostonFed Bancorp of MA                 8.37     8.06    0.76    8.43    6.06       0.67    7.50       0.18  371.41    0.82
CFX   CFX Corp of Keene NH(8)*                8.71     8.40    0.74    8.95    1.96       0.99   12.04       0.59  128.94    1.06
CNY   Carver Bancorp, Inc. of NY              8.48     8.16   -0.11   -1.33   -1.32       0.05    0.60       1.67   41.11    1.15
CBK   Citizens First Fin.Corp. of IL         13.88    13.88    0.70    4.87    4.00       0.47    3.27       0.69   44.35    0.36
EBI   Equality Bancorp, Inc. of MO            9.92     9.92    0.53    5.33    3.53       0.53    5.33        NA      NA      NA
ESX   Essex Bancorp of Norfolk VA(8)          0.02    -0.08    0.12     NM     3.33       0.10     NM        2.11   51.58    1.27
FCB   Falmouth Bancorp, Inc. of MA*          23.94    23.94    0.98    4.06    3.19       0.83    3.42        NA      NA     0.83
FAB   FirstFed America Bancorp of MA         11.17    11.17    0.17    1.58    0.98       0.53    4.99       0.35  263.67    1.19
GAF   GA Financial Corp. of PA               14.82    14.67    1.14    7.12    5.57       1.08    6.72       0.22   76.28    0.43
HBS   Haywood Bancshares, Inc. of NC*        14.19    13.69    1.34   11.63    7.09       1.34   11.63       0.67   71.19    0.64
KNK   Kankakee Bancorp, Inc. of IL           11.01    10.38    0.88    8.04    6.49       0.86    7.86       1.27   49.02    0.88
KYF   Kentucky First Bancorp of KY           17.03    17.03    1.14    6.80    5.60       1.12    6.71       0.13  348.65    0.77
MBB   MSB Bancorp of Middletown NY(8)*        8.23     3.81    0.17    2.28    1.41       0.18    2.42        NA      NA     0.63
NBN   Northeast Bancorp of ME*                6.96     6.15    0.76   10.64    5.19       0.59    8.33       1.03   93.77    1.22
PDB   Piedmont Bancorp, Inc. of NC           16.19    16.19    1.19    7.28    5.02       1.19    7.28       1.29   52.20    0.81
SSB   Scotland Bancorp, Inc. of NC           24.07    24.07    1.67    5.26    5.73       1.67    5.26        NA      NA     0.57
SZB   SouthFirst Bancshares of AL            14.23    14.23    0.53    3.75    2.98       0.48    3.44       0.74   40.17    0.39
SRN   Southern Banc Company of AL            17.01    16.83    0.14    0.79    0.71       0.50    2.84        NA      NA     0.20
SSM   Stone Street Bancorp of NC             29.57    29.57    1.54    4.69    4.14       1.54    4.69       0.23  229.34    0.62
TSH   Teche Holding Company of LA            13.45    13.45    0.98    7.29    5.60       0.93    6.97       0.28  291.99    0.96
FTF   Texarkana Fst. Fin. Corp of AR         15.15    15.15    1.76   11.23    6.09       1.72   10.97       0.17  377.18    0.76
THR   Three Rivers Fin. Corp. of MI          13.77    13.72    0.90    6.46    4.47       0.85    6.07       0.87   59.98    0.77
WSB   Washington SB, FSB of MD                8.51     8.51    0.88   10.51    6.60       0.52    6.26        NA      NA     0.96
WFI   Winton Financial Corp. of OH            7.17     7.03    1.05   14.68    6.85       0.86   12.03       0.25  100.24    0.29


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN             8.98     8.82    0.75    8.89    6.90       0.49    5.79       1.48   31.23    0.63
FBER  1st Bergen Bancorp of NJ               13.65    13.65    0.77    4.97    3.74       0.77    4.97       0.84  127.66    2.47
AFED  AFSALA Bancorp, Inc. of NY             12.86    12.86    0.79    5.85    4.59       0.79    5.85       0.31  221.60    1.44
ALBK  ALBANK Fin. Corp. of Albany NY          8.81     6.84    1.18   12.94    7.08       1.17   12.87       0.88   81.33    1.02
AMFC  AMB Financial Corp. of IN              14.77    14.77    1.07    6.93    6.06       0.68    4.38        NA      NA     0.53
ASBP  ASB Financial Corp. of OH              15.57    15.57    0.97    5.70    4.57       0.91    5.35       0.96   75.72    1.07
ABBK  Abington Bancorp of MA*                 6.83     6.21    0.87   12.53    5.71       0.77   11.06       0.18  233.13    0.68


                               [RESTUBBED TABLE]

                                                            Pricing Ratios                      Dividend Data(6)
                                              ----------------------------------------      -----------------------
                                                                        Price/  Price/        Ind.   Divi-
                                                Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                          Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                          -------  ------  ------  ------ --------      ------  ------  --------
                                                  (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NYSE Traded Companies
---------------------
AHM   Ahmanson and Co. H.F. of CA                14.71  291.69   11.97  341.69   16.76         0.88    1.47   21.57
CSA   Coast Savings Financial of CA(8)           21.81  254.13   13.21  257.11   20.36         0.00    0.00    0.00
CFB   Commercial Federal Corp. of NE             16.24  241.39   15.39  267.67   16.56         0.22    0.65   10.53
DME   Dime Bancorp, Inc. of NY*                  28.70  266.64   16.05  325.03   28.70         0.16    0.53   15.24
DSL   Downey Financial Corp. of CA               19.67  187.76   13.40  190.20   20.50         0.32    1.09   21.48
FED   FirstFed Fin. Corp. of CA                  17.40  180.32    9.66  181.79   17.73         0.00    0.00    0.00
GSB   Golden State Bancorp of CA(8)              18.85  200.99   11.35  224.57   17.58         0.00    0.00    0.00
GDW   Golden West Fin. Corp. of CA               14.13  185.60   12.65  185.60   14.36         0.50    0.57    8.05
GPT   GreenPoint Fin. Corp. of NY*               21.11  240.79   23.33     NM    21.61         1.28    1.77   37.43
JSB   JSB Financial, Inc. of NY*                 16.98  140.46   32.61  140.46   19.11         1.60    3.17   53.87
NYB   New York Bancorp, Inc. of NY(8)            15.75     NM    25.55     NM    15.44         0.60    1.54   24.19
OCN   Ocwen Financial Corp. of FL                19.69     NM    54.05     NM      NM          0.00    0.00    0.00
SIB   Staten Island Bancorp of NY*               26.95  140.52   34.75  144.81     NM          0.00    0.00    0.00
WES   Westcorp Inc. of Orange CA                 13.02  131.33   11.93  131.64     NM          0.40    2.34   30.53


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA             22.68  127.76   21.65  127.76   23.40         0.44    2.00   45.36
ANE   Alliance Bancorp of NE, of CT*             17.61  185.95   13.69  190.50   19.10         0.20    0.99   17.39
BKC   American Bank of Waterbury CT*             14.18  195.41   17.62  202.00   16.39         1.44    2.97   42.11
BFD   BostonFed Bancorp of MA                    16.51  142.96   11.97  148.38   18.54         0.28    1.33   21.88
CFX   CFX Corp of Keene NH(8)*                     NM   290.21   25.28  301.12     NM          0.88    2.97     NM
CNY   Carver Bancorp, Inc. of NY                   NM    99.28    8.42  103.21     NM          0.00    0.00     NM
CBK   Citizens First Fin.Corp. of IL             25.00  124.68   17.30  124.68     NM          0.00    0.00    0.00
EBI   Equality Bancorp, Inc. of MO               28.30  150.75   14.95  150.75   28.30         0.24    1.60   45.28
ESX   Essex Bancorp of Norfolk VA(8)             30.00     NM     3.31     NM      NM          0.00    0.00    0.00
FCB   Falmouth Bancorp, Inc. of MA*                NM   123.05   29.46  123.05     NM          0.20    1.01   31.75
FAB   FirstFed America Bancorp of MA               NM   137.05   15.30  137.05     NM          0.00    0.00    0.00
GAF   GA Financial Corp. of PA                   17.94  128.77   19.08  130.07   19.00         0.48    2.48   44.44
HBS   Haywood Bancshares, Inc. of NC*            14.10  126.87   18.00  131.42   14.10         0.60    2.73   38.46
KNK   Kankakee Bancorp, Inc. of IL               15.40  122.89   13.54  130.36   15.76         0.48    1.42   21.82
KYF   Kentucky First Bancorp of KY               17.86  121.47   20.68  121.47   18.09         0.50    3.64   64.94
MBB   MSB Bancorp of Middletown NY(8)*             NM   154.60   12.72  333.62     NM          0.60    1.73     NM
NBN   Northeast Bancorp of ME*                   19.27  196.32   13.66  222.24   24.59         0.21    1.12   21.65
PDB   Piedmont Bancorp, Inc. of NC               19.91  140.34   22.72  140.34   19.91         0.40    3.72   74.07
SSB   Scotland Bancorp, Inc. of NC               17.47  131.05   31.54  131.05   17.47         0.20    1.97   34.48
SZB   SouthFirst Bancshares of AL                  NM   122.32   17.40  122.32     NM          0.60    2.93     NM
SRN   Southern Banc Company of AL                  NM   116.19   19.76  117.39     NM          0.35    2.07     NM
SSM   Stone Street Bancorp of NC                 24.13  127.14   37.59  127.14   24.13         0.45    2.17   52.33
TSH   Teche Holding Company of LA                17.86  126.50   17.02  126.50   18.69         0.50    2.50   44.64
FTF   Texarkana Fst. Fin. Corp of AR             16.42  182.02   27.58  182.02   16.82         0.56    1.98   32.56
THR   Three Rivers Fin. Corp. of MI              22.38  142.19   19.57  142.64   23.81         0.40    1.79   40.00
WSB   Washington SB, FSB of MD                   15.15  153.61   13.07  153.61   25.42         0.10    1.27   19.23
WFI   Winton Financial Corp. of OH               14.60  202.59   14.53  206.68   17.80         0.50    2.13   31.06


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN                14.50  124.53   11.18  126.75   22.25         0.27    1.03   14.92
FBER  1st Bergen Bancorp of NJ                   26.76  140.01   19.12  140.01   26.76         0.20    1.05   28.17
AFED  AFSALA Bancorp, Inc. of NY                 21.76  129.19   16.61  129.19   21.76         0.28    1.51   32.94
ALBK  ALBANK Fin. Corp. of Albany NY             14.12  170.28   15.00  219.22   14.20         0.72    1.52   21.43
AMFC  AMB Financial Corp. of IN                  16.51  114.23   16.87  114.23   26.12         0.28    1.60   26.42
ASBP  ASB Financial Corp. of OH                  21.88  135.92   21.16  135.92   23.33         0.40    2.86   62.50
ABBK  Abington Bancorp of MA*                    17.50  210.21   14.36  231.02   19.81         0.20    0.95   16.67

RP FINANCIAL, LC.
----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                             Exhibit 1B (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of February 13, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.
                                            Equity/ Equity/    Reported Earnings       Core Earnings        NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- -------  ------  ------  ------    -------  ------     ------  ------  ------
                                              (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
AABC  Access Anytime Bancorp of NM            8.65     8.65    1.44   22.38   11.85       1.34   20.78       1.58   31.35    0.95
AFBC  Advance Fin. Bancorp of WV             15.22    15.22    0.87    5.65    4.12       0.84    5.45       1.10   27.69    0.35
AADV  Advantage Bancorp, Inc. of WI(8)       10.02     9.38    1.12   12.13    5.33       0.99   10.64       0.47  121.57    1.05
AFCB  Affiliated Comm BC, Inc of MA(8)        9.76     9.71    1.08   11.08    4.97       1.08   11.02       0.39  192.06    1.21
ALBC  Albion Banc Corp. of Albion NY          8.57     8.57    0.50    5.58    3.67       0.49    5.45       0.12  321.43    0.53
ABCL  Alliance Bancorp, Inc. of IL            9.60     9.49    0.84    9.10    5.07       0.93   10.10       0.27  147.57    0.56
ATSB  AmTrust Capital Corp. of IN            10.93    10.82    0.40    3.88    3.80       0.23    2.22       1.81   40.38    1.04
AHCI  Ambanc Holding Co., Inc. of NY*        11.37    11.37   -0.53   -4.16   -3.59      -0.60   -4.71       0.73  107.99    1.48
ASBI  Ameriana Bancorp of IN                 11.21    11.21    0.92    8.35    5.58       0.84    7.61       0.52   53.03    0.37
ABCW  Anchor Bancorp Wisconsin of WI          6.40     6.29    0.99   16.08    5.65       0.93   15.00        NA      NA     1.42
ANDB  Andover Bancorp, Inc. of MA*            8.10     8.10    1.06   13.09    6.40       1.03   12.78       0.62  151.68    1.27
ASFC  Astoria Financial Corp. of NY           8.07     5.61    0.82   10.37    4.64       0.76    9.64       0.56   67.77    0.92
AVND  Avondale Fin. Corp. of IL               7.72     7.72   -1.93  -21.52  -22.65      -1.96  -21.88       1.35   86.34    2.56
BKCT  Bancorp Connecticut of CT*             10.60    10.60    1.39   13.29    6.11       1.23   11.80       0.91  131.37    2.04
BPLS  Bank Plus Corp. of CA                   4.35     3.96    0.34    7.31    5.02       0.39    8.21       1.66   72.86    1.76
BNKU  Bank United Corp. of TX                 4.89     4.77    0.69   13.68    5.62       0.60   12.00       0.68   41.06    0.36
BWFC  Bank West Fin. Corp. of MI             13.66    13.66    0.72    4.94    3.37       0.54    3.67       0.48   32.03    0.22
BANC  BankAtlantic Bancorp of FL              5.51     4.56    1.04   18.21    6.47       0.55    9.62       1.10   84.73    1.35
BKUNA BankUnited Fin. Corp. of FL             4.28     3.80    0.28    6.95    2.91       0.21    5.30       0.37   37.97    0.16
BVCC  Bay View Capital Corp. of CA            5.35     4.44    0.44    7.40    3.56       0.60   10.08       0.51  230.25    1.59
FSNJ  Bayonne Banchsares of NJ               15.62    15.62    0.37    3.86    1.85       0.52    5.41       1.12   47.67    1.38
BFSB  Bedford Bancshares, Inc. of VA         14.52    14.52    1.21    8.45    4.90       1.20    8.39       0.53   97.12    0.60
BFFC  Big Foot Fin. Corp. of IL              17.53    17.53    0.60    3.46    2.21       0.53    3.05       0.09  150.75    0.30
BYFC  Broadway Fin. Corp. of CA               9.84     9.84    0.29    2.75    3.29       0.33    3.14       1.62   52.84    1.02
CBES  CBES Bancorp, Inc. of MO               15.78    15.78    1.10    6.33    4.58       0.96    5.53       0.54   90.67    0.54
CCFH  CCF Holding Company of GA              10.66    10.66    0.15    1.07    0.73      -0.15   -1.14       0.20  288.02    0.70
CENF  CENFED Financial Corp. of CA(8)         5.56     5.55    0.64   12.26    5.64       0.58   11.04       0.97   76.38    1.07
CFSB  CFSB Bancorp of Lansing MI              7.92     7.92    1.26   16.41    4.81       1.18   15.36       0.11  526.14    0.62
CKFB  CKF Bancorp of Danville KY             21.89    21.89    1.84    7.78    6.57       1.38    5.85       0.47   42.66    0.22
CNSB  CNS Bancorp, Inc. of MO                24.33    24.33    0.79    3.21    2.69       0.79    3.21       0.50   80.20    0.58
CSBF  CSB Financial Group Inc of IL          24.01    22.65    0.50    2.01    2.06       0.43    1.71       0.85   39.95    0.60
CBCI  Calumet Bancorp of Chicago IL          16.77    16.77    1.61   10.01    6.86       1.62   10.09       1.64   76.23    1.58
CAFI  Camco Fin. Corp. of OH                  9.41     8.73    1.15   11.99    6.90       0.93    9.73       0.48   53.21    0.30
CMRN  Cameron Fin. Corp. of MO               21.02    21.02    1.26    5.47    5.09       1.26    5.47       0.55  139.04    0.91
CAPS  Capital Savings Bancorp of MO(8)        9.43     9.43    0.98   11.06    5.38       0.95   10.62       0.41   78.85    0.40
CFNC  Carolina Fincorp of NC*                22.58    22.58    1.17    6.29    4.00       1.14    6.12       0.06  629.23    0.50
CASB  Cascade Financial Corp. of WA           6.93     6.93    0.66   10.21    4.77       0.64    9.93        NA      NA     1.13
CATB  Catskill Fin. Corp. of NY*             24.32    24.32    1.34    5.20    4.56       1.34    5.20       0.35  184.75    1.49
CNIT  Cenit Bancorp of Norfolk VA             6.95     6.36    0.80   11.30    4.64       0.74   10.50       0.52  103.38    0.77
CEBK  Central Co-Op. Bank of MA*              9.90     8.91    0.87    8.69    5.05       0.83    8.22       0.53  151.19    1.15
CENB  Century Bancorp, Inc. of NC            30.29    30.29    1.69    5.60    4.90       1.70    5.62       0.58   93.95    0.84
CBSB  Charter Financial Inc. of IL(8)        15.10    13.45    1.40    9.53    4.87       1.54   10.47       0.56  104.20    0.78
COFI  Charter One Financial of OH             6.97     6.51    0.81   11.85    3.29       1.19   17.33       0.38  150.61    0.89
CVAL  Chester Valley Bancorp of PA            8.81     8.81    1.00   11.61    4.83       0.96   11.05       0.55  170.54    1.15
CTZN  CitFed Bancorp of Dayton OH(8)          6.06     5.54    0.87   13.86    4.07       0.87   13.86       0.37  143.60    1.01
CLAS  Classic Bancshares, Inc. of KY         14.88    12.64    0.81    5.53    4.34       0.95    6.47       0.67   93.71    0.94
CBSA  Coastal Bancorp of Houston TX           3.47     2.92    0.42   12.45    7.80       0.43   12.77        NA      NA     0.58
CFCP  Coastal Fin. Corp. of SC                5.98     5.98    1.22   19.67    5.76       1.03   16.52       0.59  151.67    1.20
CMSB  Commonwealth Bancorp Inc of PA          9.47     7.48    0.73    7.51    5.11       0.56    5.72       0.42   94.35    0.69
CMSV  Commty. Svgs, MHC of FL (48.5)         11.34    11.34    0.80    7.04    3.12       0.73    6.45       0.41   90.57    0.62
CFTP  Community Fed. Bancorp of MS           26.62    26.62    1.32    4.49    3.30       1.32    4.49       0.49   53.05    0.45
CFFC  Community Fin. Corp. of VA             13.21    13.21    1.12    8.18    5.61       1.13    8.23       0.56  105.58    0.67
CFBC  Community First Bnkg Co. of GA         17.80    17.57    0.59    6.09    2.25       0.59    6.09       2.19   25.76    0.75
CIBI  Community Inv. Bancorp of OH           11.75    11.75    0.98    8.35    6.44       0.98    8.35       0.65   82.39    0.62
COOP  Cooperative Bancshares of NC            7.66     7.66    0.63    8.32    3.70       0.62    8.21       0.17  142.58    0.30
CRZY  Crazy Woman Creek Bncorp of WY         23.63    23.63    1.28    4.92    4.69       1.30    4.99       0.18  237.50    0.92


                               {RESTUBBED TABLE]



                                                                   Pricing Ratios                      Dividend Data(6)
                                                     ----------------------------------------      -----------------------
                                                                               Price/  Price/        Ind.   Divi-
                                                       Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                                 Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                                 -------  ------  ------  ------ --------     ------   ------  --------
                                                        (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
AABC  Access Anytime Bancorp of NM                       8.44  141.54   12.25  141.54    9.09         0.00    0.00    0.00
AFBC  Advance Fin. Bancorp of WV                        24.26  134.34   20.45  134.34   25.16         0.32    1.57   38.10
AADV  Advantage Bancorp, Inc. of WI(8)                  18.77  210.76   21.12  225.29   21.41         0.40    0.60   11.20
AFCB  Affiliated Comm BC, Inc of MA(8)                  20.13  210.33   20.53  211.45   20.24         0.60    1.68   33.90
ALBC  Albion Banc Corp. of Albion NY                    27.27  148.33   12.71  148.33   27.91         0.11    0.92   25.00
ABCL  Alliance Bancorp, Inc. of IL                      19.73  154.72   14.85  156.54   17.78         0.44    1.74   34.38
ATSB  AmTrust Capital Corp. of IN                       26.34   98.79   10.79   99.80     NM          0.20    1.36   35.71
AHCI  Ambanc Holding Co., Inc. of NY*                     NM   121.60   13.83  121.60     NM          0.20    1.18     NM
ASBI  Ameriana Bancorp of IN                            17.92  148.57   16.65  148.57   19.66         0.64    3.16   56.64
ABCW  Anchor Bancorp Wisconsin of WI                    17.70  267.73   17.14  272.46   18.97         0.32    0.86   15.31
ANDB  Andover Bancorp, Inc. of MA*                      15.63  193.05   15.63  193.05   16.00         0.76    1.90   29.69
ASFC  Astoria Financial Corp. of NY                     21.54  170.05   13.72  244.37   23.16         0.80    1.45   31.25
AVND  Avondale Fin. Corp. of IL                           NM   112.77    8.70  112.77     NM          0.00    0.00     NM
BKCT  Bancorp Connecticut of CT*                        16.38  206.07   21.84  206.07   18.45         0.52    2.74   44.83
BPLS  Bank Plus Corp. of CA                             19.91  138.25    6.01  151.70   17.73         0.00    0.00    0.00
BNKU  Bank United Corp. of TX                           17.78  231.10   11.31  237.22   20.28         0.64    1.43   25.40
BWFC  Bank West Fin. Corp. of MI                        29.65  144.39   19.72  144.39     NM          0.24    1.88   55.81
BANC  BankAtlantic Bancorp of FL                        15.45  269.41   14.83  325.00   29.25         0.13    0.79   12.26
BKUNA BankUnited Fin. Corp. of FL                         NM   143.04    6.13  161.23     NM          0.00    0.00    0.00
BVCC  Bay View Capital Corp. of CA                      28.13  226.75   12.13  273.28   20.65         0.40    1.23   34.48
FSNJ  Bayonne Banchsares of NJ                            NM   127.60   19.93  127.60     NM          0.17    1.26   68.00
BFSB  Bedford Bancshares, Inc. of VA                    20.42  166.57   24.19  166.57   20.57         0.56    1.93   39.44
BFFC  Big Foot Fin. Corp. of IL                           NM   152.82   26.80  152.82     NM          0.00    0.00    0.00
BYFC  Broadway Fin. Corp. of CA                           NM    86.32    8.49   86.32   26.56         0.20    1.57   47.62
CBES  CBES Bancorp, Inc. of MO                          21.82  138.89   21.92  138.89   25.00         0.40    1.67   36.36
CCFH  CCF Holding Company of GA                           NM   158.67   16.91  158.67     NM          0.55    2.68     NM
CENF  CENFED Financial Corp. of CA(8)                   17.74  198.74   11.05  199.02   19.70         0.36    0.84   14.94
CFSB  CFSB Bancorp of Lansing MI                        20.81  328.04   25.98  328.04   22.24         0.48    1.65   34.29
CKFB  CKF Bancorp of Danville KY                        15.22  123.69   27.07  123.69   20.24         0.50    2.55   38.76
CNSB  CNS Bancorp, Inc. of MO                             NM   122.04   29.70  122.04     NM          0.24    1.37   51.06
CSBF  CSB Financial Group Inc of IL                       NM   101.63   24.40  107.71     NM          0.00    0.00    0.00
CBCI  Calumet Bancorp of Chicago IL                     14.57  142.42   23.88  142.42   14.45         0.00    0.00    0.00
CAFI  Camco Fin. Corp. of OH                            14.50  166.75   15.68  179.75   17.87         0.54    2.13   30.86
CMRN  Cameron Fin. Corp. of MO                          19.64  110.44   23.21  110.44   19.64         0.28    1.45   28.57
CAPS  Capital Savings Bancorp of MO(8)                  18.60  192.47   18.15  192.47   19.38         0.24    1.03   19.20
CFNC  Carolina Fincorp of NC*                           25.00  125.81   28.41  125.81   25.74         0.24    1.37   34.29
CASB  Cascade Financial Corp. of WA                     20.95  179.61   12.45  179.61   21.53         0.00    0.00    0.00
CATB  Catskill Fin. Corp. of NY*                        21.95  116.28   28.28  116.28   21.95         0.32    1.78   39.02
CNIT  Cenit Bancorp of Norfolk VA                       21.53  247.71   17.21  270.47   23.17         1.20    1.64   35.40
CEBK  Central Co-Op. Bank of MA*                        19.80  163.43   16.17  181.43   20.92         0.32    1.08   21.48
CENB  Century Bancorp, Inc. of NC                       20.41  113.82   34.48  113.82   20.36         2.00    2.34   47.73
CBSB  Charter Financial Inc. of IL(8)                   20.52  190.91   28.82  214.35   18.67         0.32    1.19   24.43
COFI  Charter One Financial of OH                         NM   277.74   19.35  297.17   20.79         1.00    1.67   50.76
CVAL  Chester Valley Bancorp of PA                      20.69  226.76   19.98  226.76   21.74         0.44    1.47   30.34
CTZN  CitFed Bancorp of Dayton OH(8)                    24.59  319.89   19.40     NM    24.59         0.36    0.70   17.14
CLAS  Classic Bancshares, Inc. of KY                    23.02  124.79   18.57  146.93   19.67         0.28    1.48   34.15
CBSA  Coastal Bancorp of Houston TX                     12.81  151.55    5.26  180.25   12.50         0.48    1.56   20.00
CFCP  Coastal Fin. Corp. of SC                          17.37  315.53   18.86  315.53   20.68         0.36    1.58   27.48
CMSB  Commonwealth Bancorp Inc of PA                    19.55  149.39   14.14  189.18   25.65         0.28    1.42   27.72
CMSV  Commty. Svgs, MHC of FL (48.5)                      NM   216.91   24.60  216.91     NM          0.90    2.63     NM
CFTP  Community Fed. Bancorp of MS                        NM   140.68   37.45  140.68     NM          0.32    1.73   52.46
CFFC  Community Fin. Corp. of VA                        17.83  140.86   18.61  140.86   17.72         0.56    2.09   37.33
CFBC  Community First Bnkg Co. of GA                      NM   146.91   26.15  148.90     NM          0.60    1.40   62.50
CIBI  Community Inv. Bancorp of OH                      15.53  130.19   15.30  130.19   15.53         0.32    2.00   31.07
COOP  Cooperative Bancshares of NC                      27.00  213.61   16.37  213.61   27.36         0.00    0.00    0.00
CRZY  Crazy Woman Creek Bncorp of WY                    21.33  106.38   25.14  106.38   21.05         0.40    2.50   53.33


RP FINANCIAL, LC.
_________________________________________
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                             Exhibit 1B (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of February 13, 1998

                                                              Key Financial Ratios                           Asset Quality Ratios
                                             __________________________________________________________    _______________________
                                                      Tang.      Reported Earnings       Core Earnings
                                             Equity/ Equity/  ______________________    _______________      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       _______ _______ _______ _______ _______    _______ _______    _______ _______ _______
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)       (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
DNFC  D&N Financial Corp. of MI               5.34     5.29    0.89   15.85    5.90       0.82   14.60       0.29  199.00    0.80
DCBI  Delphos Citizens Bancorp of OH         26.78    26.78    1.69    6.10    4.28       1.69    6.10        NA      NA     0.13
DIME  Dime Community Bancorp of NY*          12.51    10.82    0.89    6.05    4.47       0.85    5.80       0.53  145.69    1.36
DIBK  Dime Financial Corp. of CT*             8.14     7.91    1.94   23.75   10.31       1.94   23.75        NA      NA     3.30
EGLB  Eagle BancGroup of IL                  11.87    11.87    0.29    2.43    2.16       0.21    1.75       1.36   40.27    0.76
EBSI  Eagle Bancshares of Tucker GA           8.17     8.17    0.65    7.67    4.18       0.65    7.75       1.26   54.76    0.94
EGFC  Eagle Financial Corp. of CT(8)          6.90     5.49    0.33    4.77    1.65       0.48    6.91       0.52   87.45    0.86
ETFS  East Texas Fin. Serv. of TX            17.47    17.47    0.63    3.48    3.23       0.59    3.24       0.33   68.42    0.45
ESBK  Elmira Svgs Bank (The) of NY*           6.35     6.19    0.42    6.63    4.50       0.34    5.38       0.64  103.23    0.86
EMLD  Emerald Financial Corp. of OH           7.80     7.68    1.05   13.71    5.36       0.97   12.69        NA      NA     0.35
EIRE  Emerald Isle Bancorp of MA(8)*          6.99     6.99    0.87   12.49    4.75       0.92   13.29        NA      NA     0.93
EFBC  Empire Federal Bancorp of MT           36.37    36.37    1.47    3.98    3.59       1.47    3.98       0.05  357.14    0.45
EFBI  Enterprise Fed. Bancorp of OH          11.43    11.42    0.92    7.43    3.50       0.77    6.18       0.07  297.93    0.30
EQSB  Equitable FSB of Wheaton MD             5.11     5.11    0.76   15.07    6.68       0.75   14.91       0.52   34.66    0.26
FCBF  FCB Fin. Corp. of Neenah WI            13.88    13.88    1.04    6.62    3.00       0.71    4.55       0.24  277.72    0.85
FFDF  FFD Financial Corp. of OH              24.34    24.34    1.94    7.84    6.40       0.95    3.85       0.15  209.30    0.46
FFLC  FFLC Bancorp of Leesburg FL            12.85    12.85    1.00    7.15    5.09       0.95    6.80       0.19  224.83    0.53
FFFC  FFVA Financial Corp. of VA(8)          13.70    13.43    1.15    8.57    3.64       1.36   10.16       0.11  530.28    1.02
FFWC  FFW Corporation of Wabash IN            9.67     8.79    1.04   10.52    6.16       1.02   10.35       0.18  217.37    0.60
FFYF  FFY Financial Corp. of OH              13.59    13.59    1.29    9.32    5.40       1.27    9.17       0.62   74.80    0.61
FMCO  FMS Financial Corp. of NJ               6.49     6.39    1.02   15.82    6.73       1.01   15.69       1.15   43.53    0.94
FFHH  FSF Financial Corp. of MN              10.91    10.91    0.83    7.18    5.14       0.82    7.11       0.22  102.41    0.32
FOBC  Fed One Bancorp of Wheeling WV         11.07    10.60    0.92    8.13    4.23       0.91    8.01       0.36  111.94    0.88
FBCI  Fidelity Bancorp of Chicago IL         10.47    10.45    0.22    2.11    1.55       0.63    6.06        NA      NA     0.13
FSBI  Fidelity Bancorp, Inc. of PA            6.84     6.84    0.77   11.22    6.05       0.76   10.96       0.15  340.07    1.04
FFFL  Fidelity Bcsh MHC of FL (47.7)          8.21     8.15    0.67    7.64    2.88       0.57    6.49       0.40   51.95    0.28
FFED  Fidelity Fed. Bancorp of IN             7.28     7.28    0.73   12.79    6.22       0.68   11.87       0.35  240.48    1.01
FFOH  Fidelity Financial of OH               12.01    10.59    0.94    7.26    5.04       0.90    7.01       0.18  167.81    0.38
FIBC  Financial Bancorp, Inc. of NY           8.93     8.89    0.92    9.85    6.41       0.98   10.50       1.94   25.52    0.95
FBSI  First Bancshares, Inc. of MO           14.40    14.40    1.17    8.23    5.25       1.11    7.85       0.42   76.11    0.37
FBBC  First Bell Bancorp of PA               10.80    10.80    1.10   10.10    6.36       1.08    9.93       0.09  112.78    0.12
SKBO  First Carnegie MHC of PA(45.0)         16.59    16.59    0.61    4.82    2.07       0.66    5.19       0.54   65.78    0.83
FSTC  First Citizens Corp of GA              10.12     7.98    1.96   20.65    7.00       1.75   18.46       1.09  102.28    1.43
FCME  First Coastal Corp. of ME*              9.75     9.75    4.17   48.29   30.77       4.01   46.37       1.65  108.25    2.49
FFBA  First Colorado Bancorp of CO           13.46    13.18    1.30    9.81    4.72       1.25    9.39       0.15  201.71    0.40
FDEF  First Defiance Fin.Corp. of OH         18.43    18.43    0.96    4.71    4.11       0.95    4.63       0.33  140.92    0.60
FESX  First Essex Bancorp of MA*              7.60     6.68    0.83   11.19    5.73       0.74    9.97       0.54  164.26    1.47
FFSX  First FSB MHC Sxld of IA(46.1)          8.86     8.79    0.73    8.67    3.90       0.71    8.38       0.19  195.85    0.49
FFES  First Fed of E. Hartford CT             6.82     6.82    0.57    8.80    5.35       0.63    9.74       0.30   88.43    1.33
BDJI  First Fed. Bancorp. of MN              10.71    10.71    0.65    5.81    3.37       0.63    5.64       0.32  120.28    0.79
FFBH  First Fed. Bancshares of AR            14.89    14.89    1.06    6.78    4.19       1.01    6.48       0.96   23.38    0.29
FTFC  First Fed. Capital Corp. of WI          6.74     6.35    1.08   16.71    5.89       0.89   13.82        NA      NA      NA
FFKY  First Fed. Fin. Corp. of KY            13.67    12.92    1.64   11.98    6.93       1.61   11.82       0.47   98.79    0.52
FFBZ  First Federal Bancorp of OH             7.61     7.60    0.97   12.68    5.36       0.97   12.68       0.64  149.74    1.10
FFCH  First Fin. Holdings Inc. of SC          6.44     6.44    0.87   14.13    4.30       0.85   13.80       1.35   48.83    0.82
FFBI  First Financial Bancorp of IL           8.92     8.92   -0.07   -0.84   -0.69       0.43    5.28       0.33  178.83    0.87
FFHS  First Franklin Corp. of OH              9.02     8.97    0.56    6.21    3.62       0.66    7.33       0.47   90.77    0.64
FGHC  First Georgia Hold. Corp of GA          8.31     7.70    1.13   13.71    6.11       0.94   11.35       4.97   12.42    0.71
FSPG  First Home Bancorp of NJ(8)             6.86     6.76    0.93   13.99    5.80       0.91   13.67       0.77   95.63    1.36
FFSL  First Independence Corp. of KS         10.00    10.00    0.65    6.26    5.15       0.65    6.26       1.44   40.91    0.81
FISB  First Indiana Corp. of IN               9.49     9.38    1.16   12.17    5.09       0.94    9.86       1.38  100.34    1.63
FKFS  First Keystone Fin. Corp of PA          6.63     6.63    0.81   11.26    6.41       0.75   10.33        NA      NA     0.86
FLKY  First Lancaster Bncshrs of KY          29.46    29.46    1.23    3.65    3.50       1.23    3.65       2.28   13.93    0.35
FLFC  First Liberty Fin. Corp. of GA          7.40     6.68    0.73    9.96    3.77       0.79   10.74       0.72  129.39    1.31
CASH  First Midwest Fin., Inc. of OH         10.82     9.66    0.96    8.50    6.05       0.89    7.95       0.74   67.97    0.80
FMBD  First Mutual Bancorp Inc of IL         13.84    10.62    0.25    1.75    1.40       0.20    1.44       0.40   92.09    0.46

                               [RESTUBBED TABLE]

                                                                Pricing Ratios                      Dividend Data(6)
                                                    _________________________________________      _______________________
                                                                            Price/  Price/        Ind.   Divi-
                                                    Price/  Price/  Price/   Tang.   Core        Div./   dend   Payout
Financial Institution                             Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                             _______ _______ _______ _______ _______      _______ _______ _______
                                                    (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
DNFC  D&N Financial Corp. of MI                     16.94  250.00   13.36  252.70   18.39         0.18    0.70   11.84
DCBI  Delphos Citizens Bancorp of OH                23.39  146.66   39.28  146.66   23.39         0.24    1.10   25.81
DIME  Dime Community Bancorp of NY*                 22.37  141.95   17.76  164.22   23.35         0.32    1.51   33.68
DIBK  Dime Financial Corp. of CT*                    9.70  203.03   16.53  209.07    9.70         0.48    1.63   15.79
EGLB  Eagle BancGroup of IL                           NM   115.49   13.70  115.49     NM          0.00    0.00    0.00
EBSI  Eagle Bancshares of Tucker GA                 23.93  167.28   13.67  167.28   23.66         0.60    2.85   68.18
EGFC  Eagle Financial Corp. of CT(8)                  NM   237.51   16.38  298.53     NM          1.00    1.90     NM
ETFS  East Texas Fin. Serv. of TX                     NM   107.58   18.80  107.58     NM          0.20    0.91   28.17
ESBK  Elmira Svgs Bank (The) of NY*                 22.24  144.50    9.18  148.45   27.43         0.61    2.16   48.03
EMLD  Emerald Financial Corp. of OH                 18.65  241.16   18.81  244.86   20.16         0.28    1.25   23.33
EIRE  Emerald Isle Bancorp of MA(8)*                21.03  245.03   17.12  245.03   19.77         0.28    0.85   17.95
EFBC  Empire Federal Bancorp of MT                  27.82  111.22   40.45  111.22   27.82         0.30    1.74   48.39
EFBI  Enterprise Fed. Bancorp of OH                 28.57  214.92   24.56  215.05     NM          1.00    2.94     NM
EQSB  Equitable FSB of Wheaton MD                   14.97  209.58   10.71  209.58   15.14         0.00    0.00    0.00
FCBF  FCB Fin. Corp. of Neenah WI                     NM   176.28   24.48  176.28     NM          0.80    2.42     NM
FFDF  FFD Financial Corp. of OH                     15.63  122.01   29.70  122.01     NM          0.30    1.65   25.86
FFLC  FFLC Bancorp of Leesburg FL                   19.63  142.87   18.36  142.87   20.66         0.36    1.83   36.00
FFFC  FFVA Financial Corp. of VA(8)                 27.50  222.16   30.43  226.47   23.19         0.60    1.56   42.86
FFWC  FFW Corporation of Wabash IN                  16.22  159.46   15.43  175.58   16.50         0.36    1.83   29.75
FFYF  FFY Financial Corp. of OH                     18.52  172.33   23.42  172.33   18.82         0.80    2.26   41.88
FMCO  FMS Financial Corp. of NJ                     14.85  219.94   14.27  223.19   14.98         0.28    0.81   11.97
FFHH  FSF Financial Corp. of MN                     19.47  138.89   15.15  138.89   19.66         0.50    2.47   48.08
FOBC  Fed One Bancorp of Wheeling WV                23.64  189.47   20.97  197.80   23.99         0.62    1.91   45.26
FBCI  Fidelity Bancorp of Chicago IL                  NM   134.47   14.08  134.69   22.48         0.40    1.63     NM
FSBI  Fidelity Bancorp, Inc. of PA                  16.53  169.96   11.62  169.96   16.91         0.36    1.23   20.34
FFFL  Fidelity Bcsh MHC of FL (47.7)                  NM   254.94   20.92  256.56     NM          0.90    2.79     NM
FFED  Fidelity Fed. Bancorp of IN                   16.07  179.28   13.04  179.28   17.31         0.40    4.44   71.43
FFOH  Fidelity Financial of OH                      19.83  150.13   18.03  170.29   20.54         0.28    1.62   32.18
FIBC  Financial Bancorp, Inc. of NY                 15.61  148.32   13.25  148.97   14.65         0.50    2.09   32.68
FBSI  First Bancshares, Inc. of MO                  19.05  153.95   22.17  153.95   19.98         0.10    0.61   11.63
FBBC  First Bell Bancorp of PA                      15.73  162.80   17.59  162.80   16.01         0.40    2.19   34.48
SKBO  First Carnegie MHC of PA(45.0)                  NM   177.95   29.52  177.95     NM          0.30    1.59     NM
FSTC  First Citizens Corp of GA                     14.29  249.20   25.21  316.00   15.98         0.32    1.03   14.75
FCME  First Coastal Corp. of ME*                     3.25  137.80   13.44  137.80    3.38         0.00    0.00    0.00
FFBA  First Colorado Bancorp of CO                  21.19  200.80   27.02  204.92   22.12         0.52    2.08   44.07
FDEF  First Defiance Fin.Corp. of OH                24.30  122.19   22.52  122.19   24.69         0.36    2.35   57.14
FESX  First Essex Bancorp of MA*                    17.44  186.26   14.16  211.86   19.57         0.56    2.49   43.41
FFSX  First FSB MHC Sxld of IA(46.1)                25.63  212.69   18.83  214.34   26.52         0.48    1.57   40.34
FFES  First Fed of E. Hartford CT                   18.69  155.49   10.60  155.49   16.89         0.68    1.77   33.01
BDJI  First Fed. Bancorp. of MN                     29.64  175.40   18.78  175.40     NM          0.00    0.00    0.00
FFBH  First Fed. Bancshares of AR                   23.89  162.26   24.16  162.26   25.00         0.24    0.89   21.24
FTFC  First Fed. Capital Corp. of WI                16.97  265.79   17.90  282.08   20.53         0.48    1.58   26.82
FFKY  First Fed. Fin. Corp. of KY                   14.43  167.84   22.94  177.54   14.63         0.56    2.60   37.58
FFBZ  First Federal Bancorp of OH                   18.65  225.47   17.16  225.69   18.65         0.28    1.23   22.95
FFCH  First Fin. Holdings Inc. of SC                23.26  294.20   18.94  294.20   23.82         0.84    1.67   38.89
FFBI  First Financial Bancorp of IL                   NM   120.17   10.71  120.17   23.14         0.00    0.00     NM
FFHS  First Franklin Corp. of OH                    27.62  165.81   14.95  166.76   23.39         0.40    1.38   38.10
FGHC  First Georgia Hold. Corp of GA                16.38  209.71   17.42  226.19   19.79         0.00    0.00    0.00
FSPG  First Home Bancorp of NJ(8)                   17.24  225.39   15.47  228.83   17.65         0.40    1.33   22.99
FFSL  First Independence Corp. of KS                19.41  123.85   12.38  123.85   19.41         0.30    2.03   39.47
FISB  First Indiana Corp. of IN                     19.64  227.59   21.59  230.29   24.26         0.48    1.45   28.57
FKFS  First Keystone Fin. Corp of PA                15.60  165.69   10.98  165.69   17.00         0.10    0.59    9.17
FLKY  First Lancaster Bncshrs of KY                 28.55  103.49   30.49  103.49   28.55         0.50    3.30     NM
FLFC  First Liberty Fin. Corp. of GA                26.52  251.03   18.58  278.03   24.60         0.44    1.44   38.26
CASH  First Midwest Fin., Inc. of OH                16.52  138.07   14.95  154.79   17.68         0.48    2.12   35.04
FMBD  First Mutual Bancorp Inc of IL                  NM   129.45   17.92  168.78     NM          0.32    1.60     NM

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                             Exhibit 1B (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of February 13, 1998

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            __________________________________________________________    _______________________
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ______________________    _______________      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
----------------------                       _______ _______ _______ _______ _______    _______ _______    _______ _______ _______
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
FMSB  First Mutual SB of Bellevue WA*         6.79     6.79    1.03   15.34    5.95       1.01   15.05       0.15  720.77    1.33
FNGB  First Northern Cap. Corp of WI         11.05    11.05    0.94    8.35    5.23       0.90    7.99       0.09  535.75    0.53
FFPB  First Palm Beach Bancorp of FL          6.25     6.10    0.58    8.67    4.93       0.49    7.26       0.54   53.27    0.45
FSLA  First SB SLA MHC of NJ (47.5)(8)        9.50     8.63    0.90    9.64    2.69       0.94   10.06       0.57   99.98    1.04
FWWB  First Savings Bancorp of WA            13.68    12.64    1.24    8.48    4.96       1.16    7.93       0.27  241.66    0.97
FSFF  First SecurityFed Fin of IL            27.03    27.03    1.29    4.77    4.00       1.29    4.77       0.78   85.16    0.98
SHEN  First Shenango Bancorp of PA(8)        11.62    11.62    1.17   10.45    5.27       1.16   10.40        NA      NA      NA
SOPN  First Svgs Bancorp of NC               22.77    22.77    1.75    7.41    5.45       1.75    7.41       0.20  101.34    0.30
FBNW  FirstBank Corp of Clarkston WA         16.43    16.43    0.39    3.23    1.70       0.18    1.47        NA      NA     0.74
FFDB  FirstFed Bancorp, Inc. of AL            9.63     8.81    1.03   10.63    6.91       1.01   10.36       1.31   33.87    0.63
FSPT  FirstSpartan Fin. Corp. of SC          26.40    26.40    1.16    6.68    3.09       1.16    6.68       0.47   82.73    0.48
FLAG  Flag Financial Corp of GA               9.11     9.11    0.91    9.84    4.81       0.75    8.19       3.92   49.66    2.82
FLGS  Flagstar Bancorp, Inc of MI             5.98     5.74    1.41   28.47    7.59       0.70   14.24       3.04    8.02    0.27
FFIC  Flushing Fin. Corp. of NY*             12.54    12.05    0.94    6.35    4.50       0.95    6.40       0.27  223.94    1.07
FBHC  Fort Bend Holding Corp. of TX           6.77     6.35    0.78   12.28    6.56       0.57    9.06       0.47  114.18    1.02
FTSB  Fort Thomas Fin. Corp. of KY           15.82    15.82    1.23    7.55    5.38       1.23    7.55       2.04   23.24    0.52
FKKY  Frankfort First Bancorp of KY          16.97    16.97    0.17    0.84    0.87       0.73    3.55       0.10   71.94    0.08
FTNB  Fulton Bancorp, Inc. of MO             24.66    24.66    1.25    5.02    3.36       1.08    4.34       1.62   57.19    1.06
GFSB  GFS Bancorp of Grinnell IA(8)          11.83    11.83    1.29   11.12    6.74       1.22   10.56        NA      NA      NA
GUPB  GFSB Bancorp, Inc of Gallup NM         12.82    12.82    0.86    5.43    4.65       0.86    5.43       0.29  115.79    0.63
GSLA  GS Financial Corp. of LA               43.14    43.14    1.25    3.81    2.08       1.25    3.81       0.14  211.96    0.81
GOSB  GSB Financial Corp. of NY*             27.89    27.89    0.45    2.69    1.71       0.46    2.79        NA      NA     0.21
GBCI  Glacier Bancorp of MT                   9.99     9.75    1.50   15.56    4.40       1.53   15.94       0.25  244.11    0.84
GFCO  Glenway Financial Corp. of OH           9.29     9.20    0.83    8.74    5.12       0.83    8.74       0.06  542.78    0.38
GTPS  Great American Bancorp of IL           19.93    19.93    0.63    2.98    2.42       0.63    2.98       0.28  126.79    0.44
PEDE  Great Pee Dee Bancorp of SC            37.86    37.86    1.57    4.15    3.61       1.57    4.15       0.45   97.55    0.57
GSBC  Great Southern Bancorp of MO            8.65     8.65    1.84   20.39    6.28       1.74   19.22       1.91  115.21    2.58
GDVS  Greater DV SB,MHC of PA (19.9)         11.20    11.20    0.83    7.17    2.00       0.83    7.17       1.52   38.83    1.00
GSFC  Green Street Fin. Corp. of NC          35.23    35.23    1.61    4.50    3.67       1.61    4.50       0.07  197.67    0.20
GFED  Guaranty Fed Bancshares of MO          26.75    26.75    1.23    4.58    3.75       1.23    4.58       0.64  162.46    1.29
HCBB  HCB Bancshares of Camden AR            19.09    18.40    0.25    2.30    1.23       0.25    2.30        NA      NA     1.44
HEMT  HF Bancorp of Hemet CA                  7.87     6.62    0.04    0.46    0.36       0.22    2.69       1.38   27.21    0.67
HFFC  HF Financial Corp. of SD                9.58     9.58    1.08   11.49    6.89       1.00   10.65       0.36  241.11    1.14
HFNC  HFNC Financial Corp. of NC             18.24    18.24    1.23    6.02    4.50       0.93    4.58       0.79  100.96    0.98
HMNF  HMN Financial, Inc. of MN              12.22    11.34    0.95    6.79    5.05       0.76    5.39       0.12  340.52    0.61
HALL  Hallmark Capital Corp. of WI            7.30     7.30    0.65    9.11    5.97       0.64    8.91       0.13  355.91    0.67
HARB  Harbor FL Bncp MHC of FL (46.1(8)       8.93     8.66    1.29   15.26    4.11       1.24   14.68       0.51  197.92    1.31
HRBF  Harbor Federal Bancorp of MD           12.49    12.49    0.74    5.73    4.04       0.70    5.49        NA      NA     0.31
HFSA  Hardin Bancorp of Hardin MO            11.34    11.34    0.75    6.03    5.44       0.69    5.48       0.19  106.88    0.39
HARL  Harleysville SB of PA                   6.81     6.81    1.02   15.58    6.87       1.02   15.66        NA      NA     0.78
HFGI  Harrington Fin. Group of IN             4.47     4.47    0.19    3.96    2.49       0.20    4.22       0.18   21.99    0.19
HARS  Harris Fin. MHC of PA (24.3)            8.20     7.25    0.92   11.11    2.89       0.81    9.83       0.65   63.38    0.96
HFFB  Harrodsburg 1st Fin Bcrp of KY         27.15    27.15    1.35    5.02    4.48       1.35    5.02       0.45   70.72    0.41
HHFC  Harvest Home Fin. Corp. of OH          11.02    11.02    0.84    6.97    5.38       0.73    6.08       0.10  121.05    0.25
HAVN  Haven Bancorp of Woodhaven NY           5.72     5.70    0.62   10.47    5.93       0.63   10.56       0.66   96.47    1.09
HTHR  Hawthorne Fin. Corp. of CA              4.85     4.85    1.07   23.89   14.70       0.82   18.40       8.06   18.44    1.70
HMLK  Hemlock Fed. Fin. Corp. of IL          17.22    17.22    0.57    3.47    2.40       0.98    5.93       0.15  301.56    1.01
HFWA  Heritage Financial Corp of WA          29.23    29.23    1.53    5.25    3.32       1.53    5.25       0.05     NA     1.32
HCBC  High Country Bancorp of CO             19.46    19.46    0.58    2.95    2.55       0.58    2.95       0.23  345.14    0.95
HBNK  Highland Bancorp of CA                  7.55     7.55    1.20   16.15    7.44       0.93   12.42       1.94   82.92    2.03
HIFS  Hingham Inst. for Sav. of MA*           9.60     9.60    1.25   13.09    6.69       1.25   13.09       0.77   91.33    0.89
HBEI  Home Bancorp of Elgin IL               27.01    27.01    0.80    2.90    2.17       0.80    2.90       0.35     NA      NA
HBFW  Home Bancorp of Fort Wayne IN          12.16    12.16    0.86    6.55    3.97       0.86    6.49       0.09  464.55    0.47
HBBI  Home Building Bancorp of IN            14.07    14.07    0.74    5.68    4.77       0.71    5.46       0.67   29.02    0.29
HCFC  Home City Fin. Corp. of OH             19.61    19.61    1.24    6.77    4.94       1.26    6.84       0.82   77.27    0.73
HOMF  Home Fed Bancorp of Seymour IN          8.65     8.40    1.34   15.90    5.75       1.21   14.44        NA      NA     0.67

                               [RESTUBBED TABLE]

                                                            Pricing Ratios                      Dividend Data(6)
                                                _________________________________________      ______________________
                                                                        Price/  Price/        Ind.   Divi-
                                                Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                          Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           _______ _______ _______ _______ _______      _______ _______ _______
                                                  (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
FMSB  First Mutual SB of Bellevue WA*            16.80  239.70   16.29  239.70   17.13         0.20    1.12   18.87
FNGB  First Northern Cap. Corp of WI             19.12  155.88   17.22  155.88   20.00         0.36    2.77   52.94
FFPB  First Palm Beach Bancorp of FL             20.27  167.71   10.48  171.70   24.19         0.70    1.87   37.84
FSLA  First SB SLA MHC of NJ (47.5)(8)             NM   342.05   32.49     NM      NM          0.48    1.13   42.11
FWWB  First Savings Bancorp of WA                20.16  170.42   23.32  184.50   21.55         0.28    1.12   22.58
FSFF  First SecurityFed Fin of IL                25.00  119.14   32.21  119.14   25.00         0.00    0.00    0.00
SHEN  First Shenango Bancorp of PA(8)            18.97  190.16   22.10  190.16   19.06         0.60    1.40   26.55
SOPN  First Svgs Bancorp of NC                   18.33  133.71   30.44  133.71   18.33         0.88    3.56   65.19
FBNW  FirstBank Corp of Clarkston WA               NM   131.57   21.62  131.57     NM          0.28    1.44     NM
FFDB  FirstFed Bancorp, Inc. of AL               14.47  155.72   15.00  170.24   14.84         0.50    2.17   31.45
FSPT  FirstSpartan Fin. Corp. of SC                NM   145.66   38.46  145.66     NM          0.60    1.40   45.11
FLAG  Flag Financial Corp of GA                  20.79  197.00   17.94  197.00   25.00         0.34    1.62   33.66
FLGS  Flagstar Bancorp, Inc of MI                13.18  246.12   14.71  256.21   26.36         0.24    1.10   14.46
FFIC  Flushing Fin. Corp. of NY*                 22.22  138.33   17.34  143.97   22.02         0.24    1.00   22.22
FBHC  Fort Bend Holding Corp. of TX              15.25  174.94   11.85  186.63   20.67         0.40    1.86   28.37
FTSB  Fort Thomas Fin. Corp. of KY               18.60  138.81   21.96  138.81   18.60         0.25    1.68   31.25
FKKY  Frankfort First Bancorp of KY                NM   115.88   19.66  115.88   27.34         0.80    4.96     NM
FTNB  Fulton Bancorp, Inc. of MO                 29.79  146.17   36.05  146.17     NM          0.20    0.92   27.40
GFSB  GFS Bancorp of Grinnell IA(8)              14.83  155.83   18.43  155.83   15.63         0.26    1.49   22.03
GUPB  GFSB Bancorp, Inc of Gallup NM             21.53  118.64   15.21  118.64   21.53         0.40    1.92   41.24
GSLA  GS Financial Corp. of LA                     NM   120.13   51.82  120.13     NM          0.28    1.42   68.29
GOSB  GSB Financial Corp. of NY*                   NM   108.47   30.25  108.47     NM          0.00    0.00    0.00
GBCI  Glacier Bancorp of MT                      22.75  329.96   32.95  338.00   22.20         0.48    1.73   39.34
GFCO  Glenway Financial Corp. of OH              19.52  165.19   15.35  166.94   19.52         0.40    1.95   38.10
GTPS  Great American Bancorp of IL                 NM   127.07   25.32  127.07     NM          0.40    1.86     NM
PEDE  Great Pee Dee Bancorp of SC                27.68  114.73   43.44  114.73   27.68         0.00    0.00    0.00
GSBC  Great Southern Bancorp of MO               15.92  320.92   27.77  320.92   16.89         0.44    1.76   28.03
GDVS  Greater DV SB,MHC of PA (19.9)               NM   347.92   38.95  347.92     NM          0.36    1.16   58.06
GSFC  Green Street Fin. Corp. of NC              27.27  122.20   43.05  122.20   27.27         0.44    2.44   66.67
GFED  Guaranty Fed Bancshares of MO              26.65  122.06   32.65  122.06   26.65         0.23    1.76   46.94
HCBB  HCB Bancshares of Camden AR                  NM   101.80   19.43  105.61     NM          0.20    1.36     NM
HEMT  HF Bancorp of Hemet CA                       NM   126.03    9.91  149.82     NM          0.00    0.00    0.00
HFFC  HF Financial Corp. of SD                   14.51  159.26   15.25  159.26   15.66         0.42    1.41   20.49
HFNC  HFNC Financial Corp. of NC                 22.22  144.93   26.43  144.93   29.17         0.28    2.00   44.44
HMNF  HMN Financial, Inc. of MN                  19.81  131.26   16.04  141.38   25.00         0.00    0.00    0.00
HALL  Hallmark Capital Corp. of WI               16.76  144.00   10.52  144.00   17.13         0.00    0.00    0.00
HARB  Harbor FL Bncp MHC of FL (46.1(8)          24.31  345.85   30.87     NM    25.27         1.40    2.00   48.61
HRBF  Harbor Federal Bancorp of MD               24.74  137.84   17.22  137.84   25.82         0.48    2.02   50.00
HFSA  Hardin Bancorp of Hardin MO                18.37  114.47   12.98  114.47   20.21         0.48    2.64   48.48
HARL  Harleysville SB of PA                      14.56  210.82   14.37  210.82   14.49         0.44    1.47   21.36
HFGI  Harrington Fin. Group of IN                  NM   160.80    7.19  160.80     NM          0.12    1.00   40.00
HARS  Harris Fin. MHC of PA (24.3)                 NM      NM    28.81     NM      NM          0.22    1.22   42.31
HFFB  Harrodsburg 1st Fin Bcrp of KY             22.30  110.07   29.89  110.07   22.30         0.40    2.42   54.05
HHFC  Harvest Home Fin. Corp. of OH              18.59  128.32   14.14  128.32   21.32         0.44    3.03   56.41
HAVN  Haven Bancorp of Woodhaven NY              16.87  165.37    9.45  165.89   16.73         0.30    1.41   23.81
HTHR  Hawthorne Fin. Corp. of CA                  6.80  143.68    6.98  143.68    8.83         0.00    0.00    0.00
HMLK  Hemlock Fed. Fin. Corp. of IL                NM   127.90   22.03  127.90   24.35         0.28    1.49   62.22
HFWA  Heritage Financial Corp of WA                NM   157.92   46.17  157.92     NM          0.00    0.00    0.00
HCBC  High Country Bancorp of CO                   NM   115.71   22.52  115.71     NM          0.00    0.00    0.00
HBNK  Highland Bancorp of CA                     13.45  198.21   14.97  198.21   17.49         0.00    0.00    0.00
HIFS  Hingham Inst. for Sav. of MA*              14.95  186.09   17.87  186.09   14.95         0.48    1.57   23.53
HBEI  Home Bancorp of Elgin IL                     NM   135.93   36.71  135.93     NM          0.40    2.12     NM
HBFW  Home Bancorp of Fort Wayne IN              25.20  172.37   20.95  172.37   25.41         0.20    0.65   16.39
HBBI  Home Building Bancorp of IN                20.95  115.00   16.18  115.00   21.78         0.30    1.36   28.57
HCFC  Home City Fin. Corp. of OH                 20.25  122.65   24.05  122.65   20.03         0.36    1.93   39.13
HOMF  Home Fed Bancorp of Seymour IN             17.39  257.45   22.28  265.12   19.15         0.35    1.16   20.11

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                             Exhibit 1B (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of February 13, 1998

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            __________________________________________________________    _______________________
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ______________________    _______________      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
----------------------                      _______ _______ _______ _______ _______    _______ _______    _______ _______ _______
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
HWEN  Home Financial Bancorp of IN           17.56    17.56    0.86    4.60    4.23       0.74    3.98       1.70   36.51    0.73
HPBC  Home Port Bancorp, Inc. of MA*         10.68    10.68    1.67   15.71    7.29       1.66   15.62        NA      NA     1.47
HMCI  HomeCorp, Inc. of Rockford IL(8)        6.80     6.80    0.47    7.16    3.31       0.36    5.59       2.11   26.35    0.71
HFBC  HopFed Bancorp of KY(8)                22.59    22.59    0.99    4.37    3.63       0.99    4.37       0.12   93.93    0.23
HZFS  Horizon Fin'l. Services of IA          10.17    10.17    0.85    8.33    5.93       0.68    6.63       0.96   43.73    0.66
HRZB  Horizon Financial Corp. of WA*         15.92    15.92    1.56   10.02    6.06       1.55    9.93        NA      NA     0.84
IBSF  IBS Financial Corp. of NJ              17.73    17.73    0.79    4.51    3.11       0.79    4.51       0.11  130.18    0.49
ITLA  ITLA Capital Corp of CA*               10.72    10.68    1.46   13.06    7.70       1.46   13.06        NA      NA     1.50
IFSB  Independence FSB of DC                  7.25     6.45    0.54    8.04    6.76       0.22    3.32        NA      NA     0.36
INCB  Indiana Comm. Bank, SB of IN(8)        11.88    11.88    0.53    4.32    2.59       0.53    4.32        NA      NA     0.93
INBI  Industrial Bancorp of OH               16.72    16.72    1.48    8.31    5.44       1.48    8.31       0.31  155.81    0.54
IWBK  Interwest Bancorp of WA                 6.73     6.62    1.10   16.46    6.42       0.96   14.33       0.69   62.65    0.74
IPSW  Ipswich SB of Ipswich MA*               5.21     5.21    1.18   20.53    6.41       0.96   16.78       0.95   77.31    0.96
JXVL  Jacksonville Bancorp of TX             14.63    14.63    1.49    9.87    6.49       1.49    9.87        NA      NA      NA
JXSB  Jcksnville SB,MHC of IL (45.6)         10.55    10.55    0.65    5.98    2.52       0.65    5.98       0.79   56.34    0.56
JSBA  Jefferson Svgs Bancorp of MO            9.03     7.08    0.79    9.68    3.92       0.77    9.38       0.67  101.16    0.89
JOAC  Joachim Bancorp, Inc. of MO(8)         28.14    28.14    0.80    2.74    2.38       0.80    2.74        NA      NA     0.30
KSAV  KS Bancorp of Kenly NC                 12.81    12.81    1.15    8.58    5.75       1.15    8.58       0.44   64.74    0.34
KSBK  KSB Bancorp of Kingfield ME*            7.36     7.00    1.07   14.93    6.42       1.07   14.93        NA      NA     1.12
KFBI  Klamath First Bancorp of OR            14.74    13.40    1.14    5.81    3.70       1.14    5.81       0.03  510.24    0.23
LSBI  LSB Fin. Corp. of Lafayette IN          8.64     8.64    0.78    8.67    5.70       0.69    7.65        NA      NA     0.82
LVSB  Lakeview Financial of NJ               10.68     9.04    1.43   13.49    6.59       0.88    8.35       1.14   59.91    1.49
LARK  Landmark Bancshares, Inc of KS         14.09    14.09    1.09    7.61    6.64       0.98    6.88       0.30  151.09    0.62
LARL  Laurel Capital Group of PA             10.57    10.57    1.39   13.35    6.12       1.40   13.45       0.42  203.92    1.22
LSBX  Lawrence Savings Bank of MA*           10.45    10.45    2.30   25.00   11.54       2.28   24.74       0.52  168.85    1.91
LFED  Leeds FSB, MHC of MD (36.3)            16.63    16.63    1.18    7.24    3.05       1.18    7.24       0.06  315.29    0.30
LXMO  Lexington B&L Fin. Corp. of MO         26.63    26.63    1.23    4.27    4.16       1.23    4.27       0.67   56.09    0.48
LIFB  Life Bancorp of Norfolk VA(8)          10.71    10.42    0.92    8.70    3.76       0.85    8.05       0.41  141.46    1.32
LFCO  Life Financial Corp of CA              16.83    16.83    4.81   40.35    9.12       4.81   40.35        NA      NA     0.80
LFBI  Little Falls Bancorp of NJ             11.68    10.77    0.57    4.32    3.43       0.52    3.93       0.90   38.49    0.77
LOGN  Logansport Fin. Corp. of IN            19.21    19.21    1.50    7.75    6.13       1.55    7.99       0.62   45.62    0.38
LONF  London Financial Corp. of OH           13.76    13.76    1.09    5.76    5.23       1.01    5.33       0.20  238.16    0.62
LISB  Long Island Bancorp, Inc of NY          9.18     9.09    0.86    9.44    4.22       0.71    7.79       0.89   62.67    0.91
MAFB  MAF Bancorp, Inc. of IL                 7.62     6.71    1.14   14.72    6.65       1.12   14.49       0.32  138.86    0.57
MBLF  MBLA Financial Corp. of MO             12.68    12.68    0.81    6.31    4.95       0.82    6.40       0.48   62.09    0.51
MECH  MECH Financial Inc of CT*              10.40    10.40    1.79   17.75   10.06       1.78   17.69       0.58  270.14    2.39
MFBC  MFB Corp. of Mishawaka IN              12.70    12.70    0.83    6.00    4.63       0.82    5.96       0.09  162.45    0.18
MLBC  ML Bancorp of Villanova PA(8)           6.92     6.46    0.70    9.91    3.92       0.50    7.10       0.43  178.98    1.71
MSBF  MSB Financial, Inc of MI               16.87    16.87    1.52    8.83    5.35       1.40    8.15       0.84   51.31    0.46
MARN  Marion Capital Holdings of IN          20.78    20.33    1.57    7.09    6.06       1.57    7.09       1.43   74.17    1.30
MRKF  Market Fin. Corp. of OH                35.57    35.57    1.06    3.30    2.57       1.06    3.30       0.34   26.94    0.18
MFSL  Maryland Fed. Bancorp of MD             8.48     8.39    0.65    7.77    3.77       0.91   10.97       0.60   65.66    0.47
MASB  MassBank Corp. of Reading MA*          11.21    11.06    1.12   10.54    6.03       1.03    9.73       0.19  131.79    0.86
MFLR  Mayflower Co-Op. Bank of MA*            9.64     9.48    1.05   10.93    5.85       1.00   10.33       0.57  154.47    1.56
MDBK  Medford Bancorp, Inc. of MA*            8.94     8.41    1.05   11.80    6.05       1.02   11.38       0.16  379.54    1.17
MERI  Meritrust FSB of Thibodaux LA(8)        8.49     8.49    1.18   14.53    5.01       1.18   14.53       0.35   62.38    0.41
MWBX  MetroWest Bank of MA*                   7.34     7.34    1.34   18.12    6.75       1.32   17.79       1.03  130.81    1.78
METF  Metropolitan Fin. Corp. of OH           3.96     3.64    0.69   17.52    4.40       0.65   16.45       0.56  108.45    0.79
MCBS  Mid Continent Bancshares of KS(8)      10.06    10.06    1.01   10.07    4.52       1.10   10.99       0.27   71.69    0.29
MIFC  Mid Iowa Financial Corp. of IA          9.36     9.35    1.21   12.97    7.19       1.33   14.29       0.21  105.32    0.41
MCBN  Mid-Coast Bancorp of ME                 8.34     8.34    0.76    8.86    5.49       0.71    8.30       1.09   48.53    0.66
MWBI  Midwest Bancshares, Inc. of IA          7.23     7.23    0.88   12.56    7.35       0.78   11.14       0.73   52.45    0.62
MWFD  Midwest Fed. Fin. Corp of WI(8)         8.81     8.50    1.15   13.20    4.88       1.13   13.01        NA      NA     1.02
MFFC  Milton Fed. Fin. Corp. of OH           11.84    11.84    0.65    4.81    3.61       0.62    4.64       0.26   83.77    0.35
MIVI  Miss. View Hold. Co. of MN             17.61    17.61    1.06    5.78    5.33       1.04    5.67       0.56  225.65    1.90
MBSP  Mitchell Bancorp, Inc. of NC           40.12    40.12    1.52    3.59    3.25       1.52    3.59       1.77   29.42    0.64

                               [RESTUBBED TABLE]


                                                            Pricing Ratios                      Dividend Data(6)
                                                _________________________________________      _____________________
                                                                        Price/  Price/       Ind.   Divi-
                                               Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                        Earning   Book   Assets    Book  Earnings      Share   Yield   Ratio(7)
----------------------                        _______ _______ _______ _______ _______      _______ _______ _______
                                                (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
HWEN  Home Financial Bancorp of IN             23.65  112.04   19.68  112.04   27.34         0.10    1.14   27.03
HPBC  Home Port Bancorp, Inc. of MA*           13.71  206.01   21.99  206.01   13.79         0.80    3.33   45.71
HMCI  HomeCorp, Inc. of Rockford IL(8)           NM   208.33   14.16  208.33     NM          0.00    0.00    0.00
HFBC  HopFed Bancorp of KY(8)                  27.59  120.66   27.26  120.66   27.59         0.00    0.00    0.00
HZFS  Horizon Fin'l. Services of IA            16.87  132.33   13.45  132.33   21.21         0.18    1.29   21.69
HRZB  Horizon Financial Corp. of WA*           16.51  158.17   25.19  158.17   16.67         0.44    2.44   40.37
IBSF  IBS Financial Corp. of NJ                  NM   144.58   25.64  144.58     NM          0.40    2.34     NM
ITLA  ITLA Capital Corp of CA*                 12.99  160.83   17.24  161.49   12.99         0.00    0.00    0.00
IFSB  Independence FSB of DC                   14.80  113.35    8.21  127.31     NM          1.00    6.20     NM
INCB  Indiana Comm. Bank, SB of IN(8)            NM   165.59   19.67  165.59     NM          0.36    1.76   67.92
INBI  Industrial Bancorp of OH                 18.38  154.07   25.76  154.07   18.38         0.56    3.05   56.00
IWBK  Interwest Bancorp of WA                  15.58  239.28   16.10  243.38   17.89         0.72    1.81   28.24
IPSW  Ipswich SB of Ipswich MA*                15.59  292.34   15.22  292.34   19.08         0.16    1.10   17.20
JXVL  Jacksonville Bancorp of TX               15.40  150.82   22.06  150.82   15.40         0.50    2.35   36.23
JXSB  Jcksnville SB,MHC of IL (45.6)             NM   231.28   24.40  231.28     NM          0.30    1.43   56.60
JSBA  Jefferson Svgs Bancorp of MO             25.52  218.25   19.70  278.40   26.33         0.28    1.13   28.87
JOAC  Joachim Bancorp, Inc. of MO(8)             NM   119.82   33.72  119.82     NM          0.50    3.05     NM
KSAV  KS Bancorp of Kenly NC                   17.39  145.45   18.63  145.45   17.39         0.80    3.33   57.97
KSBK  KSB Bancorp of Kingfield ME*             15.57  213.72   15.73  224.85   15.57         0.10    0.53    8.20
KFBI  Klamath First Bancorp of OR              27.06  159.50   23.51  175.44   27.06         0.32    1.39   37.65
LSBI  LSB Fin. Corp. of Lafayette IN           17.55  149.63   12.92  149.63   19.89         0.40    1.42   24.84
LVSB  Lakeview Financial of NJ                 15.18  191.87   20.50  226.67   24.52         0.13    0.51    7.74
LARK  Landmark Bancshares, Inc of KS           15.07  112.88   15.90  112.88   16.67         0.40    1.82   27.40
LARL  Laurel Capital Group of PA               16.33  210.99   22.30  210.99   16.21         0.35    1.60   26.12
LSBX  Lawrence Savings Bank of MA*              8.67  186.77   19.52  186.77    8.76         0.00    0.00    0.00
LFED  Leeds FSB, MHC of MD (36.3)                NM   229.26   38.13  229.26     NM          0.56    2.67     NM
LXMO  Lexington B&L Fin. Corp. of MO           24.01  113.73   30.28  113.73   24.01         0.30    1.78   42.86
LIFB  Life Bancorp of Norfolk VA(8)            26.58  221.89   23.77  228.10   28.70         0.48    1.34   35.56
LFCO  Life Financial Corp of CA                10.96  200.13   33.67  200.13   10.96         0.00    0.00    0.00
LFBI  Little Falls Bancorp of NJ               29.17  132.48   15.47  143.66     NM          0.20    1.04   30.30
LOGN  Logansport Fin. Corp. of IN              16.33  121.95   23.43  121.95   15.84         0.40    2.50   40.82
LONF  London Financial Corp. of OH             19.14  151.52   20.85  151.52   20.67         0.24    1.55   29.63
LISB  Long Island Bancorp, Inc of NY           23.70  215.61   19.78  217.58   28.74         0.60    1.20   28.44
MAFB  MAF Bancorp, Inc. of IL                  15.04  216.87   16.53  246.18   15.29         0.28    0.74   11.07
MBLF  MBLA Financial Corp. of MO               20.21  127.69   16.19  127.69   19.93         0.40    1.40   28.37
MECH  MECH Financial Inc of CT*                 9.94  160.75   16.73  160.75    9.98         0.00    0.00    0.00
MFBC  MFB Corp. of Mishawaka IN                21.60  131.00   16.63  131.00   21.77         0.34    1.26   27.20
MLBC  ML Bancorp of Villanova PA(8)            25.53  226.72   15.69  242.90     NM          0.40    1.31   33.33
MSBF  MSB Financial, Inc of MI                 18.68  160.98   27.15  160.98   20.24         0.30    1.76   32.97
MARN  Marion Capital Holdings of IN            16.49  116.50   24.21  119.05   16.49         0.88    3.38   55.70
MRKF  Market Fin. Corp. of OH                    NM   110.71   39.37  110.71     NM          0.28    1.67   65.12
MFSL  Maryland Fed. Bancorp of MD              26.54  196.56   16.67  198.75   18.79         0.45    1.49   39.47
MASB  MassBank Corp. of Reading MA*            16.58  162.59   18.23  164.92   17.97         1.00    2.12   35.09
MFLR  Mayflower Co-Op. Bank of MA*             17.08  178.40   17.20  181.38   18.07         0.80    3.21   54.79
MDBK  Medford Bancorp, Inc. of MA*             16.53  185.68   16.60  197.24   17.15         0.72    1.73   28.69
MERI  Meritrust FSB of Thibodaux LA(8)         19.94  272.80   23.17  272.80   19.94         0.70    1.00   19.94
MWBX  MetroWest Bank of MA*                    14.81  252.37   18.54  252.37   15.09         0.12    1.50   22.22
METF  Metropolitan Fin. Corp. of OH            22.72     NM    14.20     NM    24.19         0.00    0.00    0.00
MCBS  Mid Continent Bancshares of KS(8)        22.13  211.40   21.26  211.40   20.27         0.40    0.92   20.41
MIFC  Mid Iowa Financial Corp. of IA           13.91  167.07   15.64  167.30   12.63         0.08    0.65    8.99
MCBN  Mid-Coast Bancorp of ME                  18.23  158.87   13.24  158.87   19.44         0.52    1.49   27.08
MWBI  Midwest Bancshares, Inc. of IA           13.61  161.38   11.67  161.38   15.35         0.24    1.42   19.35
MWFD  Midwest Fed. Fin. Corp of WI(8)          20.50  254.24   22.41  263.64   20.80         0.34    1.19   24.46
MFFC  Milton Fed. Fin. Corp. of OH             27.68  135.61   16.06  135.61   28.70         0.60    3.87     NM
MIVI  Miss. View Hold. Co. of MN               18.75  114.96   20.24  114.96   19.13         0.32    1.71   32.00
MBSP  Mitchell Bancorp, Inc. of NC               NM   110.86   44.48  110.86     NM          0.40    2.32   71.43

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                             Exhibit 1B (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of February 13, 1998

                                                              Key Financial Ratios                           Asset Quality Ratios
                                             __________________________________________________________    _______________________
                                                      Tang.      Reported Earnings       Core Earnings
                                             Equity/ Equity/  ______________________    _______________      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       _______ _______ _______ _______ _______    _______ _______    _______ _______ _______
                                              (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
MBBC  Monterey Bay Bancorp of CA             11.50    10.67    0.47    4.06    2.92       0.43    3.71       0.76   51.39    0.60
MONT  Montgomery Fin. Corp. of IN            18.60    18.60    0.72    4.29    3.43       0.72    4.29        NA      NA     0.19
MSBK  Mutual SB, FSB of Bay City MI           6.58     6.58    0.08    1.25    0.92       0.01    0.10       0.07  434.66    0.62
MYST  Mystic Financial of MA*                19.47    19.47    0.78    4.00    3.14       0.78    4.00       0.24  267.67    0.84
NHTB  NH Thrift Bancshares of NH              7.82     6.72    0.70    9.26    5.08       0.55    7.30       0.87  105.97    1.14
NSLB  NS&L Bancorp, Inc of Neosho MO         19.77    19.63    0.77    3.83    3.63       0.73    3.65       0.14   51.16    0.13
NSSY  NSS Bancorp of CT*                      7.90     7.66    1.05   13.49    6.73       1.19   15.30       1.31   73.30    1.46
NMSB  Newmil Bancorp, Inc. of CT*             9.32     9.32    0.85    8.52    5.16       0.86    8.64       0.90  172.67    3.24
NASB  North American SB, FSB of MO            8.07     7.84    1.53   20.15    8.15       1.27   16.65       3.07   27.82    0.98
NBSI  North Bancshares of Chicago IL         13.49    13.49    0.52    3.69    2.46       0.50    3.52        NA      NA     0.26
FFFD  North Central Bancshares of IA         22.92    22.92    1.83    7.49    5.99       1.83    7.49        NA      NA     1.11
NEIB  Northeast Indiana Bncrp of IN          14.37    14.37    1.20    7.72    5.52       1.20    7.72       0.17  350.00    0.67
NWEQ  Northwest Equity Corp. of WI           11.60    11.60    1.06    9.03    5.81       1.01    8.66        NA      NA     0.58
NWSB  Northwest SB, MHC of PA (30.7)          9.65     9.09    0.96    9.86    2.85       0.96    9.86       0.72   86.28    0.85
NSSB  Norwich Financial Corp. of CT(8)*      12.03    11.05    1.13    9.94    4.60       0.91    7.99       1.02  175.07    2.60
NTMG  Nutmeg FS&LA of CT                      5.51     5.51    0.68   12.20    6.38       0.43    7.83        NA      NA     0.55
OHSL  OHSL Financial Corp. of OH             10.90    10.90    0.87    7.88    5.31       0.84    7.54       0.30   73.10    0.31
OCFC  Ocean Fin. Corp. of NJ                 15.17    15.17    1.01    5.69    4.59       1.00    5.62       0.52   83.85    0.86
OTFC  Oregon Trail Fin. Corp. of OR          12.49    12.49    0.93    8.04    3.52       0.94    8.16       0.18  180.70    0.55
OFCP  Ottawa Financial Corp. of MI            8.62     7.01    0.87    9.92    4.75       0.83    9.43       0.34  109.69    0.44
PFFB  PFF Bancorp of Pomona CA                9.71     9.61    0.54    5.26    4.05       0.52    4.99       1.40   67.00    1.38
PSFI  PS Financial of Chicago IL             37.32    37.32    1.96    6.07    5.05       1.99    6.15       0.68   31.79    0.52
PVFC  PVF Capital Corp. of OH                 7.28     7.28    1.36   19.21    8.64       1.28   18.10       1.06   65.77    0.75
PALM  Palfed, Inc. of Aiken SC(8)             8.51     8.51    0.39    4.82    1.83       0.67    8.26       2.04   53.36    1.30
PBCI  Pamrapo Bancorp, Inc. of NJ            12.88    12.80    1.37   10.35    6.85       1.31    9.89       2.20   29.81    1.16
PFED  Park Bancorp of Chicago IL             23.14    23.14    1.11    4.84    4.51       1.14    4.95       0.23  125.00    0.73
PVSA  Parkvale Financial Corp of PA           7.91     7.87    1.07   14.01    6.42       1.07   14.01       0.36  397.79    1.88
PBHC  Pathfinder BC MHC of NY (46.1)*        11.87     9.97    1.06    9.22    3.37       0.95    8.30        NA      NA     0.68
PEEK  Peekskill Fin. Corp. of NY             26.10    26.10    1.14    4.28    4.12       1.14    4.28       0.90   39.49    1.34
PFSB  PennFed Fin. Services of NJ             6.96     5.96    0.81   11.02    6.34       0.80   10.92       0.58   33.00    0.28
PWBC  PennFirst Bancorp of PA                 8.37     7.44    0.67    8.85    4.97       0.67    8.85       0.68   87.79    1.45
PWBK  Pennwood Bancorp, Inc. of PA           18.34    18.34    0.99    5.21    3.95       1.09    5.71       1.49   42.39    1.04
PBKB  People's Bancshares of MA*              4.10     3.93    0.83   15.42    6.36       0.43    7.92       0.57   98.78    1.04
PFDC  Peoples Bancorp of Auburn IN           15.27    15.27    1.49    9.76    5.36       1.49    9.76       0.30  102.04    0.37
PBCT  Peoples Bank, MHC of CT (40.1)*         9.02     9.01    1.16   13.70    3.94       0.75    8.85       0.68  153.86    1.57
TSBS  Peoples Bcrp, MHC of NJ (35.9)(8)*     16.95    15.25    1.30    7.51    2.01       0.91    5.27        NA      NA      NA
PFFC  Peoples Fin. Corp. of OH               18.85    18.85    0.96    5.10    3.34       0.95    5.01       0.04  480.65    0.25
PHBK  Peoples Heritage Fin Grp of ME*         6.99     5.25    1.25   16.39    5.94       1.24   16.20       0.88  114.30    1.40
PSFC  Peoples Sidney Fin. Corp of OH         24.73    24.73    1.15    5.90    3.48       1.15    5.90       1.13   34.69    0.45
PERM  Permanent Bancorp, Inc. of IN          10.00     9.88    0.62    6.51    4.39       0.61    6.46       0.70   70.95    0.97
PMFI  Perpetual Midwest Fin. of IA(8)         8.92     8.92    0.49    5.66    3.58       0.44    5.05       0.39  193.33    0.86
PERT  Perpetual of SC, MHC (46.8)(8)         11.91    11.91    0.80    6.41    1.95       0.89    7.07        NA      NA     1.04
PCBC  Perry Co. Fin. Corp. of MO             19.23    19.23    1.08    5.70    4.58       1.08    5.70       0.01  277.78    0.17
PHFC  Pittsburgh Home Fin Corp of PA          8.23     8.13    0.82    7.69    6.11       0.70    6.61       1.68   28.88    0.76
PFSL  Pocahnts Fed, MHC of AR (47.0)(8)       6.33     6.33    0.63   10.08    3.59       0.62    9.94        NA      NA     1.02
PTRS  Potters Financial Corp of OH            8.81     8.81    0.96   10.97    6.27       0.95   10.79       0.44  389.09    2.65
PKPS  Poughkeepsie Fin. Corp. of NY(8)        8.30     8.30    0.27    3.28    1.76       0.35    4.15       4.03   26.72    1.40
PHSB  Ppls Home SB, MHC of PA (45.0)         13.66    13.66    0.73    6.80    2.99       0.71    6.55       0.45  148.08    1.37
PRBC  Prestige Bancorp of PA                 10.91    10.91    0.60    5.15    4.56       0.58    5.03       0.43   65.96    0.42
PFNC  Progress Financial Corp. of PA          5.33     4.75    0.89   17.05    5.50       0.71   13.57        NA      NA      NA
PSBK  Progressive Bank, Inc. of NY(8)*        8.88     8.05    0.98   11.44    6.21       0.96   11.19       0.74  150.14    1.71
PROV  Provident Fin. Holdings of CA          11.58    11.58    0.77    5.71    4.66       0.41    3.02        NA      NA      NA
PULB  Pulaski SB, MHC of MO (29.8)(8)        13.30    13.30    1.21    9.31    2.40       1.06    8.14       0.70   49.04    0.42
PLSK  Pulaski SB, MHC of NJ (46.0)           11.94    11.94    0.63    6.25    2.65       0.63    6.25        NA      NA      NA
PULS  Pulse Bancorp of S. River NJ            8.19     8.19    1.09   13.66    7.12       1.11   13.81       0.98   43.79    1.67
QCFB  QCF Bancorp of Virginia MN             16.45    16.45    1.65    9.37    6.64       1.65    9.37       0.31  263.89    2.00

                               [RESTUBBED TABLE]

                                                               Pricing Ratios                      Dividend Data(6)
                                                   _________________________________________      _______________________
                                                                           Price/  Price/        Ind.   Divi-
                                                   Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                            Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                            _______ _______ _______ _______ _______      _______ _______ _______
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
MBBC  Monterey Bay Bancorp of CA                   NM   136.26   15.67  146.93     NM          0.14    0.70   24.14
MONT  Montgomery Fin. Corp. of IN                29.11  107.74   20.04  107.74   29.11         0.22    1.72   50.00
MSBK  Mutual SB, FSB of Bay City MI                NM   131.18    8.63  131.18     NM          0.00    0.00    0.00
MYST  Mystic Financial of MA*                      NM   127.38   24.81  127.38     NM          0.00    0.00    0.00
NHTB  NH Thrift Bancshares of NH                 19.70  161.96   12.67  188.59   25.00         0.60    3.08   60.61
NSLB  NS&L Bancorp, Inc of Neosho MO             27.55  106.14   20.99  106.91   28.90         0.50    2.84     NM
NSSY  NSS Bancorp of CT*                         14.86  187.81   14.84  193.67   13.10         0.40    0.98   14.49
NMSB  Newmil Bancorp, Inc. of CT*                19.37  161.01   15.00  161.01   19.10         0.32    2.33   45.07
NASB  North American SB, FSB of MO               12.27  229.51   18.52  236.29   14.85         1.00    1.65   20.20
NBSI  North Bancshares of Chicago IL               NM   154.14   20.79  154.14     NM          0.40    2.24     NM
FFFD  North Central Bancshares of IA             16.71  128.34   29.42  128.34   16.71         0.25    1.29   21.55
NEIB  Northeast Indiana Bncrp of IN              18.12  137.85   19.81  137.85   18.12         0.34    1.59   28.81
NWEQ  Northwest Equity Corp. of WI               17.21  152.51   17.70  152.51   17.95         0.60    2.86   49.18
NWSB  Northwest SB, MHC of PA (30.7)               NM   332.10   32.03     NM      NM          0.16    1.11   39.02
NSSB  Norwich Financial Corp. of CT(8)           21.72  204.88   24.65  223.13   27.01         0.56    1.80   39.16
NTMG  Nutmeg FS&LA of CT                         15.67  178.57    9.85  178.57   24.42         0.20    1.90   29.85
OHSL  OHSL Financial Corp. of OH                 18.83  145.38   15.84  145.38   19.68         0.88    2.89   54.32
OCFC  Ocean Fin. Corp. of NJ                     21.80  132.57   20.11  132.57   22.07         0.80    2.18   47.62
OTFC  Oregon Trail Fin. Corp. of OR              28.38  168.05   20.99  168.05   27.94         0.20    1.12   31.75
OFCP  Ottawa Financial Corp. of MI               21.04  207.93   17.92  255.60   22.13         0.40    1.34   28.17
PFFB  PFF Bancorp of Pomona CA                   24.68  130.43   12.66  131.76   26.00         0.00    0.00    0.00
PSFI  PS Financial of Chicago IL                 19.79   96.54   36.03   96.54   19.52         0.48    3.37   66.67
PVFC  PVF Capital Corp. of OH                    11.58  202.76   14.76  202.76   12.29         0.00    0.00    0.00
PALM  Palfed, Inc. of Aiken SC(8)                  NM   249.07   21.20  249.07     NM          0.12    0.45   24.49
PBCI  Pamrapo Bancorp, Inc. of NJ                14.61  152.31   19.62  153.30   15.29         1.00    3.85   56.18
PFED  Park Bancorp of Chicago IL                 22.18  107.63   24.91  107.63   21.66         0.00    0.00    0.00
PVSA  Parkvale Financial Corp of PA              15.58  204.24   16.16  205.41   15.58         0.52    1.61   25.12
PBHC  Pathfinder BC MHC of NY (46.1)*            29.64  260.35   30.91  310.16     NM          0.19    0.92   27.14
PEEK  Peekskill Fin. Corp. of NY                 24.25  107.40   28.04  107.40   24.25         0.36    2.22   53.73
PFSB  PennFed Fin. Services of NJ                15.77  164.47   11.44  191.89   15.91         0.14    0.80   12.61
PWBC  PennFirst Bancorp of PA                    20.14  147.61   12.35  165.92   20.14         0.36    1.88   37.89
PWBK  Pennwood Bancorp, Inc. of PA               25.30  136.99   25.12  136.99   23.08         0.36    1.71   43.37
PBKB  People's Bancshares of MA*                 15.72  253.13   10.37  263.75     NM          0.48    2.12   33.33
PFDC  Peoples Bancorp of Auburn IN               18.65  177.36   27.08  177.36   18.65         0.44    1.87   34.92
PBCT  Peoples Bank, MHC of CT (40.1)*            25.39  320.70   28.92  320.98     NM          0.76    2.08   52.78
TSBS  Peoples Bcrp, MHC of NJ (35.9)(8             NM      NM    61.23     NM      NM          0.35    0.81   40.23
PFFC  Peoples Fin. Corp. of OH                   29.91  152.69   28.78  152.69     NM          0.50    2.99     NM
PHBK  Peoples Heritage Fin Grp of ME*            16.84  260.54   18.22  346.78   17.03         0.88    1.97   33.21
PSFC  Peoples Sidney Fin. Corp of OH             28.72  124.86   30.88  124.86   28.72         0.28    1.52   43.75
PERM  Permanent Bancorp, Inc. of IN              22.80  142.79   14.28  144.52   22.98         0.44    1.54   35.20
PMFI  Perpetual Midwest Fin. of IA(8)            27.94  154.14   13.74  154.14     NM          0.30    1.05   29.41
PERT  Perpetual of SC, MHC (46.8)(8)               NM   320.51   38.17  320.51     NM          1.40    2.15     NM
PCBC  Perry Co. Fin. Corp. of MO                 21.85  118.38   22.77  118.38   21.85         0.40    1.71   37.38
PHFC  Pittsburgh Home Fin Corp of PA             16.36  139.78   11.50  141.47   19.02         0.24    1.37   22.43
PFSL  Pocahnts Fed, MHC of AR (47.0)(8           27.83  273.42   17.29  273.42   28.22         0.90    2.22   61.64
PTRS  Potters Financial Corp of OH               15.94  170.80   15.04  170.80   16.21         0.20    1.05   16.67
PKPS  Poughkeepsie Fin. Corp. of NY(8)             NM   187.67   15.57  187.67     NM          0.24    2.22     NM
PHSB  Ppls Home SB, MHC of PA (45.0)               NM   183.46   25.07  183.46     NM          0.24    1.28   42.86
PRBC  Prestige Bancorp of PA                     21.95  110.54   12.06  110.54   22.48         0.20    1.06   23.26
PFNC  Progress Financial Corp. of PA             18.18  279.23   14.89  313.11   22.86         0.12    0.75   13.64
PSBK  Progressive Bank, Inc. of NY(8)*           16.11  177.00   15.72  195.21   16.48         0.80    2.21   35.56
PROV  Provident Fin. Holdings of CA              21.45  124.99   14.47  124.99     NM          0.00    0.00    0.00
PULB  Pulaski SB, MHC of MO (29.8)(8)              NM      NM    50.21     NM      NM          1.10    2.56     NM
PLSK  Pulaski SB, MHC of NJ (46.0)                 NM   194.36   23.20  194.36     NM          0.30    1.50   56.60
PULS  Pulse Bancorp of S. River NJ               14.05  181.69   14.89  181.69   13.90         0.80    3.08   43.24
QCFB  QCF Bancorp of Virginia MN                 15.06  144.72   23.81  144.72   15.06         0.00    0.00    0.00

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                             Exhibit 1B (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of February 13, 1998

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            __________________________________________________________    _______________________
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ______________________    _______________      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       _______ _______ _______ _______ _______    _______ _______    _______ _______ _______
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
QCBC  Quaker City Bancorp of CA               8.63     8.63    0.73    8.41    6.20       0.70    8.08       1.33   70.08    1.18
QCSB  Queens County Bancorp of NY*           11.22    11.22    1.54   11.21    3.79       1.55   11.28       0.69   89.32    0.69
RARB  Raritan Bancorp of Raritan NJ*          7.37     7.25    1.02   13.34    5.82       1.01   13.18       0.39  208.57    1.26
REDF  RedFed Bancorp of Redlands CA(8)        8.32     8.29    1.01   12.28    6.41       1.01   12.28        NA      NA     0.86
RELY  Reliance Bancorp, Inc. of NY            8.56     5.82    0.90   10.87    5.53       0.94   11.39       0.56   69.33    0.88
RELI  Reliance Bancshares Inc of WI          50.09    50.09    1.06    2.16    1.88       1.11    2.27        NA      NA     0.57
RIVR  River Valley Bancorp of IN             12.72    12.54    0.84    7.18    4.79       0.70    5.99       0.71  122.47    1.05
RVSB  Riverview Bancorp of WA                22.73    21.94    1.35    8.56    3.18       1.33    8.40       0.17  218.00    0.58
RSLN  Roslyn Bancorp, Inc. of NY*            17.64    17.55    0.96    5.10    3.21       1.22    6.50       0.18  362.05    2.42
SCCB  S. Carolina Comm. Bnshrs of SC         26.59    26.59    1.15    4.34    3.41       1.15    4.34       0.87   73.62    0.81
SBFL  SB Fngr Lakes MHC of NY (33.1)          9.33     9.33    0.37    3.83    1.42       0.43    4.44       0.50  103.35    1.10
SFED  SFS Bancorp of Schenectady NY          12.29    12.29    0.62    4.91    3.80       0.60    4.74       0.84   53.36    0.58
SGVB  SGV Bancorp of W. Covina CA             7.55     7.44    0.33    4.42    3.51       0.39    5.12       1.23   26.58    0.42
SHSB  SHS Bancorp, Inc. of PA                13.34    13.34    0.67    5.00    4.17       0.67    5.00       1.43   33.94    0.74
SISB  SIS Bancorp, Inc. of MA*                7.24     7.24    0.65    8.83    3.56       0.88   12.06       0.47  279.99    2.67
SWCB  Sandwich Bancorp of MA(8)*              8.10     7.82    0.98   12.12    5.01       0.96   11.83       0.56  140.03    1.11
SFSL  Security First Corp. of OH              9.36     9.22    1.38   14.76    5.67       1.38   14.76       0.43  176.70    0.84
SKAN  Skaneateles Bancorp Inc of NY*          6.90     6.72    0.67    9.83    5.99       0.65    9.49       1.89   52.90    1.19
SOBI  Sobieski Bancorp of S. Bend IN         14.77    14.77    0.62    3.88    2.97       0.56    3.53       0.13  188.68    0.31
SOSA  Somerset Savings Bank of MA(8)*         6.64     6.64    1.15   18.37    7.78       1.12   17.86       4.86   29.23    1.83
SSFC  South Street Fin. Corp. of NC(8)*      14.90    14.90    0.85    3.61    3.34       0.87    3.69       0.16  118.51    0.38
SCBS  Southern Commun. Bncshrs of AL         20.42    20.42    1.15    5.98    3.89       1.15    5.98       2.47   46.11    1.84
SMBC  Southern Missouri Bncrp of MO          16.15    16.15    0.94    5.84    4.42       0.90    5.59       0.88   51.46    0.66
SWBI  Southwest Bancshares of IL(8)          11.96    11.96    1.09    9.85    5.23       1.10    9.92       0.18  115.50    0.29
SVRN  Sovereign Bancorp, Inc. of PA           4.76     3.95    0.48   11.13    3.02       0.65   15.15       0.67   94.38    0.91
STFR  St. Francis Cap. Corp. of WI            7.74     6.85    0.76    9.19    5.14       0.75    9.11       0.21  176.54    0.81
SPBC  St. Paul Bancorp, Inc. of IL            8.99     8.97    1.07   12.14    5.56       1.07   12.14       0.24  291.27    1.00
SFFC  StateFed Financial Corp. of IA         17.54    17.54    1.27    7.17    5.11       1.27    7.17       2.55   10.16    0.33
SFIN  Statewide Fin. Corp. of NJ              9.36     9.34    0.81    8.36    5.23       0.81    8.36       0.38  104.03    0.84
STSA  Sterling Financial Corp. of WA          5.48     5.07    0.51   10.96    4.79       0.46    9.91       0.73   65.29    0.83
SFSB  SuburbFed Fin. Corp. of IL(8)           6.73     6.71    0.66   10.03    4.52       0.53    8.11       0.47   42.37    0.30
ROSE  T R Financial Corp. of NY*              6.27     6.27    0.98   15.68    6.50       0.87   14.01       0.52   74.90    0.72
THRD  TF Financial Corp. of PA                8.39     7.00    0.77    7.24    6.00       0.66    6.16       0.29  117.08    0.80
TPNZ  Tappan Zee Fin., Inc. of NY            17.16    17.16    0.85    4.86    3.71       0.84    4.79       1.39   39.32    1.18
TSBK  Timberland Bancorp of WA               30.46    30.46    1.85    6.06    4.69       1.85    6.06        NA      NA     0.91
TRIC  Tri-County Bancorp of WY               15.37    15.37    1.02    6.67    5.31       1.05    6.85        NA      NA     1.01
TWIN  Twin City Bancorp, Inc. of TN          12.94    12.94    0.85    6.65    4.73       0.72    5.62       0.16   88.17    0.20
USAB  USABancshares, Inc of PA*               8.43     8.30    0.49    5.72    3.20       0.43    5.01       0.57   70.22    0.75
UCBC  Union Community Bancorp of IN          36.48    36.48    1.58    4.33    4.05       1.58    4.33       0.59   32.52    0.22
UFRM  United FSB of Rocky Mount NC(8)         7.23     7.23    0.65    8.66    3.14       0.42    5.62       1.06   88.10    1.10
UBMT  United Fin. Corp. of MT                24.01    24.01    1.41    6.09    4.65       1.40    6.04       0.48   15.21    0.22
UTBI  United Tenn. Bancshares of TN          24.48    24.48    1.25    5.10    4.71       1.25    5.10       0.75  123.77    1.27
VABF  Va. Beach Fed. Fin. Corp of VA          7.15     7.15    0.61    8.99    4.23       0.50    7.31       1.24   59.40    0.95
WHGB  WHG Bancshares of MD                   20.11    20.11    0.77    3.48    3.04       0.78    3.55       0.85   29.87    0.32
WSFS  WSFS Financial Corp. of DE*             5.72     5.69    1.12   20.56    6.60       1.10   20.25       1.39  117.68    3.15
WVFC  WVS Financial Corp. of PA              10.66    10.66    1.31   11.07    6.09       1.32   11.17       0.20  312.48    1.14
WRNB  Warren Bancorp of Peabody MA*          10.79    10.79    2.00   19.45    8.63       1.78   17.31       0.83  132.18    1.68
WSBI  Warwick Community Bncrp of NY*         23.76    23.76    1.04    4.37    3.44       1.04    4.37       0.69   67.04    0.80
WFSL  Washington Federal, Inc. of WA         12.89    11.90    1.88   15.54    7.46       1.85   15.32       0.60   69.21    0.56
WAMU  Washington Mutual, Inc. of WA*          5.35     4.98    0.50    9.55    1.90       0.92   17.75        NA      NA     0.99
WYNE  Wayne Bancorp, Inc. of NJ              12.43    12.43    0.86    6.10    4.55       0.86    6.10       0.89   88.41    1.18
WAYN  Wayne Svgs Bks MHC of OH (47.8          9.53     9.53    0.73    7.89    2.87       0.68    7.40       0.58   65.29    0.46
WCFB  Wbstr Cty FSB MHC of IA (45.2)         23.38    23.38    1.43    6.14    3.20       1.43    6.14       0.07  560.00    0.72
WBST  Webster Financial Corp. of CT           5.44     4.75    0.54   10.34    3.62       0.82   15.76       0.65  114.22    1.34
WEFC  Wells Fin. Corp. of Wells MN           14.71    14.71    1.09    7.67    6.11       1.07    7.46        NA      NA      NA
WCBI  WestCo Bancorp, Inc. of IL             15.38    15.38    1.51    9.79    6.59       1.41    9.13       0.19  147.79    0.37

                               [RESTUBBED TABLE]


                                                             Pricing Ratios                      Dividend Data(6)
                                                 _________________________________________      _______________________
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           _______ _______ _______ _______ _______      _______ _______ _______
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
--------------------------------------
QCBC  Quaker City Bancorp of CA                   16.14  130.32   11.24  130.32   16.80         0.00    0.00    0.00
QCSB  Queens County Bancorp of NY*                26.39  332.17   37.25  332.17   26.21         0.80    2.11   55.56
RARB  Raritan Bancorp of Raritan NJ*              17.18  221.34   16.31  224.90   17.39         0.60    2.14   36.81
REDF  RedFed Bancorp of Redlands CA(8)            15.60  177.99   14.81  178.63   15.60         0.00    0.00    0.00
RELY  Reliance Bancorp, Inc. of NY                18.09  170.68   14.60  250.74   17.26         0.64    1.88   34.04
RELI  Reliance Bancshares Inc of WI                 NM   116.30   58.25  116.30     NM          0.00    0.00    0.00
RIVR  River Valley Bancorp of IN                  20.88  128.38   16.33  130.23   25.00         0.20    1.05   21.98
RVSB  Riverview Bancorp of WA                       NM   174.36   39.64  180.66     NM          0.12    0.71   22.22
RSLN  Roslyn Bancorp, Inc. of NY*                   NM   162.04   28.58  162.85   24.46         0.28    1.23   38.36
SCCB  S. Carolina Comm. Bnshrs of SC              29.33  126.80   33.71  126.80   29.33         0.64    2.91     NM
SBFL  SB Fngr Lakes MHC of NY (33.1)                NM   260.07   24.27  260.07     NM          0.40    1.29     NM
SFED  SFS Bancorp of Schenectady NY               26.30  130.44   16.03  130.44   27.22         0.32    1.38   36.36
SGVB  SGV Bancorp of W. Covina CA                 28.51  123.76    9.34  125.58   24.62         0.00    0.00    0.00
SHSB  SHS Bancorp, Inc. of PA                     23.96  119.87   15.99  119.87   23.96         0.00    0.00    0.00
SISB  SIS Bancorp, Inc. of MA*                    28.10  213.18   15.43  213.18   20.59         0.64    1.66   46.72
SWCB  Sandwich Bancorp of MA(8)*                  19.98  230.88   18.70  239.18   20.47         1.40    2.80   56.00
SFSL  Security First Corp. of OH                  17.65  250.60   23.45  254.24   17.65         0.32    1.52   26.89
SKAN  Skaneateles Bancorp Inc of NY*              16.71  157.56   10.87  161.90   17.30         0.28    1.44   24.14
SOBI  Sobieski Bancorp of S. Bend IN                NM   136.00   20.09  136.00     NM          0.32    1.44   48.48
SOSA  Somerset Savings Bank of MA(8)*             12.86  215.35   14.29  215.35   13.23         0.00    0.00    0.00
SSFC  South Street Fin. Corp. of NC(8)            29.95  176.92   26.36  176.92   29.27         0.40    3.11     NM
SCBS  Southern Commun. Bncshrs of AL              25.71  141.40   28.87  141.40   25.71         0.30    1.67   42.86
SMBC  Southern Missouri Bncrp of MO               22.61  129.89   20.98  129.89   23.61         0.50    2.35   53.19
SWBI  Southwest Bancshares of IL(8)               19.13  178.05   21.29  178.05   19.00         0.80    2.77   52.98
SVRN  Sovereign Bancorp, Inc. of PA                 NM   276.58   13.16  333.17   24.33         0.08    0.40   13.11
STFR  St. Francis Cap. Corp. of WI                19.45  177.21   13.72  200.37   19.63         0.56    1.29   25.11
SPBC  St. Paul Bancorp, Inc. of IL                17.99  209.03   18.80  209.56   17.99         0.40    1.60   28.78
SFFC  StateFed Financial Corp. of IA              19.57  136.92   24.01  136.92   19.57         0.20    1.48   28.99
SFIN  Statewide Fin. Corp. of NJ                  19.12  158.65   14.85  158.98   19.12         0.44    1.93   36.97
STSA  Sterling Financial Corp. of WA              20.87  176.60    9.68  191.08   23.08         0.00    0.00    0.00
SFSB  SuburbFed Fin. Corp. of IL(8)               22.10  208.62   14.04  209.25   27.32         0.32    0.66   14.55
ROSE  T R Financial Corp. of NY*                  15.39  221.40   13.88  221.40   17.22         0.68    2.24   34.52
THRD  TF Financial Corp. of PA                    16.67  162.21   13.61  194.36   19.62         0.40    1.57   26.14
TPNZ  Tappan Zee Fin., Inc. of NY                 26.97  130.57   22.40  130.57   27.36         0.28    1.48   40.00
TSBK  Timberland Bancorp of WA                    21.33  129.24   39.36  129.24   21.33         0.00    0.00    0.00
TRIC  Tri-County Bancorp of WY                    18.83  122.36   18.80  122.36   18.35         0.40    2.76   51.95
TWIN  Twin City Bancorp, Inc. of TN               21.13  137.87   17.84  137.87   25.00         0.40    2.67   56.34
USAB  USABancshares, Inc of PA*                     NM   135.14   11.39  137.17     NM          0.00    0.00    0.00
UCBC  Union Community Bancorp of IN               24.67  106.79   38.96  106.79   24.67         0.00    0.00    0.00
UFRM  United FSB of Rocky Mount NC(8)               NM   261.24   18.89  261.24     NM          0.24    1.32   42.11
UBMT  United Fin. Corp. of MT                     21.52  129.69   31.14  129.69   21.69         1.00    3.81     NM
UTBI  United Tenn. Bancshares of TN               21.21  108.11   26.47  108.11   21.21         0.00    0.00    0.00
VABF  Va. Beach Fed. Fin. Corp of VA              23.67  204.02   14.60  204.02   29.10         0.24    1.35   32.00
WHGB  WHG Bancshares of MD                          NM   124.65   25.07  124.65     NM          0.32    1.80   59.26
WSFS  WSFS Financial Corp. of DE*                 15.15  287.36   16.45  289.02   15.38         0.00    0.00    0.00
WVFC  WVS Financial Corp. of PA                   16.43  197.07   21.01  197.07   16.28         1.20    3.43   56.34
WRNB  Warren Bancorp of Peabody MA*               11.59  210.36   22.70  210.36   13.02         0.52    2.35   27.23
WSBI  Warwick Community Bncrp of NY*              29.09  126.98   30.18  126.98   29.09         0.00    0.00    0.00
WFSL  Washington Federal, Inc. of WA              13.41  196.95   25.40  213.46   13.60         0.87    3.14   42.03
WAMU  Washington Mutual, Inc. of WA*                NM   334.39   17.88     NM    28.31         1.16    1.72     NM
WYNE  Wayne Bancorp, Inc. of NJ                   21.96  142.51   17.71  142.51   21.96         0.20    0.85   18.69
WAYN  Wayne Svgs Bks MHC of OH (47.8                NM   267.01   25.46  267.01     NM          0.62    2.19     NM
WCFB  Wbstr Cty FSB MHC of IA (45.2)                NM   190.11   44.45  190.11     NM          0.80    4.00     NM
WBST  Webster Financial Corp. of CT               27.62  227.97   12.41  261.41   18.13         0.80    1.25   34.63
WEFC  Wells Fin. Corp. of Wells MN                16.37  122.27   17.99  122.27   16.82         0.48    2.59   42.48
WCBI  WestCo Bancorp, Inc. of IL                  15.18  147.06   22.62  147.06   16.29         0.68    2.34   35.60

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                             Exhibit 1B (continued)
                      Weekly Thrift Market Line - Part Two
                         Prices As Of February 13, 1998

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            __________________________________________________________    _______________________
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ______________________    _______________      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                        ___ _______ _______ _______ _______    _______ _______    _______ _______ _______
                                              (%)     (%)    (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
WSTR  WesterFed Fin. Corp. of MT             10.40     8.45    0.81    7.25    5.02       0.78    7.03       0.35  136.97    0.73
WOFC  Western Ohio Fin. Corp. of OH          13.87    12.94    0.37    2.65    2.30       0.43    3.09       0.44  115.19    0.66
WWFC  Westwood Fin. Corp. of NJ               9.35     8.41    0.68    7.39    4.07       0.74    7.97       0.15  148.48    0.60
WEHO  Westwood Hmstd Fin Corp of OH          22.45    22.45    0.67    2.33    2.07       1.05    3.68       0.12  171.61    0.23
FFWD  Wood Bancorp of OH                     12.80    12.80    1.44   11.41    3.71       1.29   10.26       0.39   93.94    0.44
YFCB  Yonkers Fin. Corp. of NY               13.54    13.54    1.04    7.04    5.53       1.03    6.97       0.49   71.78    0.82
YFED  York Financial Corp. of PA              8.85     8.85    0.96   11.41    5.31       0.81    9.60       2.22   26.96    0.69

                               [RESTUBBED TABLE]

                                                           Pricing Ratios                      Dividend Data(6)
                                               _________________________________________      _______________________
                                                                       Price/  Price/        Ind.   Divi-
                                               Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
                                              Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
Financial Institution                         _______ _______ _______ _______ _______      _______ _______ _______
---------------------
                                               (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
WSTR  WesterFed Fin. Corp. of MT              19.91  134.02   13.94  164.95   20.54         0.48    1.85   36.92
WOFC  Western Ohio Fin. Corp. of OH             NM   113.30   15.71  121.39     NM          1.00    3.77     NM
WWFC  Westwood Fin. Corp. of NJ               24.57  175.93   16.46  195.74   22.80         0.20    0.70   17.24
WEHO  Westwood Hmstd Fin Corp of OH             NM   140.94   31.64  140.94     NM          0.28    1.87     NM
FFWD  Wood Bancorp of OH                      26.97  298.51   38.20  298.51   30.00         0.34    1.42   38.20
YFCB  Yonkers Fin. Corp. of NY                18.08  124.01   16.79  124.01   18.26         0.28    1.52   27.45
YFED  York Financial Corp. of PA              18.85  204.39   18.10  204.39   22.41         0.52    2.19   41.27

                                   EXHIBIT 2
                       Peer Group Core Earnings Analysis

RP FINANCIALS, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                             Core Earnings Analysis
                        Comparable Institution Analysis
                 For the Twelve Months Ended December 31, 1997

                                                                                                   Estimated
                                             Net Income    Less: Net   Tax Effect   Less: Extd    Core Income              Estimated
                                             to Common    Gains(Loss)    @ 34%        Items        to Common     Shares     Core EPS
                                             ---------    -----------    -----        -----        ---------     ------     --------
Comparagle Group
----------------
GAF   GA Financial Corp. of PA                  8,371        -705         240           0           7,852         7,718       1.02
HRBF  Harbor Federal Bancorp of MD              1,627         -96          33           0           1,564         1,693       0.92
LARL  Laurel Capital Group of PA                2,925          13          -4           0           2,934         2,175       1.35
PEEK  Peekskill Fin. Corp. of NY(1)             2,098           0           0           0           2,098         3,127       0.67
PWBK  Pennwood Bancorp, Inc. of PA(1)             473          65         -22           0             516           570       0.91
PHFC  Pittsburgh Home Fin. Corp. of PA          2,111        -441         150           0           1,820         1,969       0.92
PRBC  Prestige Bancorp of PA                      784         -21           7           0             770           915       0.84
SFED  SFS Bancorp of Schenectady NY             1,068         -56          19           0           1,031         1,208       0.85
THRD  TF Financial Corp. of PA                  4,874      -1,124         382           0           4,123         3,187       1.30
WHGB  WHG Bancshares of MD(1)                     754          15          -5           0             764         1,392       0.55

(1) Financial information is for the quarter ending September 30, 1997.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

                                    Exhibit 3
                            PRO FORMA ANALYSIS SHEET
                            Pennsylvania Savings Bank
                         Prices as of February 13, 1998

                                                                    Peer Group           Pennsylvania Companies     All SAIF Insured
                                                              ------------------         ---------------------    ------------------
Price Multiple                     Symbol    Subject (1)       Mean      Median               Mean  Median           Mean    Median
--------------                     ------    -----------       ----      ------               ----  ------           ----    ------
Price-earnings ratio          =     P/E        26.13x         21.09x      21.95x             18.35x  17.31x         19.91x    19.57x

Price-book ratio              =     P/B        99.50%        138.96%     133.71%            176.94% 164.25%        162.17%   152.82%

Price-assets ratio            =     P/A        19.07%         19.00%      18.15%             15.77%  14.63%         20.38%    18.80%

Valuation Parameters

Pre-Conversion Earnings (Y)         $708,000              ESOP Stock Purchases (E)            8.00%
Pre-Conversion Book Value (B)    $15,245,000              Cost of ESOP Borrowings (S)         0.00%(4)
Pre-Conversion Assets (A)       $129,530,000              ESOP Amortization (T)              10.00 years
Reinvestment Rate (2)(R)                3.98%             1998 MRP Amount (M)                 4.00%
Est. Conversion Expenses (3)(X)         3.39%             1998 MRP Vesting (N)                5.00 years
Tax rate (TAX)                         34.00%             Percentage Sold (PCT)              51.94%



Calculation of Pro Forma Value After Conversion

1.     V=                P/E * Y                                 V= $26,954,178
       ---------------------------------------------------------
       1 - P/E * PCT * ((1-X-E-M)*R - (1-TAX)*E/T - (1-TAX)*M/N)


2.     V=               P/B  * B                                 V= $26,954,178
       ---------------------------------------------------------
       1 - P/B * PCT * (1-X-E-M)

3.     V=               P/A * A                                  V= $26,954,178
       ---------------------------------------------------------
       1 - P/A * PCT * (1-X-E-M)
                                                                           Full
                                                Gross      Exchange  Conversion
Conclusion                                     Proceeds     Ratio         Value

Minimum                                      $11,900,000     1.9005 $22,911,051
Midpoint                                     $14,000,000     2.2358 $26,954,178
Maximum                                      $16,100,000     2.5712 $30,997,305
Supermaximum Value                           $18,515,000     2.9569 $35,646,900

-----------------------
(1) Pricing ratios shown reflect the midpoint of the offering.
(2) Net return reflects a reinvestment rate of 6.03 percent, and a tax rate of 34.00 percent.
(3) Estimated offering expenses based on prospectus.
(4) No cost is applicable since holding company will fund the ESOP loan.

                                    EXHIBIT 4
                     Pro Forma Effect of Conversion Proceeds

                                    Exhibit 4
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                            Pennsylvania Savings Bank
                              At the Minimum Value

1.   Conversion Proceeds
      Full Conversion Value                                                                                 $22,911,051
      Exchange Ratio                                                                                             1.9005

      Offering Proceeds                                                                                     $11,900,000
       Less: Estimated Offering Expenses                                                                        475,000
                                                                                                            -----------
      Net Conversion Proceeds                                                                               $11,425,000

2. Estimated Additional Income from Conversion Proceeds

     Net Conversion Proceeds                                                                                $11,425,000
       Less: Non-Cash Stock Purchases (1)                                                                     1,428,000
                                                                                                            -----------
     Net Proceeds Reinvested                                                                                 $9,997,000
     Estimated net incremental rate of return                                                                     3.98%
     Earnings Increase                                                                                         $397,881
       Less: Estimated cost of ESOP borrowings (2)                                                                    0
       Less: Amortization of ESOP borrowings (3)                                                                 62,832
       Less: 1998 MRP Vesting (4)                                                                                62,832
                                                                                                            -----------
     Net Earnings Increase                                                                                     $272,217

                                                                                               Net
                                                                      Before                Earnings           After
3. Pro Forma Earnings                                               Conversion              Increase        Conversion
                                                                    ----------              --------        ----------
     12 Months ended December 31, 1997 (reported)                      $708,000              $272,217          $980,217
     12 Months ended December 31, 1997 (core)                          $713,000              $272,217          $985,217

                                                                      Before                Net Cash            After
4.   Pro Forma Net Worth                                            Conversion (5)          Proceeds         Conversion
                                                                    --------------          --------         ----------
     Reported as of December 31, 1997                               $15,245,000            $9,997,000       $25,242,000
     Tangible as of December 31, 1997                               $15,237,750            $9,997,000       $25,234,750

                                                                      Before                Net Cash            After
5. Pro Forma Assets                                                Conversion (5)           Proceeds         Conversion
                                                                  --------------            --------         ----------
     Reported as of December 31, 1997                              $129,530,000            $9,997,000      $139,527,000


(1) Includes ESOP and 1998 MRP stock purchases equal to 8.0 percent and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 34.00 percent rate.
(4) 1998 MRP is vested over five years, amortization expense is tax-effected at a 34.00 percent rate.
(5) Includes $247,000 of MHC assets consolidated during the conversion.

                                    Exhibit 4
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                            Pennsylvania Savings Bank
                              At the Midpoint Value

1.   Conversion Proceeds                                                                                   $26,954,178
       Full Conversion Value                                                                                     2.2358
       Exchange Ratio

       Offering Proceeds                                                                                    $14,000,000
        Less: Estimated Offering Expenses                                                                       475,000
                                                                                                            -----------
       Net Conversion Proceeds                                                                              $13,525,000

2.   Estimated Additional Income from Conversion Proceeds

      Net Conversion Proceeds                                                                               $13,525,000
        Less: Non-Cash Stock Purchases (1)                                                                    1,680,OOO
                                                                                                            -----------
      Net Proceeds Reinvested                                                                               $11,845,000
      Estimated net incremental rate of return                                                                    3.98%
      Earnings Increase                                                                                        $471,431
        Less: Estimated cost of ESOP borrowings (2)                                                                   0
        Less: Amortization of ESOP borrowings (3)                                                                73,920
        Less: 1998 MRP Vesting (4)                                                                               73,920
                                                                                                            -----------
      Net Earnings Increase                                                                                    $323,591

                                                                                               Net
                                                                       Before                Earnings           After
3.    Pro Forma Earnings                                            Conversion               Increase        Conversion
                                                                   --------------            --------        -----------
      12 Months ended December 31, 1997 (reported)                    $708,000               $323,591        $1,031,591
      12 Months ended December 31, 1997 (core)                        $713,000               $323,591        $1,036,591

                                                                     Before                Net Cash             After
4.    Pro Forma Net Worth                                         Conversion (5)           Proceeds          Conversion
                                                                  --------------           --------          ----------
      Reported as of December 31, 1997                             $15,245,000            $11,845,000       $27,090,000
      Tangible as of December 31, 1997                             $15,237,750            $11,845,000       $27,082,750

                                                                      Before               Net Cash             After
5. Pro Forma Assets                                               Conversion (5)           Proceeds          Conversion
                                                                  --------------           ---------         ----------
      Reported as of December 31, 1997                            $129,530,000            $11,845,000      $141,375,000

(1) Includes ESOP and 1998 MRP stock purchases equal to 8.0 percent and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 34.00 percent rate.
(4) 1998 MRP is vested over five years, amortization expense is tax-effected at a 34.00 percent rate.
(5) Includes $247,000 of MHC assets consolidated during the conversion.

                                    Exhibit 4
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                            Pennsylvania Savings Bank
                              At the Maximum Value

1.   Conversion Proceeds
      Full Conversion Value                                                                                 $30,997,305
      Exchange Ratio                                                                                             2.5712

      Offering Proceeds                                                                                     $16,100,000
       Less: Estimated Offering Expenses                                                                        475,000
                                                                                                            -----------
      Net Conversion Proceeds                                                                               $15,625,000

2.   Estimated Additional Income from Conversion Proceeds

     Net Conversion Proceeds                                                                                $15,625,000
       Less: Non-Cash Stock Purchases (1)                                                                     1,932,OOO
                                                                                                            -----------
     Net Proceeds Reinvested                                                                                $13,693,000
     Estimated net incremental rate of return                                                                     3.98%
     Earnings Increase                                                                                         $544,981
       Less: Estimated cost of ESOP borrowings (2)                                                                    0
       Less: Amortization of ESOP borrowings (3)                                                                 85,008
       Less: 1998 MRP Vesting (4)                                                                                85,008
                                                                                                            -----------
     Net Earnings Increase                                                                                     $374,965

                                                                                             Net
                                                                    Before                 Earnings            After
3. Pro Forma Earnings                                             Conversion               Increase         Conversion
                                                                  ----------               --------         ----------

     12 Months ended December 31, 1997 (reported)                   $708,000               $374,965          $1,082,965
     12 Months ended December 31, 1997 (core)                       $713,000               $374,965          $1,087,965

                                                                    Before                 Net Cash            After
4. Pro Forma Net Worth                                          Conversion (5)             Proceeds         Conversion
                                                                --------------             --------         ----------
     Reported as of December 31, 1997                            $15,245,000            $13,693,000         $28,938,000
     Tangible as of December 31, 1997                            $15,237,750            $13,693,000         $28,930,750

                                                                  Before                   Net Cash             After
5. Pro Forma Assets                                             Conversion (5)             Proceeds          Conversion
                                                                --------------             --------         ----------
     Reported as of December 31, 1997                           $129,530,000            $13,693,000         $143,223,000



(1) Includes ESOP and 1998 MRP stock purchases equal to 8.0 percent and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 34.00 percent rate.
(4) 1998 MRP is vested over five years, amortization expense is tax-effected at a 34.00 percent rate.
(5) Includes $247,000 of MHC assets consolidated during the conversion.

                                    Exhibit 4
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                            Pennsylvania Savings Bank
                            At the Supermaximum Value

1.  Conversion Proceeds
     Full Conversion Value                                                                                  $35,646,900
     Exchange Ratio                                                                                              2.9569

     Offering Proceeds                                                                                      $18,515,000
     Less: Estimated Offering Expenses                                                                          475,000
                                                                                                            -----------
     Net Conversion Proceeds                                                                                $18,040,000


2.  Estimated Additional Income from Conversion Proceeds

    Net Conversion Proceeds                                                                                 $18,040,000
    Less: Non-Cash Stock Purchases (1)                                                                        2,221,800
                                                                                                            -----------
    Net Proceeds Reinvested                                                                                 $15,818,200
    Estimated net incremental rate of return                                                                      3.98%
    Earnings Increase                                                                                          $629,564
      Less: Estimated cost of ESOP borrowings (2)                                                                     0
      Less: Amortization of ESOP borrowings (3)                                                                  97,759
      Less: 1998 MRP Vesting (4)                                                                                 97,759
                                                                                                            -----------
    Net Earnings Increase                                                                                      $434,046


                                                                                           Net
                                                                  Before                Earnings               After
3. Pro Forma Earnings                                           Conversion              Increase            Conversion
                                                                ----------              --------            ----------

    12 Months ended December 31, 1997 (reported)                    $708,000              $434,046           $1,142,046
    12 Months ended December 31, 1997 (core)                        $713,000              $434,046           $1,147,046

                                                                   Before               Net Cash               After
4.  Pro Forma Net Worth                                         Conversion (5)          Proceeds            Conversion
                                                                --------------          --------            ----------
    Reported as of December 31, 1997                             $15,245,000           $15,818,200          $31,063,200
    Tangible as of December 31, 1997                             $15,237,750           $15,818,200          $31,055,950

                                                                    Before              Net Cash               After
5. Pro Forma Assets                                             Conversion (5)          Proceeds            Conversion
                                                                --------------          --------            ----------
    December 31, 1997                                           $129,530,000           $15,818,200         $145,348,200


(1) Includes ESOP and 1998 MRP stock purchases equal to 8.0 percent and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 vears, amortization expense is tax-effected at a 34.00 percent rate.
(4) 1998 MRP is vested over five years, amortization expense is tax-effected at a 34.00 percent rate.
(5) Includes $247,000 of MHC assets consolidated during the conversion.

                                    Exhibit 5
                           IMPACT OF WAIVED DIVIDENDS
                            Pennsylvania Savings Bank

 Bank Stockholders' Equity @ 12/31/97             $14,998,000  (BOOK)
 Aggregate Amt of Dividends Waived by MHC                  $0  (DIVIDENDS)
 Minority Ownership Interest                            48.50% (PCT)
 Pro Forma Market Value (Rounded)                 $27,000,000  (VALUE)
 Market Value of Assets of the Company (Other
   than Stock in Bank)                               $247,000  (MHC ASSETS)

Two Step Calculation
--------------------
                                                               (BOOK - DIVIDENDS) x PCT
                                                               ------------------------
 Step I -- to Account for Waiver of Dividends        =                  (BOOK)


                                                     =         48.50%

                                                               (VALUE - MHC ASSETS) x Step I
                                                               -----------------------------
 Step II -- to Account for MHC Assets                =                  (VALUE)


                                                     =         48.06%
                                                               ------

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants             FIRM QUALIFICATION STATEMENT

RP Financial provides financial and management consulting and valuation services to the financial services industry nationwide, particularly federally-insured financial institutions. RP Financial establishes long-term client relationships through its wide array of services, emphasis on quality and timeliness, hands-on involvement by our principals and senior consulting staff, and careful structuring of strategic plans and transactions. RP Financial's staff draws from backgrounds in consulting, regulatory agencies and investment banking, thereby providing our clients with considerable resources.

STRATEGIC AND CAPITAL PLANNING

RP Financial's strategic and capital planning services are designed to provide effective workable plans with quantifiable results. Through a program known as SAFE (Strategic Alternatives Financial Evaluations), RP Financial analyzes strategic options to enhance shareholder value or other established objectives. Our planning services involve conducting situation analyses; establishing mission statements, strategic goals and objectives; and identifying strategies for enhancement of franchise value, capital management and planning, earnings improvement and operational issues. Strategy development typically includes the following areas: capital formation and management, asset/liability targets, profitability, return on equity and market value of stock. Our proprietary financial simulation model provides the basis for evaluating the financial impact of alternative strategies and assessing the feasibility/compatibility of such strategies with regulations and/or other guidelines.

MERGER AND ACQUISITION SERVICES

RP Financial's merger and acquisition (M&A) services include targeting candidates and potential acquirors, assessing acquisition merit, conducting detailed due diligence, negotiating and structuring transactions, preparing merger business plans and financial simulations, rendering fairness opinions and assisting in implementing post-acquisition strategies. Through our financial simulations, comprehensive in-house data bases, valuation expertise and regulatory knowledge, RP Financial's M&A consulting focuses on structuring transactions to enhance shareholder returns.

VALUATION SERVICES

RP Financial's extensive valuation practice includes valuations for a variety of purposes including mergers and acquisitions, mutual-to-stock conversions, ESOPs, subsidiary companies, mark-to-market transactions, loan and servicing portfolios, non-traded securities, core deposits, FAS 107 (fair market value disclosure), FAS 122 (loan servicing rights) and FAS 123 (stock options). Our principals and staff are highly experienced in performing valuation appraisals which conform with regulatory guidelines and appraisal industry standards. RP Financial is the nation's leading valuation firm for mutual-to-stock conversions of thrift institutions.

OTHER CONSULTING SERVICES AND DATA BASES

RP Financial offers a variety of other services including branching strategies, feasibility studies and special research studies, which are complemented by our quantitative and computer skills. RP Financial's consulting services are aided by its in-house data base resources for commercial banks and savings institutions and proprietary valuation and financial simulation models.

YEAR 2000 SERVICES

RP Financial, through a relationship with a computer research and development company with a proprietary methodology, offers Year 2000 advisory and conversion services to financial institutions which are more cost effective and less disruptive than most other providers of such service.

RP Financial's Key Personnel (Years of Relevant Experience)

  Ronald S. Riggins, Managing Director (18)
  William E. Pommerening, Managing Director (14)
  Gregory E. Dunn, Senior Vice President (16)
  James P. Hennessey, Senior Vice President (13)
  James J. Oren, Senior Vice President (11)
-------------------------------------------------------------------------------
Washington Headquarters
Rosslyn Center
1700 North Moore Street, Suite 2210                    Telephone: (703) 528-1700
Arlington, VA 22209                                      Fax No.: (703) 528-1788